UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21774
                                                     ---------

                        First Trust Exchange-Traded Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2010
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




[LOGO OMITTED]  FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND
-----------------------------------------------------------


        First Trust Dow Jones Select MicroCap Index(SM) Fund
        First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
        First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
        First Trust Dow Jones Internet Index(SM) Fund
        First Trust Strategic Value Index Fund
        First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
        First Trust ISE Water Index Fund
        First Trust ISE-Revere Natural Gas Index Fund
        First Trust ISE Chindia Index Fund
        First Trust Value Line(R) 100 Exchange-Traded Fund
        First Trust NASDAQ(R) ABA Community Bank Index Fund


------------------
Semi-Annual Report
June 30, 2010
------------------


Front Cover




-------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                              June 30, 2010

Shareholder Letter                                                    2
Market Overview                                                       3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund               4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund         6
   First Trust US IPO Index Fund                                      8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund              10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund           12
   First Trust NYSE Arca Biotechnology Index Fund                    14
   First Trust Dow Jones Internet Index(SM) Fund                     16
   First Trust Strategic Value Index Fund                            18
   First Trust Value Line(R) Equity Allocation Index Fund            20
   First Trust Value Line(R) Dividend Index Fund                     22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund        24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund       26
   First Trust S&P REIT Index Fund                                   28
   First Trust ISE Water Index Fund                                  30
   First Trust ISE-Revere Natural Gas Index Fund                     32
   First Trust ISE Chindia Index Fund                                34
   First Trust Value Line(R) 100 Exchange-Traded Fund                36
   First Trust NASDAQ(R) ABA Community Bank Index Fund               38
Notes to Fund Performance Overview                                   40
Understanding Your Fund Expenses                                     41
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund              43
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        48
   First Trust US IPO Index Fund                                     50
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund              53
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund           55
   First Trust NYSE Arca Biotechnology Index Fund                    56
   First Trust Dow Jones Internet Index(SM) Fund                     57
   First Trust Strategic Value Index Fund                            58
   First Trust Value Line(R) Equity Allocation Index Fund            60
   First Trust Value Line(R) Dividend Index Fund                     63
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund        66
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund       68
   First Trust S&P REIT Index Fund                                   70
   First Trust ISE Water Index Fund                                  72
   First Trust ISE-Revere Natural Gas Index Fund                     73
   First Trust ISE Chindia Index Fund                                74
   First Trust Value Line(R) 100 Exchange-Traded Fund                76
   First Trust NASDAQ(R) ABA Community Bank Index Fund               78
Statements of Assets and Liabilities                                 80
Statements of Operations                                             84
Statements of Changes in Net Assets                                  88
Financial Highlights                                                 94
Notes to Financial Statements                                       105
Additional Information                                              115
Risk Considerations                                                 119





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              CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                     PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                         HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                    FIRST TRUST EXCHANGE-TRADED FUND
                           SEMI-ANNUAL REPORT
                              JUNE 30, 2010



Dear Shareholders:

I'm pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded Fund.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded Fund for the period covered by the report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to bringing you quality investment solutions. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded Fund

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MARKET OVERVIEW
-------------------------------------------------------------------------

                    FIRST TRUST EXCHANGE-TRADED FUND
                           SEMI-ANNUAL REPORT
                              JUNE 30, 2010

[PICTURE OMITTED]   ROBERT F. CAREY, CFA
                    SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                    FIRST TRUST ADVISORS L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


STATE OF THE ECONOMY/INVESTING

The GDP growth rate for the second quarter of 2010 was 2.4%, slightly less than the 2.6% consensus estimate from the Bloomberg survey. The U.S. economic expansion is now one-year old. The economists polled in the most recent Blue Chip Economic Indicators survey see the economy expanding by 3.1% in 2010, down from 3.3% in June. So the notion of a "double-dip" scenario is not widely held. We believe that the economy is being held back by too much legislation and uncertainty over where taxes will be in 2011. Unless Congress passes new legislation, the Bush tax cuts will expire at the close of 2010. The Federal income tax system will then revert back to the rates levied at the end of the Clinton Administration. Too much uncertainty, in our opinion, is not only bad for the stock market but the labor market as well. The lack of any serious job creation to date is stressing both Wall Street and Main Street.

The outlook for global growth is even better than in the U.S. The
International Monetary Fund (IMF) is forecasting a global GDP growth rate of 4.5% for 2010 and 4.25% for 2011. The strongest growth is expected to be in the emerging and developing economies. The IMF is forecasting GDP growth of 6.8% in 2010 and 6.4% in 2011 for these economies.

For those investors concerned about investing with the unemployment rate at such a high level, they need not be. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks have posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

The Stock Trader's Almanac provides data that shows there is some correlation between stock performance and presidential cycles. During the last two years of the 44 administrations since 1833, stocks have gained 719%, well above the 243% gain during the first two years. The gain was 464% in the year prior to the election (Year 3) and 255% in the election year (Year 4).

U.S. STOCKS AND BONDS

All of the major U.S. stock indices declined in the first half of 2010. The Standard & Poor's 500 Index ("S&P 500"), Standard & Poor's MidCap 400 Index and Standard & Poor's SmallCap 600 Index were down 6.6%, 1.4%, and 0.9%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted losses. The top-performing sector was Industrials, down 0.8%, while the poorest showing came from Materials, down 12.9%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 46.1% in 2010 and 13.9% in 2011, respectively, according to Standard & Poor's.

With respect to second quarter earnings, companies in the large-cap space posted a stronger showing than the broader market. As of August 5, 79% of S&P 500 companies had beaten earnings expectations, up from 78% earlier in the reporting season, according to Bespoke Investment Group. When you include all of the U.S. companies that have reported, the beat rate has declined from 77% early on in the reporting season (July) to 68.5%. The lowest-quality companies usually outperform at the beginning of a market upturn, but then yield to the top companies with better earnings. The non-financial companies in the S&P 500 held a record $837 billion in cash and equivalents at the close of the first quarter of 2010, according to Standard & Poor's. That amount is up 25.8% from the first quarter of 2009.

In the U.S. bond market, all of the domestic groups performed well. The top-performing group was a blend of investment-grade bonds. The Barclays Capital U.S. Aggregate Index posted a total return of 5.33%. The next closest domestic category was GNMAs, up 5.29%, as measured by the Barclays Capital GNMA 30 Year Index. The Barclays Capital Municipal Bond:
Long-Bond (22+) Index posted the worst return, but was still up 4.49%.

FOREIGN STOCKS AND BONDS

Riskier asset classes continued their domination in the overseas markets. The top foreign story during the past six months was the sovereign debt crisis in Greece and its government's need to impose severe austerity measures to curb its unsustainable debt levels. The other European Union members interceded with a $1 trillion bailout package that, while not popular with many citizens, eventually tempered investor fears of a possible contagion. The Barclays Capital Global Emerging Markets Index of debt securities rose 2.73% (USD) in the first half of 2010, while the MSCI Emerging Markets Index of stocks declined 6.12% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned -0.31%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries fell 12.06% (USD). The U.S. dollar appreciated 6.5% against a basket of major currencies. The unexpected rally in the dollar was driven largely by weakness in the Euro stemming from the debt crisis in Greece.

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FUND PERFORMANCE OVERVIEW
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE "), NYSE Amex and The NASDAQ Stock Market ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE
Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                     6 Months Ended      1 Year Ended     Inception (09/27/05)    Inception (09/27/05)
                                         06/30/10          06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                       -2.79%            19.99%              -2.57%                 -11.66%
Market Value                              -2.56%            19.89%              -2.56%                 -11.61%
INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)       -2.56%            20.95%              -1.84%                  -8.47%
Russell 2000(R) Index                     -1.95%            21.48%              -0.29%                  -1.38%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -2.79% for the six months ended June 30, 2010 underperformed the benchmark Russell 2000(R) Index return of -1.95% by -0.84%. The Energy sector was the worst-performing sector in the Fund with a six-month return of -10.6%. Fears of economic slowdown and the BP oil spill weighed on the sector's returns. The sector included the Fund's worst individual contributor, ATP Oil & Gas Corp. The company had a six-month return of -42.1% and contributed -0.4% to the Fund's total return due to the oil spill fallout as the company derives a significant percentage of its revenue from the Gulf of Mexico. The Financials sector was the best-contributing sector in the Fund with a contribution to total return of +0.2%. The sector's best contributor was Ashford Hospitality Trust with a +0.2% contribution as strong earnings for the first quarter 2010 helped the real estate investment trust ("REIT") to a six-month return of +57.9%. The Fund received 1.0% of underperformance from the Industrials sector. Poor performance in the airlines, and construction & engineering industries was the major cause of the underperformance. In particular, the Fund's holdings in the airline industry returned -26.2%, while the benchmark's holdings in the industry were more diversified and had a return of +19.5% over the six-month period ended June 30, 2010.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

       TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
Boston Beer (The) Co., Inc., Class A              ATP Oil & Gas Corp.
          Quiksilver, Inc.                      Terra Nova Royalty Corp.
      Advisory Board (The) Co.           A-Power Energy Generation Systems Ltd.
          Stratasys, Inc.                   TeleCommunication Systems, Inc.
     Ashford Hospitality Trust            Albany International Corp., Class A


______________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Industrials                            18.65%
  Financials                             17.71
  Consumer Discretionary                 15.20
  Information Technology                 13.71
  Health Care                            10.34
  Materials                               7.94
  Energy                                  7.12
  Consumer Staples                        6.93
  Telecommunication Services              1.61
  Utilities                               0.79
                                        -------
    Total                               100.00%
                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  EV Energy Partner L.P.                  1.27%
  American Capital Agency Corp.           1.20
  Advisory Board (The) Co.                1.00
  Manhattan Associates, Inc.              0.94
  Interface, Inc., Class A                0.91
  Zoll Medical Corp.                      0.87
  World Acceptance Corp.                  0.84
  Heartland Payment Systems, Inc.         0.83
  First Potomac Realty Trust              0.80
  Peet's Coffee & Tea, Inc.               0.79
                                         ------
    Total                                 9.45%
                                         ======

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                       SEPTEMBER 27, 2005 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust          The Dow Jones
                 Dow Jones Select       Select MicroCap
             MicroCap Index(SM) Fund       Index(SM)       Russell 2000(R) Index
             -----------------------    ---------------    ---------------------
09/27/2005           $10,000               $10,000               $10,000
12/31/2005            10,374                10,397                10,252
06/30/2006            10,968                11,033                11,094
12/31/2006            12,001                12,115                12,134
06/30/2007            12,746                12,910                12,917
12/31/2007            11,278                11,474                11,944
06/30/2008             9,896                10,100                10,825
12/31/2008             7,520                 7,707                 7,909
06/30/2009             7,362                 7,568                 8,118
12/31/2009             9,087                 9,393                10,058
06/30/2010             8,833                 9,153                 9,862

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 30, 2005 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
09/30/05 - 12/31/05                                   31              1              3          0
01/01/06 - 12/31/06                                  125              8              2          0
01/01/07 - 12/31/07                                  125             12              5          0
01/01/08 - 12/31/08                                  139              9              1          0
01/01/09 - 12/31/09                                  121              6              0          0
01/01/10 - 06/30/10                                   81              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
09/30/05 - 12/31/05                                   29              0              0          0
01/01/06 - 12/31/06                                  116              0              0          0
01/01/07 - 12/31/07                                  100              4              5          0
01/01/08 - 12/31/08                                   99              5              0          0
01/01/09 - 12/31/09                                  120              5              0          0
01/01/10 - 06/30/10                                   43              0              0          0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE(R), NYSE Amex or NASDAQ(R)) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                        AVERAGE ANNUAL          CUMULATIVE
                                                                                         TOTAL RETURNS           TOTAL RETURNS
                                             6 Months Ended      1 Year Ended         Inception (03/09/06)    Inception (03/09/06)
                                                06/30/10          06/30/10               to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                               -4.53%            15.48%                  -4.94%                 -19.61%
Market Value                                      -4.60%            15.40%                  -4.96%                 -19.69%
INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index         -4.32%            15.99%                  -4.51%                 -18.03%
S&P 500(R) Index                                  -6.65%            14.43%                  -2.72%                 -11.21%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -4.53% for the six months ended June 30, 2010 outperformed the benchmark S&P 500(R) Index return of -6.65% by +2.12%. The Telecommunication Services sector was the worst contributor to the Fund's total return with a -2.3% contribution. The poor contribution was a result of the sector having the Fund's two largest holdings and worst individual contributors, AT&T, Inc. and Verizon Communications, Inc., which returned -11.0% and -12.8%, respectively. The Materials sector was the best-contributing sector in the Fund with a contribution of +0.4%. E.I. du Pont de Nemours & Co., the Fund's second best individual contributor with a contribution of +0.3%, was a part of the sector. The company had a six-month return of +5.2% after reporting net income for the first quarter 2010 more than doubled from the first quarter of 2009. The Information Technology sector was the worst-performing sector in the Fund as economic worries caused investors to flock to more defensive investments. The Fund gained 1.9% of outperformance by being significantly underweighted in the Information Technology sector relative to the benchmark (1.2% vs. 19.2% average weight).

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

        TOP-PERFORMING STOCKS            BOTTOM-PERFORMING STOCKS
         Emerson Electric Co.                 AT&T, Inc.
    E.I. du Pont de Nemours & Co.      Verizon Communications, Inc.
     Kraft Foods, Inc., Class A              Chevron Corp.
      Bristol-Myers Squibb Co.              ConocoPhillips
        Limited Brands, Inc.                 Exelon Corp.


______________________
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                       % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Utilities                              28.33%
  Telecommunication Services             21.60
  Health Care                            16.53
  Energy                                 14.67
  Consumer Staples                        6.65
  Financials                              3.54
  Materials                               3.13
  Industrials                             2.28
  Information Technology                  1.72
  Consumer Discretionary                  1.55
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                       % OF LONG-TERM
SECURITY                               INVESTMENTS
  Verizon Communications, Inc.           10.00%
  AT&T, Inc.                             10.00
  Chevron Corp.                           9.39
  Merck & Co., Inc.                       8.79
  ConocoPhillips                          5.28
  Bristol-Myers Squibb Co.                4.09
  Eli Lilly & Co.                         3.59
  Kraft Foods, Inc., Class A              3.35
  Southern Co.                            2.82
  E.I. du Pont de Nemours & Co.           2.58
                                        -------
    Total                                59.89%
                                        =======

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                         MARCH 9, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)        S&P 500(R) Index
              --------------------------    ----------------    ----------------
03/09/2006             $10,000                  $10,000            $10,000
12/31/2006              12,077                   12,110             11,317
06/30/2007              12,392                   12,462             12,104
12/31/2007              10,793                   10,870             11,939
06/30/2008               7,955                    8,069             10,516
12/31/2008               7,371                    7,462              7,522
06/30/2009               6,961                    7,067              7,760
12/31/2009               8,420                    8,567              9,512
06/30/2010               8,039                    8,197              8,879

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 15, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
03/15/06 - 12/31/06                                  116              8              3          0
01/01/07 - 12/31/07                                  122              6              5          0
01/01/08 - 12/31/08                                  148              8              4          2
01/01/09 - 12/31/09                                  135              4              3          0
01/01/10 - 06/30/10                                   78              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
03/15/06 - 12/31/06                                   75              0              0          0
01/01/07 - 12/31/07                                  107             10              1          0
01/01/08 - 12/31/08                                   84              4              2          1
01/01/09 - 12/31/09                                  106              3              1          0
01/01/10 - 06/30/10                                   46              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                      AVERAGE ANNUAL            CUMULATIVE
                                                                       TOTAL RETURNS           TOTAL RETURNS
                           6 Months Ended      1 Year Ended         Inception (04/12/06)    Inception (04/12/06)
                              06/30/10           06/30/10              to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                             -5.93%            20.27%                  -0.66%                  -2.73%
Market Value                    -5.88%            21.18%                  -0.65%                  -2.73%
INDEX PERFORMANCE
IPOX-100 U.S. Index             -5.63%            20.99%                  -0.05%                  -0.21%
Russell 3000(R) Index           -6.05%            15.72%                  -3.00%                 -12.06%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -5.93% for the six months ended June 30, 2010 outperformed the benchmark Russell 3000(R) Index return of -6.05% by +0.12%. The Information Technology sector was the worst-contributing sector in the Fund. The Fund's holdings in the sector returned -14.7% and contributed -4.5% to total return as investors sought more defensive investments due to increasing economic worries. The Fund's two worst contributors, Visa, Inc. and MasterCard, Inc., were a part of the sector. The companies both fell sharply in May after the U.S. Senate put limits on debit-card fees in the financial overhaul bill. Visa and MasterCard had six-month returns of -18.9% and -22.0%, respectively, and combined to contribute -3.1% to the Fund's total return. The Consumer Discretionary sector was the best contributor to the Fund's total return with a +1.1% contribution. Three of the Fund's top five individual contributors were from the sector, including the best contributor, Time Warner Cable, Inc. The company had a six-month return of +27.9% and contributed +0.7% to the Fund's total return as a focus on internet service allowed the company to add 378,000 new customers in the first quarter of 2010. The Fund's heavy weight in Information Technology detracted -2.6% from outperformance, but was more than offset by the Fund's better performance in the Consumer Discretionary, Consumer Staples, and Energy sectors.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

         TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
        Time Warner Cable, Inc.               Visa, Inc., Class A
     Dr. Pepper Snapple Group, Inc.         MasterCard, Inc., Class A
          Dollar General Corp.                   Covidien PLC
       Mead Johnson Nutrition Co.              Western Union Co.
      Hyatt Hotels Corp., Class A              First Solar, Inc.


______________________
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Information Technology                 27.25%
  Consumer Discretionary                 18.49
  Consumer Staples                       17.78
  Industrials                             8.92
  Health Care                             8.08
  Energy                                  7.99
  Financials                              6.48
  Telecommunication Services              2.02
  Materials                               1.70
  Utilities                               1.29
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  Philip Morris International, Inc.      10.75%
  Visa, Inc., Class A                     9.83
  MasterCard, Inc., Class A               5.38
  Covidien PLC                            4.14
  Viacom, Inc., Class B                   3.93
  Time Warner Cable, Inc.                 3.80
  Spectra Energy Corp.                    2.68
  Tyco Electronics Ltd.                   2.40
  Lorillard, Inc.                         2.27
  Mead Johnson Nutrition Co.              2.11
                                        -------
    Total                                47.29%
                                        =======

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                         APRIL 12, 2006 - JUNE 30, 2010

                                [GRAPHIC OMITTED]
                           EDGARIZATION OF DATA POINTS


                  First Trust
               US IPO Index Fund     IPOX-100 U.S. Index   Russell 3000(R) Index
               -----------------     -------------------   ---------------------
04/12/2006         $10,000                $10,000               $10,000
12/31/2006          11,100                 11,154                11,064
06/30/2007          12,385                 12,481                11,851
12/31/2007          12,712                 12,844                11,633
06/30/2008          11,784                 11,941                10,348
12/31/2008           7,134                  7,245                 7,293
06/30/2009           8,087                  8,248                 7,599
12/31/2009          10,339                 10,575                 9,360
06/30/2010           9,726                  9,980                 8,794

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/13/06 - 12/31/06                                   37              0              0          0
01/01/07 - 12/31/07                                   96              9              4          1
01/01/08 - 12/31/08                                  133              3              6          0
01/01/09 - 12/31/09                                  109              3              0          0
01/01/10 - 06/30/10                                   67              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/13/06 - 12/31/06                                  144              0              0          0
01/01/07 - 12/31/07                                  135              5              1          0
01/01/08 - 12/31/08                                  108              2              1          0
01/01/09 - 12/31/09                                  135              5              0          0
01/01/10 - 06/30/10                                   57              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                    AVERAGE ANNUAL            CUMULATIVE
                                                                                     TOTAL RETURNS           TOTAL RETURNS
                                         6 Months Ended      1 Year Ended         Inception (04/19/06)    Inception (04/19/06)
                                            06/30/10           06/30/10               to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                           -5.64%            21.72%                  -1.68%                  -6.85%
Market Value                                  -5.73%            21.72%                  -1.68%                  -6.85%
INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)           -5.34%            22.52%                  -1.07%                  -4.40%
NASDAQ-100 Index(R)                           -6.17%            18.53%                   0.66%                   2.78%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -5.64% for the six months ended June 30, 2010 outperformed the benchmark NASDAQ-100 Index(R) return of -6.17% by +0.53%. The Fund's heaviest weighted sector, Information Technology, was the worst-performing and contributing sector in the Fund. For the six months covered by this report, the sector returned -8.3% and contributed -3.9% to the Fund's total return. The Fund's worst individual contributor and performer, NVIDIA Corp. was a part of the sector. The company had a six-month return of -45.4% and contributed -0.5% to the Fund's total return after lowering its revenue expectations while its chief competitor, Intel Corp., topped earnings estimates. Baidu, Inc. was a bright spot in the sector and led the Fund in performance (+65.6%) and contribution to total return (+0.5%). The Chinese search engine's strong performance came from uncertainty that its chief competitor, Google, Inc., will have its permit to operate in China renewed after a standoff with the Chinese government. The Fund's performance versus the benchmark depends heavily on the performance of large companies that are held at a significantly higher weight in the benchmark. The Fund lost 2.2% of outperformance due to an underweight position in Apple, Inc., which returned +19.4% for the six month period covered by this report. However, the Fund gained 2.1% of outperformance by being underweight Google, Inc. and Microsoft Corp., which had returns of -28.2% and -23.8%, respectively, over the six-month period ended June 30, 2010.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS         BOTTOM-PERFORMING STOCKS
        Baidu, Inc., ADR                NVIDIA Corp.
          SanDisk Corp.              Foster Wheeler AG
         Illumina, Inc.               QUALCOMM, Inc.
       Wynn Resorts Ltd.         Apollo Group, Inc., Class A
       Ross Stores, Inc.            Google, Inc., Class A


______________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND
BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECTOR                                       INVESTMENTS
  Information Technology                       44.57%
  Health Care                                  20.57
  Consumer Discretionary                       19.70
  Industrials                                  10.07
  Telecommunication Services                    3.03
  Consumer Staples                              1.03
  Materials                                     1.03
                                              -------
    Total                                     100.00%
                                              =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
  FLIR Systems, Inc.                            1.11%
  Stericycle, Inc.                              1.10
  Illumina, Inc.                                1.07
  Teva Pharmaceutical Industries Ltd., ADR      1.07
  Vodafone Group PLC, ADR                       1.07
  Henry Schein, Inc.                            1.07
  Genzyme Corp.                                 1.05
  Altera Corp.                                  1.05
  Virgin Media, Inc.                            1.05
  Amgen, Inc.                                   1.05
                                              -------
        Total                                  10.69%
                                              =======


                    GROWTH OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

             First Trust NASDAQ-100
                 Equal Weighted         NASDAQ-100 Equal
                 Index(SM) Fund        Weighted Index(SM)    NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
04/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168
06/30/2007            11,050                 11,117               11,217
12/31/2007            11,040                 11,142               12,124
06/30/2008             9,673                  9,785               10,708
12/31/2008             6,187                  6,292                7,084
06/30/2009             7,653                  7,803                8,671
12/31/2009             9,871                 10,100               10,954
06/30/2010             9,314                  9,561               10,278

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/25/06 - 12/31/06                                  105              0              1          0
01/01/07 - 12/31/07                                  151              0              3          0
01/01/08 - 12/31/08                                  152              4              1          1
01/01/09 - 12/31/09                                  144              0              0          0
01/01/10 - 06/30/10                                   77              1              0          0

                                NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/25/06 - 12/31/06                                   68              0              0          0
01/01/07 - 12/31/07                                   97              0              0          0
01/01/08 - 12/31/08                                   94              1              0          0
01/01/09 - 12/31/09                                  104              3              1          0
01/01/10 - 06/30/10                                   46              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The
NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                              6 Months Ended      1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                 06/30/10          06/30/10             to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                                -7.60%            23.98%              -0.52%                  -2.18%
Market Value                                       -7.82%            23.92%              -0.54%                  -2.23%
INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)             -7.35%            24.76%               0.10%                   0.41%
S&P 500 Information Technology Index              -10.57%            15.82%              -0.37%                  -1.53%
S&P 500(R) Index                                   -6.65%            14.43%              -3.50%                 -13.88%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -7.60% for the six months ended June 30, 2010 outperformed the benchmark S&P 500 Information Technology Index return of -10.57% by +2.97%. After a good start to 2010, the Information Technology sector pulled back as investors moved money to more defensive investments due to global economic fears. The Fund's worst individual contributor and performer was NVIDIA Corp. The company had a six-month return of -45.4% and contributed -1.3% to the Fund's total return after lowering its revenue expectations, while its chief competitor, Intel Corp., topped earnings estimates. QUALCOMM, Inc. was the Fund's next worst contributor with a contribution to the Fund's total return of -0.8%. On January 28, 2010, the company's stock had its worst drop in a decade after the company lowered its 2010 sales forecast. For the six months covered by this report, QUALCOMM, Inc. returned -28.3%. Baidu, Inc. was a bright spot in the Fund, leading all holdings in performance (+65.6%) and contribution to total return (+1.4%). The Chinese search engine's strong performance came from uncertainty that its primary competitor, Google, Inc., will have its permit to operate in China renewed after a standoff with the Chinese government. Baidu, Inc. was not held in the benchmark, and therefore caused 1.4% of Fund outperformance. The Fund gained another 3.4% of outperformance by having a relative underweight position in Google, Inc. and Microsoft Corp., which had six-month returns of -28.2% and -23.8%, respectively. Apple, Inc. reversed 1.1% of the Fund's outperformance as the Fund was underweight the company relative to the benchmark while Apple, Inc. had a return of +19.3% over the six-month period ended June 30, 2010.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS          BOTTOM-PERFORMING STOCKS
        Baidu, Inc., ADR                  NVIDIA Corp.
          SanDisk Corp.                  QUALCOMM, Inc.
           Apple, Inc.               Google, Inc., Class A
          NetApp, Inc.                Adobe Systems, Inc.
          Intuit, Inc.                Seagate Technology


______________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND
BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                                % OF LONG-TERM
SECTOR                                           INVESTMENTS
  Information Technology                           97.25%
  Health Care                                       2.75%
                                                  -------
    Total                                         100.00%
                                                  =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                                % OF LONG-TERM
SECURITY                                         INVESTMENTS
  Altera Corp.                                      2.80%
  Infosys Technologies Ltd., ADR                    2.76
  Xilinx, Inc.                                      2.76
  Linear Technology Corp.                           2.76
  Cerner Corp.                                      2.75
  Check Point Software Technologies, Ltd.           2.74
  Cognizant Technology Solutions Corp., Class A     2.73
  Microchip Technology, Inc.                        2.73
  Broadcom Corp., Class A                           2.73
  Intuit, Inc.                                      2.71
                                                  -------
    Total                                          27.47%
                                                  =======

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                       APRIL 19, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                     First Trust              NASDAQ-100           S&P 500
                NASDAQ-100-Technology         Technology         Information
                Sector Index(SM) Fund      Sector Index(SM)    Technology Index    S&P 500(R) Index
                ---------------------      ----------------    ----------------    ----------------
04/19/2006             $10,000                 $10,000             $10,000            $10,000
12/31/2006               9,985                  10,020              10,296             10,975
06/30/2007              10,925                  10,989              11,256             11,739
12/31/2007              10,750                  10,847              11,975             11,579
06/30/2008               9,755                   9,872              10,409             10,199
12/31/2008               5,885                   5,983               6,809              7,295
06/30/2009               7,890                   8,048               8,502              7,526
12/31/2009              10,587                  10,838              11,011              9,224
06/30/2010               9,782                  10,041               9,847              8,611

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/25/06 - 12/31/06                                  103              1              1          1
01/01/07 - 12/31/07                                  153              0              0          0
01/01/08 - 12/31/08                                  138              6              1          1
01/01/09 - 12/31/09                                  151              4              0          0
01/01/10 - 06/30/10                                   97              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
04/25/06 - 12/31/06                                   68              0              0          0
01/01/07 - 12/31/07                                   98              0              0          0
01/01/08 - 12/31/08                                  104              2              1          0
01/01/09 - 12/31/09                                   94              3              0          0
01/01/10 - 06/30/10                                   27              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                    AVERAGE ANNUAL            CUMULATIVE
                                                                                    TOTAL RETURNS            TOTAL RETURNS
                                            6 Months Ended      1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                               06/30/10           06/30/10          to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                               8.23%            45.78%                11.72%                56.30%
Market Value                                      8.23%            45.89%                11.73%                56.35%
INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)                 8.59%            46.75%                12.41%                60.26%
NASDAQ(R) Biotechnology Index                    -5.08%             7.01%                 2.91%                12.27%
S&P 500(R) Index                                 -6.65%            14.43%                -2.41%                -9.35%
S&P Composite 1500 Health Care Index             -7.26%            10.94%                 0.79%                 3.23%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of +8.23% for the six months ended June 30, 2010 outperformed one of its benchmark indexes, the S&P Composite 1500 Health Care Index, return of -7.26% by +15.49%. The Fund's holdings in the Life Sciences Tools & Services industry led the Fund with a +5.9% contribution to total return. Sequenom, Inc. was the best contributor from the industry with a six-month return of +42.6% and a contribution of +2.5%. The company's stock rose sharply in February after it introduced a test to determine the gender of a fetus. The industry also included strong performers Millipore Corp. (+47.4%) and Illumina, Inc. (+42.0%). Strangely, InterMune, Inc. was the Fund's leading contributor to total return with a +4.6% contribution even though its six-month return was -28.3%. In early March of 2010, InterMune's shares jumped after the company received backing from a U.S. panel to introduce the first treatment for a deadly lung disease. For the first quarter of 2010, the company's stock returned +241.8%. On a quarterly basis, each of the Fund's 20 holdings is reset to a 5% weight. Before the Fund rebalanced in April, InterMune's strong performance caused the company to have a 12.8% weight in the Fund. The effect of the rebalance was to lock in much of InterMune's gain as a majority of the position had to be purged from the Fund to reset each component to a 5% weight. In May of 2010, U.S. regulators went against the panel's recommendation and rejected the drug's application, asking for a new clinical trial. This caused InterMune's shares to plummet. For the second quarter of 2010, InterMune returned -79.0%. However, due to the timing of the rebalance locking in much of InterMune's gain, the company was able to make a positive contribution to the Fund's total return despite a negative performance over the six-month period ended June 30, 2010.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
        InterMune, Inc.                  Myriad Genetics, Inc.
     OSI Pharmaceuticals              Human Genome Sciences, Inc.
        Sequenom, Inc.                Vertex Pharmaceuticals, Inc.
       Millipore Corp.                   Gilead Sciences, Inc.
 Amylin Pharmaceuticals, Inc.               Celera Corp.


______________________
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (CONTINUED)


PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Health Care                           100.00%
                                        -------
    Total                               100.00%
                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  Illumina, Inc.                          6.98%
  Sequenom, Inc.                          6.27
  Millipore Corp.                         6.19
  Genzyme Corp.                           5.82
  Alexion Pharmaceuticals, Inc.           5.74
  Life Technologies Corp.                 5.61
  Biogen Idec, Inc.                       5.44
  Amylin Pharmaceuticals, Inc.            5.04
  Celgene Corp.                           5.01
  Cephalon, Inc.                          4.98
                                        -------
     Total                               57.08%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                         JUNE 19, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                First Trust NYSE Arca      NYSE Arca                                                           S&P
                    Biotechnology        Biotechnology          NASDAQ(R)                                 Composite 1500
                     Index Fund            Index(SM)        Biotechnology Index     S&P 500(R) Index     Health Care Index
                ---------------------    -------------      -------------------     ----------------     -----------------
06/19/2006            $10,000               $10,000               $10,000              $10,000              $10,000
12/31/2006             11,775                11,815                11,114               11,554               11,194
06/30/2007             12,105                12,179                11,177               12,358               11,919
12/31/2007             12,205                12,320                11,630               12,189               12,092
06/30/2008             11,410                11,557                11,086               10,736               10,593
12/31/2008              9,968                10,138                10,200                7,679                9,218
06/30/2009             10,722                10,921                10,491                7,922                9,305
12/31/2009             14,441                14,758                11,828                9,711               11,132
06/30/2010             15,629                16,026                11,227                9,065               10,324

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/23/06 - 12/31/06                                   64              0              0          0
01/01/07 - 12/31/07                                  162              8              1          0
01/01/08 - 12/31/08                                  170              9              0          0
01/01/09 - 12/31/09                                   93              3              0          0
01/01/10 - 06/30/10                                   76              0              0          1

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/23/06 - 12/31/06                                   68              0              0          0
01/01/07 - 12/31/07                                   76              3              1          0
01/01/08 - 12/31/08                                   72              1              1          0
01/01/09 - 12/31/09                                  152              4              0          0
01/01/10 - 06/30/10                                   46              0              0          1

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                          AVERAGE ANNUAL            CUMULATIVE
                                                                                           TOTAL RETURNS           TOTAL RETURNS
                                                   6 Months Ended      1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                      06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                                     -4.82%            27.81%               4.59%                  19.80%
Market Value                                            -5.06%            27.47%               4.53%                  19.55%
INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)                  -4.70%            28.32%               5.10%                  22.22%
S&P 500(R) Index                                        -6.65%            14.43%              -2.41%                  -9.35%
S&P Composite 1500 Information Technology Index        -10.02%            16.29%               2.52%                  10.55%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -4.82% for the six months ended June 30, 2010 outperformed one of its benchmark indexes, the S&P Composite 1500 Information Technology Index, return of -10.02% by +5.20%. Over three-quarters of the Fund's weight was invested in the Information Technology sector. The Fund's holdings in the sector returned -2.7% and contributed -2.0% to the Fund's total return. Google, Inc. was the Fund's worst individual contributor to total return with a -2.9% contribution. The company had a six-month return of -28.2% due to uncertainty of whether or not it will be allowed to continue operations in China, and disappointing sales of its smart phone, the Nexus One. Akamai Technologies, Inc. was the best performer and contributor in the Information Technology sector. The company beat earnings expectations for the first quarter of 2010 and authorized a $150 million share buyback. For the six months covered by this report, Akamai Technologies, Inc. returned +60.1% and contributed +1.5% to the Fund's total return. Online movie rental service provider Netflix, Inc. was the Fund's best individual contributor and performer. In the first quarter of 2010, the company added 1.7 million new subscribers as profit rose 44% from the same quarter the previous year. Netflix had a six-month return of +97.2% and contributed +2.0% to the Fund's total return. The Fund's outperformance came mainly from the software industry. The Fund's holdings in the industry returned +10.7% while the benchmark's software holdings returned -15.9%. The Fund benefitted from strong performance from SonicWALL, Inc. (+54.4%), Ariba, Inc. (+27.2%), TIBCO Software, Inc. (+25.2%), and Salesforce.com, Inc. (+16.3%). Half of the benchmark's software exposure was invested in Microsoft Corp, which had a six-month return of -23.8%. In total, the software industry contributed +5.1% to the Fund's outperformance.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
         Netflix, Inc.                    Google, Inc., Class A
   Akamai Technologies, Inc.                 Amazon.com, Inc.
      Salesforce.com, Inc.                     Yahoo!, Inc.
        SonicWALL, Inc.                  E*TRADE Financial Corp.
      TIBCO Software, Inc.               Monster Worldwide, Inc.


______________________
Dow Jones and Dow Jones Internet Composite Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECTOR                                     INVESTMENTS
  Information Technology                     75.88%
  Consumer Discretionary                     17.85
  Financials                                  4.72
  Health Care                                 1.55
                                            -------
    Total                                   100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECURITY                                   INVESTMENTS
  Google, Inc., Class A                       9.78%
  Amazon.com, Inc.                            6.79
  eBay, Inc.                                  5.49
  Yahoo!, Inc.                                5.18
  Juniper Networks, Inc.                      4.46
  Salesforce.com, Inc.                        4.11
  priceline.com, Inc.                         3.93
  Akamai Technologies, Inc.                   3.59
  Check Point Software Technologies, Ltd.     3.17
  VeriSign, Inc.                              3.05
                                            -------
    Total                                    49.55%
                                            =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                         JUNE 19, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                     First Trust
                 Dow Jones Internet    Dow Jones Internet                                   S&P Composite 1500
                   Index(SM) Fund      Composite Index(SM)       S&P 500(R) Index      Information Technology Index
                 ------------------    -------------------       ----------------      -----------------------------
06/19/2006             $10,000               $10,000                $10,000                     $10,000
12/31/2006              11,285                11,315                 11,554                      11,574
06/30/2007              12,975                13,044                 12,358                      12,716
12/31/2007              12,545                12,651                 12,189                      13,360
06/30/2008              11,203                11,327                 10,736                      11,638
12/31/2008               7,023                 7,114                  7,679                       7,629
06/30/2009               9,374                 9,524                  7,922                       9,506
12/31/2009              12,587                12,825                  9,711                      12,286
06/30/2010              11,980                12,222                  9,065                      11,055

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/23/06 - 12/31/06                                   71              0              0          0
01/01/07 - 12/31/07                                  130              7              6          0
01/01/08 - 12/31/08                                  140              4              1          0
01/01/09 - 12/31/09                                  134              2              1          0
01/01/10 - 06/30/10                                   91              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/23/06 - 12/31/06                                   61              0              0          0
01/01/07 - 12/31/07                                  101              5              2          0
01/01/08 - 12/31/08                                  105              2              1          0
01/01/09 - 12/31/09                                  112              3              0          0
01/01/10 - 06/30/10                                   33              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND

The First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). The Index is an equally-weighted index which measures the performance of fifty stocks which have the highest HOLT valuation score and meet liquidity and tradeability requirements. The HOLT valuation scoring model aims to convert accounting data into cash as measured by HOLT's proprietary CFROI(R) metric. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                            AVERAGE ANNUAL         CUMULATIVE
                                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                    6 Months Ended      1 Year Ended     Inception (07/06/06)  Inception (07/06/06)
                                                       06/30/10           06/30/10            to 06/30/10           to 06/30/10
FUND PERFORMANCE
NAV                                                      -7.54%            14.36%               -0.30%            -1.19%
Market Value                                             -7.54%            14.16%               -0.30%            -1.19%
INDEX PERFORMANCE
Deutsche Bank CROCI(R) US+ Index(TM)                     -7.99%            14.11%                0.03%             0.13%
Credit Suisse U.S. Value Index, Powered by HOLT(TM)*      N/A                N/A                 N/A                N/A
Composite Benchmark (1)                                  -7.30%            14.96%                0.22%             0.89%
S&P 500 Value Index                                      -5.30%            16.40%               -5.35%           -19.66%
S&P 500(R) Index                                         -6.65%            14.43%               -3.12%           -11.85%

* On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM), to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Therefore, the Fund's performance and historical returns shown for the periods prior to June 19, 2010 are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. The inception date of the Index was June 14, 2010. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -7.54% for the six months ended June 30, 2010 underperformed the benchmark S&P 500 Value Index return of -5.30% by -2.24%. The Health Care sector was the largest drag on the Fund's total return as it made a -3.5% contribution. Two of the Fund's three worst contributors to total return were from the sector. Boston Scientific Corp. had a six-month return of -35.6% and contributed -1.0% to the Fund's total return after a documentation error in an FDA filing led to suspension of sales of one of the company's lines of defibrillators. Gilead Sciences, Inc. had a six-month return of -20.8% and made a -0.5% contribution to total return after the company cut its revenue forecast for 2010 by $200 million due to the health care overhaul. The Consumer Discretionary sector was the only sector in the Fund to have a positive return (+5.9%). It was led by Viacom, Inc.'s contribution to total return of +0.4%. The company returned +18.3% during its time in the Fund on strong DVD sales and the beginning of a dividend payment. The Fund received -2.4% of underperformance by being overweight in the previously mentioned Health Care sector relative to the benchmark.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS           BOTTOM-PERFORMING STOCKS
     Viacom, Inc., Class B            Boston Scientific Corp.
       Time Warner, Inc.            National Oilwell Varco, Inc.
        ConocoPhillips                  Gilead Sciences, Inc.
     Cardinal Health, Inc.                Microsoft Corp.
      News Corp., Class A            Archer-Daniels-Midland Co.


(1) The Composite Benchmark is based on both the Deutsche Bank CROCI(R) US+ Index(TM), the Fund's prior Index (the "Old Index") and the Credit Suisse U.S. Value Index, Powered by HOLT(TM), the Fund's current Index (the "New Index"). FDV changed its underlying index at the close of business on June 18, 2010 from the Old Index to the New Index. Because of this, the June 18th closing value of the New Index was divided by the June 18th closing value of the Old Index to obtain a conversion multiple to make the performance of the indexes comparable. Using this conversion multiple, the Composite Benchmark return is calculated using the performance of the Old Index from Fund inception through June 18, 2010 and the New Index performance from June 19, 2010 (adjusted by the conversion multiple) through June 30, 2010.


______________________
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities (USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECTOR                                     INVESTMENTS
  Financials                                 30.13%
  Health Care                                22.48
  Information Technology                     11.59
  Energy                                     11.46
  Industrials                                 5.29
  Materials                                   4.30
  Consumer Staples                            4.27
  Telecommunication Services                  4.25
  Consumer Discretionary                      4.04
  Utilities                                   2.19
                                            -------
    Total                                   100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECURITY                                   INVESTMENTS
  Newmont Mining Corp.                        2.45%
  Annaly Capital Management, Inc.             2.39
  SanDisk Corp.                               2.29
  Bristol-Myers Squibb Co.                    2.22
  ACE Ltd.                                    2.20
  Marathon Oil Corp.                          2.20
  Public Service Enterprise Group, Inc.       2.19
  Archer-Daniels-Midland Co.                  2.17
  Verizon Communications, Inc.                2.17
  Travelers (The) Cos., Inc.                  2.14
                                            -------
    Total                                    22.42%
                                            =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          JULY 6, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust           The Deutsche
                     Strategic            Bank CROCI(R)                                 S&P 500
                  Value Index Fund        US+ Index(TM)      S&P 500(R) Index         Value Index
                  ----------------        -------------      ----------------        -------------
07/06/2006            $10,000                $10,000              $10,000               $10,000
12/31/2006             11,074                 11,072               11,235                11,294
06/30/2007             12,444                 12,472               12,016                12,126
12/31/2007             12,210                 12,273               11,852                11,519
06/30/2008             11,253                 11,332               10,440                 9,671
12/31/2008              7,665                  7,762                7,467                 7,002
06/30/2009              8,640                  8,775                7,703                 6,903
12/31/2009             10,686                 10,884                9,443                 8,484
06/30/2010              9,880                 10,014                8,815                 8,034

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 11, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/11/06 - 12/31/06                                   63              1              0          0
01/01/07 - 12/31/07                                  121             15              4          0
01/01/08 - 12/31/08                                  115              3              2          0
01/01/09 - 12/31/09                                  139              3              0          0
01/01/10 - 06/30/10                                   68              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/11/06 - 12/31/06                                   57              0              0          0
01/01/07 - 12/31/07                                  100              8              2          1
01/01/08 - 12/31/08                                  126              7              0          0
01/01/09 - 12/31/09                                  107              3              0          0
01/01/10 - 06/30/10                                   56              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                              AVERAGE ANNUAL            CUMULATIVE
                                                                               TOTAL RETURNS           TOTAL RETURNS
                                       6 Months Ended      1 Year Ended     Inception (12/05/06)    Inception (12/05/06)
                                          06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                         -1.46%            25.50%              -3.42%                 -11.68%
Market Value                                -1.46%            25.41%              -3.42%                 -11.67%
INDEX PERFORMANCE
Value Line(R) Equity Allocation Index(TM)   -0.96%            26.86%              -2.60%                  -8.96%
Russell 3000(R) Index                       -6.05%            15.72%              -6.21%                 -20.46%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -1.46% for the six months ended June 30, 2010 outperformed the benchmark Russell 3000(R) Index return of -6.05% by +4.59%. The Materials sector was the worst-performing (-28.9%) and contributing (-1.2%) sector in the Fund. The sector was weighed down by the worst individual contributor in the Fund, chemical company Mosaic
(The) Co. Despite a strong earnings report for the period ending
February, 2010, the company had a six-month return of -34.6% after being downgraded by Goldman Sachs due to stubbornly low potash prices. Mosaic
(The) Co. contributed -0.3% to the Fund's total return. The Information Technology sector was the best performing (+8.0%) and contributing
(+1.4%) sector in the Fund. The sector included Sanmina-SCI Corp., which was the best contributor to the Fund's total return with a +1.8% contribution. The company reported net income of $59.4 million for its fiscal fourth quarter of 2010 versus -$25.7 million for the same quarter a year ago on higher sales and lower expenses. Sanmina-SCI Corp. returned +49.4% during the time it was held in the Fund for this reporting period. The Fund outperformed its benchmark due to strong performance of the Fund's holdings in the Consumer Discretionary (+6.8%) and Information Technology (+8.0%) sectors, while the benchmark received negative performance from both these sectors. In total, the sectors contributed 4.7% to the Fund's outperformance.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
       Sanmina-SCI Corp.                      Mosaic (The) Co.
         Netflix, Inc.                      CONSOL Energy, Inc.
     Novo Nordisk A/S, ADR              Baxter International, Inc.
   OSI Pharmaceuticals, Inc.         Potash Corp. of Saskatchewan, Inc.
         Cummins, Inc.                        H&R Block, Inc.


______________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Health Care                            22.55%
  Consumer Discretionary                 21.30
  Financials                             12.35
  Industrials                            10.63
  Consumer Staples                        9.55
  Utilities                               9.00
  Information Technology                  6.69
  Telecommunication Services              3.84
  Materials                               2.38
  Energy                                  1.71
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  AutoZone, Inc.                          1.45%
  Yum! Brands, Inc.                       1.42
  Novo Nordisk A/S, ADR                   1.37
  Comcast Corp., Class A                  1.37
  Prudential Financial, Inc.              1.35
  Infosys Technologies Ltd., ADR          1.34
  DIRECTV, Class A                        1.34
  Kraft Foods, Inc., Class A              1.32
  America Movil S.A.B de C.V., ADR        1.29
  Bank of Montreal                        1.28
                                        -------
    Total                                13.53%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        DECEMBER 5, 2006 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                      First Trust
                  Value Line(R) Equity       Value Line(R)
                       Allocation               Equity
                       Index Fund         Allocation Index(TM)   Russell 3000(R) Index
                  --------------------    --------------------   ---------------------
12/05/2006               $10,000                $10,000                $10,000
12/31/2006                 9,890                  9,897                 10,008
06/30/2007                10,610                 10,623                 10,720
12/31/2007                10,350                 10,398                 10,522
06/30/2008                 9,470                  9,551                  9,360
12/31/2008                 6,681                  6,772                  6,597
06/30/2009                 7,037                  7,177                  6,874
12/31/2009                 8,962                  9,192                  8,466
06/30/2010                 8,831                  9,104                  7,954

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 7, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
12/07/06 - 12/31/06                                    7              0              0          0
01/01/07 - 12/31/07                                   80              6              2          0
01/01/08 - 12/31/08                                  110              5              0          1
01/01/09 - 12/31/09                                  110              3              0          0
01/01/10 - 06/30/10                                   74              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
12/07/06 - 12/31/06                                    9              0              0          0
01/01/07 - 12/31/07                                  157              5              1          0
01/01/08 - 12/31/08                                  131              4              2          0
01/01/09 - 12/31/09                                  138              1              0          0
01/01/10 - 06/30/10                                   50              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The
Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line(R), Inc. gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The
Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                               AVERAGE ANNUAL                CUMULATIVE
                                                                                TOTAL RETURNS               TOTAL RETURNS
                                                                           ----------------------       ----------------------
                                            6 Months         1 Year        5 Years     Inception        5 Years     Inception
                                              Ended           Ended         Ended      (08/19/03)        Ended      (08/19/03)
                                            06/30/10        06/30/10       06/30/10   to 06/30/10       06/30/10   to 06/30/10
FUND PERFORMANCE
NAV                                          -2.88%            17.56%        1.11%           4.72%        5.68%          37.25%
Market Value                                 -2.95%            17.45%        4.63%           4.72%       25.40%          37.26%
INDEX PERFORMANCE
Value Line(R) Dividend Index(TM)             -2.54%            18.52%        N/A              N/A         N/A             N/A
S&P 500(R) Index                             -6.65%            14.43%       -0.79%           2.44%       -3.91%          18.01%
Dow Jones U.S. Select Dividend Index(SM)     -1.29%            25.42%       -2.71%            N/A       -12.84%            N/A

On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (6/30/10) were -15.14% and -14.73% at NAV and Market Value, respectively. That compares to an Index return of -12.89% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end (6/30/10) were -4.53% and -4.40% at NAV and Market Value, respectively. That compares to an Index return of -3.82% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -2.88% for the six months ended June 30, 2010 outperformed the benchmark S&P 500(R) Index return of -6.65% by +3.77%. The Energy sector was the worst sector in the Fund in terms of performance (-15.6%) and contribution to total return (-0.9%). The sector included BP PLC, which had a six-month return of -49.4% and contributed -0.4% to the Fund's total return. The company made headlines worldwide after an oil well it was operating in the Gulf of Mexico caught fire and sank, leaving oil gushing from a well 5,000 feet underground. The Consumer Discretionary and Consumer Staples sectors led the Fund in performance and contribution. The sectors had six-month returns of +3.8% and +2.7%, respectively, and combined to contribute +0.9% to the Fund's total return. The Consumer Staples sector was led by Hershey (The) Co.'s +35.9% six-month return and +0.2% contribution to total return. The company jumped on reports that it increased revenue and market share in the first quarter of 2010. The Consumer Discretionary sector was led by Hasbro, Inc. which had a six-month return of +29.9% and contributed +0.2% to the Fund's total return after a record year for the "Transformers" toys it produces. The Consumer sectors combined to contribute +1.5% to Fund outperformance. The Fund gained another +1.4% of outperformance by being underweight the poor-performing Information Technology sector.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
        Hershey (The) Co.                    BP PLC, ADR
           Hasbro, Inc.                    Nokia Corp., ADR
        Boeing (The) Co.                 Telefonica S.A., ADR
     TJX (The) Cos., Inc.                  Total S.A., ADR
        Sara Lee Corp.                     Microsoft Corp.


______________________
"Value Line(R)" and "Value Line(R) Dividend Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Utilities                              22.51%
  Consumer Staples                       15.52
  Financials                             15.26
  Industrials                            12.81
  Health Care                             7.90
  Consumer Discretionary                  7.54
  Information Technology                  5.49
  Materials                               4.74
  Energy                                  4.71
  Telecommunication Services              3.52
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  Interactive Data Corp.                  0.75%
  Johnson & Johnson                       0.74
  Accenture PLC, Class A                  0.73
  Merck & Co., Inc.                       0.73
  Novartis AG, ADR                        0.73
  Reynolds American, Inc.                 0.73
  Sanofi-Aventis, ADR                     0.73
  Vectren Corp.                           0.73
  Wisconsin Energy Corp.                  0.73
  Procter & Gamble (The) Co.              0.72
                                        -------
    Total                                 7.32%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        AUGUST 19, 2003 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust
                   Value Line(R)
                Dividend Index Fund     S&P 500(R) Index
                -------------------     ----------------
08/19/2003            $10,000               $10,000
12/31/2003             10,612                11,166
06/30/2004             11,244                11,551
12/31/2004             12,605                12,381
06/30/2005             12,987                12,281
12/31/2005             13,435                12,989
06/30/2006             14,208                13,341
12/31/2006             16,137                15,041
06/30/2007             16,571                16,088
12/31/2007             15,586                15,867
06/30/2008             14,067                13,977
12/31/2008             11,818                 9,997
06/30/2009             11,676                10,313
12/31/2009             14,132                12,642
06/30/2010             13,725                11,801

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 18, 2006 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
12/18/06 - 12/31/06                                    0              0              0          0
01/01/07 - 12/31/07                                   56              6              3          0
01/01/08 - 12/31/08                                  126              6              3          0
01/01/09 - 12/31/09                                  136              6              0          0
01/01/10 - 06/30/10                                   83              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
12/18/06 - 12/31/06                                    7              1              1          0
01/01/07 - 12/31/07                                  176              9              1          0
01/01/08 - 12/31/08                                  105             11              2          0
01/01/09 - 12/31/09                                  107              3              0          0
01/01/10 - 06/30/10                                   41              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December.
The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                AVERAGE ANNUAL            CUMULATIVE
                                                                                 TOTAL RETURNS           TOTAL RETURNS
                                         6 Months Ended      1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                           06/30/10            06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                           -4.45%            19.74%              -4.84%                 -15.46%
Market Value                                  -4.40%            19.48%              -4.84%                 -15.46%
INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)           -4.17%            20.49%              -4.24%                 -13.67%
Russell 1000(R) Index                         -6.40%            15.24%              -7.37%                 -22.86%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -4.45% for the six months ended June 30, 2010 outperformed the benchmark Russell 1000(R) Index return of -6.40% by +1.95%. The Information Technology sector was the Fund's worst sector in terms of contribution to total return (-1.8%) and performance (-12.0%). Every industry represented by the Fund's holdings in the Information Technology sector made a negative contribution to the Fund's total return. The worst individual contributor in the sector was electronics manufacturer Flextronics International Ltd. Despite solid performance, the electronics company's stock returned -23.4% and contributed -0.4% to the Fund's total return amid fears that a global economic slowdown would hurt sales. The Industrials sector was the Fund's only sector to make a positive contribution to the Fund's total return. Construction supply wholesaler Fastenal Co. was the best individual contributor in the sector with a +0.3% contribution to total return. The company had a six-month return of +21.7% partly due to net income growing 15% during the first quarter of 2010 as a result of increased sales. Relative to the benchmark, the Fund gained 1.9% of outperformance by not having any exposure to the Energy and Financials sectors.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS           BOTTOM-PERFORMING STOCKS
         Illumina, Inc.                  Foster Wheeler AG
       Wynn Resorts Ltd.           Apollo Group, Inc., Class A
       Ross Stores, Inc.                   Expedia, Inc.
   O'Reilly Automotive, Inc.       Vertex Pharmaceuticals, Inc.
         Fastenal Co.             Flextronics International Ltd.


______________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND
BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
(CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECTOR (1)                                   INVESTMENTS
  Consumer Discretionary                       31.54%
  Health Care                                  31.27
  Information Technology                       14.53
  Industrials                                  14.50
  Telecommunication Services                    4.85
  Consumer Staples                              1.66
  Materials                                     1.65
                                              -------
    Total                                     100.00%
                                              =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
  FLIR Systems, Inc.                            1.77%
  Stericycle, Inc.                              1.76
  Illumina, Inc.                                1.72
  Teva Pharmaceutical Industries Ltd., ADR      1.72
  Vodafone Group PLC, ADR                       1.71
  Henry Schein, Inc.                            1.71
  Genzyme Corp.                                 1.69
  Virgin Media, Inc.                            1.68
  Amgen, Inc.                                   1.68
  O'Reilly Automotive, Inc.                     1.67
                                              -------
    Total                                      17.11%
                                              =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust
                     NASDAQ-100          NASDAQ-100
                   Ex-Technology           Ex-Tech
               Sector Index(SM) Fund   Sector Index(SM)   Russell 1000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             10,595               10,653               10,282
06/30/2008              9,057                9,126                9,131
12/31/2008              6,029                6,102                6,417
06/30/2009              7,060                7,165                6,694
12/31/2009              8,848                9,009                8,241
06/30/2010              8,454                8,633                7,714

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
02/15/07 - 12/31/07                                  110              0              0          3
01/01/08 - 12/31/08                                  136              2              0          3
01/01/09 - 12/31/09                                  137              1              3          1
01/01/10 - 06/30/10                                   86              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
02/15/07 - 12/31/07                                  103              1              2          3
01/01/08 - 12/31/08                                  110              2              0          0
01/01/09 - 12/31/09                                  109              1              0          0
01/01/10 - 06/30/10                                   38              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                              6 Months Ended      1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                 06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                               -17.15%            -3.69%             -11.28%                 -33.35%
Market Value                                      -17.09%            -3.54%             -11.26%                 -33.30%
INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index        -16.91%            -3.04%             -10.66%                 -31.76%
Russell 2000(R) Index                              -1.95%            21.48%              -6.95%                 -21.66%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -17.15% for the six months ended
June 30, 2010 underperformed the benchmark Russell 2000(R) Index return of -1.95% by -15.20%. It was a tough six-month period for clean energy companies and the Fund. Fears of an economic slowdown caused oil prices to fall, which generally hurts the stock price of alternative energy companies. Calls for government austerity also weighed on performance as clean energy is often subsidized by government incentives. Moreover, the depreciating Euro hurt the Fund as European countries drive sales, particularly for solar companies. For example, Canadian Solar, Inc. was one of the Fund's worst performers with a six-month return of -66.1%. The company had to write down $20 million in the first quarter of 2010 due to the falling Euro. Analysts expect the write down to significantly impact the company's earnings when they are released. The six-month returns for Suntech Power Holdings Co., Ltd. (-44.9%), First Solar, Inc. (-15.9%), Trina Solar Ltd. (-36.0%) were also hurt by the falling Euro as each company derives a majority of its revenue from Europe. Power-One, Inc.
was the best performing stock in the Fund as it returned +88.0% during the time it was in the Fund this reporting period. The power products manufacturer reported net income of $3.8 million for the first quarter of 2010, an improvement from -$61 million for the first quarter of 2009.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------

   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
          Cree, Inc.                    ON Semiconductor Corp.
      Baldor Electric Co.         Suntech Power Holdings Co., Ltd., ADR
    Universal Display Corp.               First Solar, Inc.
    Rubicon Technology, Inc.            Canadian Solar, Inc.
        Power-One, Inc.              American Superconductor Corp.


______________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ OMX and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
(CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Information Technology                 78.23%
  Industrials                            15.80
  Utilities                               2.40
  Materials                               2.00
  Health Care                             0.72
  Energy                                  0.60
  Consumer Discretionary                  0.25
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  First Solar, Inc.                       8.57%
  Linear Technology Corp.                 8.42
  Cree, Inc.                              7.65
  National Semiconductor Corp.            5.86
  ON Semiconductor Corp.                  5.01
  Itron, Inc.                             3.92
  AVX Corp.                               3.88
  MEMC Electronic Materials, Inc.         3.68
  Baldor Electric Co.                     3.16
  Hexcel Corp.                            2.82
                                        -------
    Total                                52.97%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust           NASDAQ(R)
                  NASDAQ(R) Clean       Clean Edge(R)
                   Edge(R) Green        Green Energy
                 Energy Index Fund          Index         Russell 2000(R) Index
               ---------------------   ----------------   ---------------------
02/08/2007            $10,000              $10,000              $10,000
12/31/2007             15,430               15,522                9,489
06/30/2008             12,350               12,472                8,599
12/31/2008              5,595                5,675                6,283
06/30/2009              6,920                7,038                6,449
12/31/2009              8,045                8,213                7,990
06/30/2010              6,665                6,824                7,834

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 14, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
02/14/07 - 12/31/07                                   39              0              4          3
01/01/08 - 12/31/08                                   87              1              2          0
01/01/09 - 12/31/09                                   92              4              0          0
01/01/10 - 06/30/10                                   36              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
02/14/07 - 12/31/07                                  176              0              0          0
01/01/08 - 12/31/08                                  156              3              4          0
01/01/09 - 12/31/09                                  152              3              1          0
01/01/10 - 06/30/10                                   88              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                               AVERAGE ANNUAL            CUMULATIVE
                                                                                TOTAL RETURNS           TOTAL RETURNS
                                        6 Months Ended      1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                          06/30/10            06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                         5.46%              54.62%               -12.05%                 -33.22%
Market Value                                5.55%              54.74%               -12.02%                 -33.16%
INDEX PERFORMANCE
S&P United States REIT Index*               5.71%              55.22%                 N/A                     N/A
FTSE EPRA/NAREIT North America Index        5.13%              54.58%               -11.65%                 -32.27%
Russell 3000(R) Index                      -6.05%              15.72%                -9.08%                 -25.89%

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of +5.46% for the six months ended June 30, 2010 outperformed one of its benchmark indexes, the FTSE EPRA/NAREIT North America Index, return of +5.13% by +0.33%. The often volatile and economically-sensitive REIT industry outperformed broader markets during the six months covered by this report. Resilient retail sales and consumption numbers, positive private job creation, and sustained low interest rates aided the return of the industry. Residential REIT company Equity Residential was the Fund's leading contributor to total return. The company, which is the largest apartment landlord in the U.S., has been able to raise rent on tenants in all markets this year due to an increasing sense of job security. Equity Residential had a six-month return of +25.3% and contributed +1.0% to the Fund's total return. The Fund and the benchmark have very similar holdings leading to similar returns. The Fund gained 0.3% of outperformance against the benchmark by being slightly overweighted in the residential and self storage REIT classes, which were the strongest performing classes in the Fund.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

       TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
         Equity Residential                         ProLogis
    Host Hotels & Resorts, Inc.            Highwoods Properties, Inc.
           Public Storage                    Mack-Cali Realty Corp.
    AvalonBay Communities, Inc.                AMB Property Corp.
            HCP, Inc.                        Liberty Property Trust


______________________
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
REIT CLASS                             INVESTMENTS
  Specialized                            28.10%
  Retail                                 24.73
  Residential                            16.78
  Office                                 16.68
  Diversified                             8.35
  Industrial                              5.36
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  Simon Property Group, Inc.              9.63%
  Public Storage                          4.87
  Equity Residential                      4.80
  Vornado Realty Trust                    4.70
  Boston Properties, Inc.                 4.04
  HCP, Inc.                               3.86
  Host Hotels & Resorts, Inc.             3.61
  AvalonBay Communities, Inc.             3.16
  Ventas, Inc.                            3.00
  Kimco Realty Corp.                      2.22
                                        -------
    Total                                43.89%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                        First Trust                                   FTSE EPRA/NAREIT
                         S&P REIT                                      North America
                        Index Fund         Russell 3000(R) Index           Index
                  ---------------------    ---------------------      ----------------
05/08/2007               $10,000                 $10,000                  $10,000
12/31/2007                 8,093                   9,811                    8,206
06/30/2008                 7,739                   8,728                    7,843
12/31/2008                 4,947                   6,151                    4,872
06/30/2009                 4,319                   6,405                    4,381
12/31/2009                 6,333                   7,889                    6,442
06/30/2010                 6,679                   7,412                    6,772

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/10/07 - 12/31/07                                   46             13              4          1
01/01/08 - 12/31/08                                   91             15              9         11
01/01/09 - 12/31/09                                  136             16              1          0
01/01/10 - 06/30/10                                  100              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/10/07 - 12/31/07                                   85              9              5          0
01/01/08 - 12/31/08                                  109             12              4          2
01/01/09 - 12/31/09                                   84             14              1          0
01/01/10 - 06/30/10                                   24              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                   TOTAL RETURNS           TOTAL RETURNS
                           6 Months Ended      1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                              06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                             -5.60%            10.05%                -3.33%                 -10.12%
Market Value                    -5.66%             9.78%                -3.37%                 -10.22%
INDEX PERFORMANCE
ISE Water Index(TM)             -5.30%            10.77%                -2.72%                  -8.32%
Russell 3000(R) Index           -6.05%            15.72%                -9.08%                 -25.89%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -5.60% for the six months ended June 30, 2010 outperformed the benchmark Russell 3000(R) Index return of -6.05% by +0.45%. The Industrials sector was the worst sector in the Fund in terms of performance (-10.2%) and contribution to total return (-5.6%). The sector included the Fund's worst individual contributor, Tetra Tech, Inc. The construction consultant had a six-month return of -27.8% with much of the decline coming late in January when the company lowered its forecast, citing a downturn in commercial construction. Tetra Tech, Inc. contributed -1.2% to the Fund's total return. Health Care company Millipore Corp. was the Fund's best individual contributor. The company, which provides water purification systems, was acquired by Merck KGAA for $107/share. For the six-month period, Millipore Corp. returned +47.4% and contributed +1.6% to the Fund's total return. The Fund gained +2.4% of outperformance in the Health Care sector, largely from the strong performance of Millipore Corp. Being underweight in the poor-performing Information Technology sector relative to the benchmark gave the Fund another 1.8% advantage in relative performance. The Fund received an additional 1.2% of outperformance by not having any exposure to the Energy sector. The Industrials sector reversed 5.4% of Fund outperformance due to the Fund underperforming the benchmark within the sector, and the Fund being overweight in the sector.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
        Millipore Corp.                     Tetra Tech, Inc.
      Southwest Water Co.          Mueller Water Products, Inc., Class A
         Ashland, Inc.                   Flow International Corp.
    Roper Industries, Inc.               Veolia Environment, ADR
         Cascal N.V.                        Nalco Holding Co.


______________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECTOR                                     INVESTMENTS
  Industrials                                54.4%0
  Utilities                                  25.64
  Materials                                  12.45
  Health Care                                 4.31
  Information Technology                      1.94
  Financials                                  1.26
                                            -------
    Total                                   100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECURITY                                   INVESTMENTS
  Energy Recovery, Inc.                       5.08%
  Companhia de Saneamento Basico do Estado
      de Sao Paulo, ADR                       4.36
  Aqua America, Inc.                          4.28
  American Water Works Co., Inc.              4.23
  California Water Service Group              4.22
  Pentair, Inc.                               3.97
  ITT Corp.                                   3.96
  Nalco Holding Co.                           3.87
  Watts Water Technologies, Inc., Class A     3.78
  Lindsay Corp.                               3.71
                                            -------
    Total                                    41.46%
                                            =======


                     GROWTH OF A $10,  000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                      First Trust
                       ISE Water          ISE Water
                      Index Fund          Index(TM)       Russell 3000(R) Index
                  -----------------     -------------     ---------------------
05/08/2007             $10,000              $10,000             $10,000
12/31/2007              11,212               11,260               9,811
06/30/2008              10,992               11,056               8,728
12/31/2008               7,915                7,987               6,151
06/30/2009               8,168                8,276               6,405
12/31/2009               9,522                9,681               7,889
06/30/2010               8,989                9,168               7,412

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                   51              0              0          1
01/01/08 - 12/31/08                                  129              3              3          1
01/01/09 - 12/31/09                                  103              4              0          0
01/01/10 - 06/30/10                                   71              0              0          0

                                NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                  109              0              1          0
01/01/08 - 12/31/08                                  106              8              3          0
01/01/09 - 12/31/09                                  131             13              1          0
01/01/10 - 06/30/10                                   53              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                               AVERAGE ANNUAL           CUMULATIVE
                                                                               TOTAL RETURNS           TOTAL RETURNS
                                       6 Months Ended      1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                          06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                        -12.93%            20.10%              -7.78%                 -22.48%
Market Value                               -13.04%            19.83%              -7.79%                 -22.53%
INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)           -12.49%            21.05%              -7.26%                 -21.10%
Russell 3000(R) Index                       -6.05%            15.72%              -9.08%                 -25.89%
S&P Composite 1500 Energy Index            -11.84%             3.57%              -6.79%                 -19.84%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -12.93% for the six months ended June 30, 2010 underperformed one of its benchmark indexes, the S&P Composite 1500 Energy Index, return of -11.84% by -1.09%. The Fund's return was adversely impacted by falling energy prices. For the period covered by this report, natural gas prices fell 22% as supplies remained near record highs for the time of year. Since many of the companies in the Fund also drill for oil, BP PLC's spill in the Gulf of Mexico, and the ensuing temporary moratorium on new offshore drilling at depths greater than 500 feet, also weighed on the Fund's return. Anadarko Petroleum Corp. was directly affected by the spill as it owned a 25% stake in BP's Macondo well which set off the leak. Anadarko Petroleum Corp. had a Fund-worst six-month return of -42.0% and contributed -1.4% to the Fund's total return. Stone Energy Corp. is an example of a company that had its drilling plans affected by the moratorium. The company had a six-month return of -38.2% and contributed -1.31% to the Fund's total return. Mariner Energy, Inc. was the Fund's best individual performer and contributor to the Fund's total return. In April, Apache Corp. agreed to buy Mariner Energy, Inc. for $2.7 billion to boost Apache Corp.'s reserves in the Gulf of Mexico. For the time Mariner Energy, Inc. was in the Fund in this reporting period, it returned +100.3% and contributed +2.0% to the Fund's total return. The Fund's overweight position in small-cap companies relative to the benchmark caused 6.1% of Fund underperformance. Four of the Fund's five worst contributors were small-cap companies. The Fund reversed 3.5% of underperformance in large-cap companies, mostly due to the benchmark's heavy weight in Exxon Mobil Corp., which had a return of -15.2% over the six-month period ended June 30, 2010.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
      Mariner Energy, Inc.                Compton Petroleum Corp.
 Pioneer Natural Resources Co.           Anadarko Petroleum Corp.
       Cimarex Energy Co.                   Stone Energy Corp.
        Forest Oil Corp.                  PetroQuest Energy, Inc.
    Brigham Exploration Co.              Goodrich Petroleum Corp.


______________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECTOR                                 INVESTMENTS
  Energy                                 96.49%
  Utilities                               3.51
                                        -------
    Total                               100.00%
                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                      % OF LONG-TERM
SECURITY                               INVESTMENTS
  Exxon Mobil Corp.                       6.81%
  Royal Dutch Shell PLC, ADR              3.53
  Questar Corp.                           3.51
  Total S.A., ADR                         3.49
  Noble Energy, Inc.                      3.47
  Hess Corp.                              3.47
  GMX Resources, Inc.                     3.41
  Statoilhydro ASA, ADR                   3.37
  PetroQuest Energy, Inc.                 3.37
  Murphy Oil Corp.                        3.36
                                        -------
    Total                                37.79%
                                        =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust          ISE-REVERE                                 S&P
                 ISE-Revere Natural      Natural Gas      Russell 3000(R)     Composite 1500
                   Gas Index Fund         Index(TM)            Index           Energy Index
                -------------------     -------------     ---------------     --------------
05/08/2007            $10,000              $10,000            $10,000             $10,000
12/31/2007             11,166               11,213              9,804              12,170
06/30/2008             15,755               15,942              8,721              13,578
12/31/2008              5,967                6,016              6,147               7,810
06/30/2009              6,454                6,518              6,405               7,740
12/31/2009              8,903                9,017              7,889               9,092
06/30/2010              7,752                7,891              7,412               8,016

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                   49              0              0          2
01/01/08 - 12/31/08                                  131              6              1          2
01/01/09 - 12/31/09                                  174              1              0          0
01/01/10 - 06/30/10                                   61              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                  109              2              0          0
01/01/08 - 12/31/08                                  101              8              4          0
01/01/09 - 12/31/09                                   77              0              0          0
01/01/10 - 06/30/10                                   62              1              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                       AVERAGE ANNUAL           CUMULATIVE
                                                                       TOTAL RETURNS           TOTAL RETURNS
                               6 Months Ended      1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                  06/30/10           06/30/10           to 06/30/10             to 06/30/10
FUND PERFORMANCE
NAV                                 -2.73%            26.56%                 1.69%                   5.40%
Market Value                        -2.91%            26.46%                 1.70%                   5.45%
INDEX PERFORMANCE
ISE ChIndia Index(TM)               -2.39%            27.40%                 2.38%                   7.67%
Russell 3000(R) Index               -6.05%            15.72%                -9.08%                 -25.89%
MSCI Emerging Markets Index         -6.17%            23.15%                -0.19%                  -0.61%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -2.73% for the six months ended June 30, 2010 outperformed one of its benchmark indexes, the MSCI Emerging Markets Index, return of -6.17% by +3.44%. The Information Technology sector was the heaviest-weighted sector in the Fund with an average weight of 33.5%. The sector included Baidu, Inc., which led the Fund in performance (+65.6%) and contribution to total return (+2.3%). The Chinese search engine's strong performance came from uncertainty that its primary competitor, Google, Inc., will have its permit to operate in China renewed after a standoff with the Chinese government. The Semiconductor industry weighed down the Information Technology sector with a six-month return of -36.1% and a contribution to total return of -1.8%. The Fund's holdings in the Semiconductor industry were concentrated in solar companies, which tend to get a majority of their revenue from Europe and lost value due to the depreciating Euro. Suntech Power Holdings Co., Ltd. is an example of a solar company that derived a significant percentage of its revenue from Europe. The company had a six-month return of -44.9% and contributed -0.8% to the Fund's total return. The Fund gained 3.0% of outperformance by having mostly flat performance in the Energy and Financials sectors, while the benchmark's holdings in these sectors returned -12.0% and -5.6%, respectively.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

       TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
         Baidu, Inc., ADR             Sterlite Industries (India) Ltd., ADR
  Infosys Technologies Ltd., ADR      Suntech Power Holdings Co., Ltd., ADR
       HDFC Bank Ltd., ADR                   Netease.com, Inc., ADR
     China Mobile Ltd., ADR              Tata Communications Ltd., ADR
Dr. Reddy's Laboratories Ltd., ADR     China Life Insurance Co., Ltd., ADR


______________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECTOR                                     INVESTMENTS
  Information Technology                     35.11%
  Financials                                 19.40
  Energy                                     13.74
  Telecommunication Services                  9.95
  Consumer Discretionary                      7.43
  Industrials                                 5.41
  Materials                                   4.85
  Health Care                                 3.36
  Utilities                                   0.75
                                            -------
    Total                                   100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECURITY                                   INVESTMENTS
  Infosys Technologies Ltd., ADR              7.18%
  China Mobile Ltd., ADR                      7.03
  ICICI Bank Ltd., ADR                        7.03
  HDFC Bank Ltd., ADR                         7.00
  PetroChina Co., Ltd., ADR                   6.93
  Baidu, Inc., ADR                            6.65
  Sterlite Industries (India) Ltd., ADR       4.20
  CNOOC Ltd., ADR                             4.14
  Tata Motors Ltd., ADR                       4.06
  Ctrip.com International Ltd., ADR           4.03
                                            -------
    Total                                    58.25%
                                            =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                    First Trust                                                           MSCI
                    ISE Chindia        ISE ChIndia                                  Emerging Markets
                    Index Fund          Index(TM)       Russell 3000(R) Index            Index
                   -------------     ---------------    ---------------------       ----------------
05/08/2007            $10,000            $10,000              $10,000                   $10,000
12/31/2007             13,873             13,952                9,804                    12,715
06/30/2008              9,985             10,059                8,721                    11,220
12/31/2008              5,968              6,031                6,147                     5,934
06/30/2009              8,329              8,451                6,405                     8,071
12/31/2009             10,836             11,031                7,889                    10,593
06/30/2010             10,540             10,767                7,412                     9,939

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                   82              2              0          2
01/01/08 - 12/31/08                                   87              8              2          0
01/01/09 - 12/31/09                                  131             15             10          1
01/01/10 - 06/30/10                                   64              1              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
05/11/07 - 12/31/07                                   76              0              0          0
01/01/08 - 12/31/08                                  138             11              5          2
01/01/09 - 12/31/09                                   95              0              0          0
01/01/10 - 06/30/10                                   59              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The
Fund's shares are listed for trading on the NYSE Arca.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL                 CUMULATIVE
                                                                   TOTAL RETURNS                TOTAL RETURNS
                                                             -------------------------    -------------------------
                                  6 Months      1 Year        5 Years      Inception       5 Years      Inception
                                    Ended        Ended         Ended       (06/12/03)       Ended       (06/12/03)
                                  06/30/10       06/30/10     06/30/10     to 06/30/10     06/30/10     to 06/30/10
FUND PERFORMANCE
NAV                                -0.86%         16.29%       -4.31%           0.21%      -19.76%           1.49%
Market Value                       -0.86%         16.29%       -1.55%           0.21%       -7.53%           1.49%
INDEX PERFORMANCE
Value Line(R) 100 Index(TM)        -0.35%         17.49%         N/A             N/A          N/A            N/A
Russell 3000(R) Index              -6.05%         15.72%       -0.48%           3.12%       -2.39%          24.19%

On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (6/30/10) were -38.39% and -38.39% at NAV and Market Value, respectively. That compares to an Index return of -36.96% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (6/30/10) were -14.72% and -14.72% at NAV and Market Value, respectively. That compares to an Index return of -14.08% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of -0.86% for the six months ended June 30, 2010 outperformed the benchmark Russell 3000(R) Index return of -6.05% by +5.19%. The Information Technology sector was the worst-contributing sector to the Fund's total return. The Fund's holdings in the sector had a six-month return of -6.4% and contributed -1.4% to the Fund's total return. The sector included the Fund's worst individual contributor to total return, Unisys Corp. The IT services company returned -42.5% during the time it spent in the Fund this reporting period and contributed -0.4% to the Fund's total return. Unisys Corp. fell around 14% in a single day due to disappointing sales and a currency loss mostly related to Venezuela's devaluation of its currency. The Information Technology sector also included Cirrus Logic, Inc., which was the Fund's best individual performer and contributor. The chipmaker reported that net income for the quarter ended March, 2010 was 87% higher than the same quarter the previous year. During the time Curris Logic, Inc. was in the Fund this reporting period, it returned +116.4% and contributed +1.0% to the Fund's total return. The Health Care sector was the best-contributing sector in the Fund with a +1.8% contribution to total return. It was led in contribution by Odyssey HealthCare, Inc. The company had a six-month return of +71.4% and contributed +0.6% to the Fund's total return after Gentiva Health Services agreed to buy Odyssey for about $1 billion. The benchmark received negative performance from every sector, while the Fund received positive performance from the Consumer Discretionary, Consumer Staples, Energy, and Health Care sectors. These four sectors caused 5.1% of Fund outperformance.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

     TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
       Cirrus Logic, Inc.                     Unisys Corp.
  Valassis Communications, Inc.       American Superconductor Corp.
    Odyssey HealthCare, Inc.                 Agilysys, Inc.
           ev3, Inc.                   Fuel Systems Solutions, Inc.
         Netflix, Inc.                   Phillips-Van Heusen Corp.


______________________
"Value Line(R)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECTOR                                       INVESTMENTS
  Consumer Discretionary                       47.60%
  Information Technology                       22.80
  Health Care                                  10.50
  Consumer Staples                              7.26
  Industrials                                   4.86
  Materials                                     3.81
  Financials                                    2.14
  Telecommunication Services                    1.03
                                              -------
    Total                                     100.00%
                                              =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                            % OF LONG-TERM
SECURITY                                     INVESTMENTS
  Valeant Pharmaceuticals International         1.22%
  Diamond Foods, Inc.                           1.16
  Keithley Instruments, Inc.                    1.14
  Edwards Lifesciences Corp.                    1.11
  AutoZone, Inc.                                1.08
  Dollar Tree, Inc.                             1.08
  Renaissance Learning, Inc.                    1.08
  Sanderson Farms, Inc.                         1.08
  Perrigo Co.                                   1.08
  EZCORP, Inc., Class A                         1.07
                                              -------
    Total                                      11.10%
                                              =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                         JUNE 12, 2003 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                       First Trust
                    Value Line(R) 100
                   Exchange-Traded Fund       Russell 3000(R) Index
                  ----------------------      ---------------------
06/12/2003               $10,000                   $10,000
12/31/2003                11,073                    11,367
06/30/2004                11,427                    10,775
12/31/2004                12,519                    12,725
06/30/2005                12,649                    12,724
12/31/2005                14,003                    13,504
06/30/2006                14,305                    13,940
12/31/2006                14,647                    15,626
06/30/2007                16,357                    16,737
12/31/2007                17,563                    16,429
06/30/2008                16,063                    14,614
12/31/2008                 9,081                    10,300
06/30/2009                 8,728                    10,732
12/31/2009                10,238                    13,219
06/30/2010                10,150                    12,419

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2007 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/18/07 - 12/31/07                                   39              9              4          0
01/01/08 - 12/31/08                                  115              4              4          0
01/01/09 - 12/31/09                                   67              5              0          0
01/01/10 - 06/30/10                                   67              0              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
06/18/07 - 12/31/07                                   74              9              2          0
01/01/08 - 12/31/08                                  122              4              4          0
01/01/09 - 12/31/09                                  176              4              0          0
01/01/10 - 06/30/10                                   57              0              0          0

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 07/01/09.

-------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2010
-------------------------------------------------------------------------

                                                                                      AVERAGE ANNUAL           CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                              6 Months Ended      1 Year Ended     Inception (06/29/09)    Inception (06/29/09)
                                                 06/30/10           06/30/10            to 06/30/10            to 06/30/10
FUND PERFORMANCE
NAV                                                 1.40%            16.35%                14.33%                  14.38%
Market Value                                        1.48%            14.68%                14.63%                  14.68%
INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)          1.65%            17.03%                15.00%                  15.04%
S&P Composite 1500 Financials Sector Index         -3.04%            18.59%                17.38%                  17.44%
Russell 3000(R) Index                              -6.05%            15.72%                14.80%                  14.85%

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund's net asset value return of +1.40% for the six months ended June 30, 2010 outperformed the benchmark S&P Composite 1500 Financials Sector Index return of -3.04% by +4.44%. Zions Bancorporation was the Fund's leading individual contributor to total return. The bank narrowed its losses to -$0.57/share for the first quarter of 2010 versus -$1.26/share for the fourth quarter of 2009. The improvement in performance was partially due to a -30.2% fall in gross loan charge-offs between the same two quarters. For the entire period covered by this report, Zions Bancorporation returned +68.2% and contributed +1.3% to the Fund's total return. Despite consistent positive earnings, People's United Financial, Inc. was the Fund's worst individual contributor to total return. The bank's CEO agreed to step down in April, which started a long slide due to the uncertainty of the bank's future. People's United Financial had a six-month return of -17.6% and contributed -1.0% to the Fund's total return. Relative to the benchmark, the Fund gained +2.9% of outperformance by not having any exposure to large-cap banks. In general, small- and mid-cap banks outperformed large-cap banks during the period, as uncertainty related to new financial regulation weighed heavier on big banks.

-------------------------------------------------------------------------
               TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------
   (by contribution to return over the six months ended June 30, 2010)

         TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Zions Bancorporation                People's United Financial, Inc.
       Capitol Federal Financial                    Hancock Holding Co.
First Citizens BancShares, Inc., Class A         Washington Federal, Inc.
         Investors Bancorp, Inc.                   Umpqua Holdings Corp.
             Signature Bank                          FirstMerit Corp.


______________________
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (CONTINUED)

PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECTOR                                     INVESTMENTS
  Financials                                 99.65%
  Information Technology                      0.35
                                            -------
    Total                                   100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2010

                                          % OF LONG-TERM
SECURITY                                   INVESTMENTS
  People's United Financial, Inc.             5.44%
  TFS Financial Corp.                         4.11
  Zions Bancorporation                        3.72
  BOK Financial Corp.                         3.47
  Commerce Bancshares, Inc.                   3.23
  First Niagara Financial Group, Inc.         2.82
  Capitol Federal Financial                   2.64
  East West Bancorp, Inc.                     2.42
  Associated Banc-Corp.                       2.28
  Fulton Financial Corp.                      2.06
                                            -------
    Total                                    32.19%
                                            =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        JUNE 29, 2009 - JUNE 30, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                First Trust NASDAQ(R)     NASDAQ OMX(R)         S&P Composite
                ABA Community Bank      ABA Community Bank    1500 Financials           Russell
                     Index Fund            Index(SM)            Sector Index         3000(R) Index
                ---------------------    -------------       ------------------     ----------------
06/29/2009            $10,000               $10,000               $10,000              $10,000
12/31/2009             11,280                11,318                12,112               12,224
06/30/2010             11,438                11,505                11,744               11,484

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading) through June 30, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/01/09 - 12/31/09                                   60              3              1          0
01/01/10 - 06/30/10                                   84              1              0          0

                            NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                                  0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/01/09 - 12/31/09                                   62              2              0          0
01/01/10 - 06/30/10                                   39              0              0          0

-------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
-------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST-TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2010 (UNAUDITED)


As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund), First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index
Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2010 to June 30, 2010.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                         EXPENSE RATIO
                                                   BEGINNING               ENDING         BASED ON THE      EXPENSE PAID
                                                 ACCOUNT VALUE         ACCOUNT VALUE        SIX-MONTH        DURING THE
                                                JANUARY 1, 2010        JUNE 30, 2010        PERIOD (a)    SIX-MONTH PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                              $1,000.00              $972.10            0.60%            $2.93
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
Actual                                              $1,000.00              $954.70            0.45%            $2.18
Hypothetical (5% return before expenses)            $1,000.00            $1,022.56            0.45%            $2.26

FIRST TRUST US IPO INDEX FUND
Actual                                              $1,000.00              $940.70            0.60%            $2.89
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                              $1,000.00              $943.60            0.60%            $2.89
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                              $1,000.00              $924.00            0.60%            $2.86
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
Actual                                              $1,000.00            $1,082.30            0.60%            $3.10
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01


                                                                  Page 41




FIRST-TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2010 (UNAUDITED)



--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                         EXPENSE RATIO
                                                   BEGINNING               ENDING         BASED ON THE      EXPENSE PAID
                                                 ACCOUNT VALUE         ACCOUNT VALUE        SIX-MONTH        DURING THE
                                                JANUARY 1, 2010        JUNE 30, 2010        PERIOD (a)    SIX-MONTH PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                              $1,000.00              $951.80            0.60%            $2.90
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST STRATEGIC VALUE INDEX FUND
Actual                                              $1,000.00              $924.60            0.65%            $3.10
Hypothetical (5% return before expenses)            $1,000.00            $1,021.57            0.65%            $3.26

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                              $1,000.00              $985.40            0.70%            $3.45
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%            $3.51

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                              $1,000.00              $971.20            0.70%            $3.42
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%            $3.51

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                              $1,000.00              $955.50            0.60%            $2.91
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
Actual                                              $1,000.00              $828.50            0.60%            $2.72
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST S&P REIT INDEX FUND
Actual                                              $1,000.00            $1,054.60            0.50%            $2.55
Hypothetical (5% return before expenses)            $1,000.00            $1,022.32            0.50%            $2.51

FIRST TRUST ISE WATER INDEX FUND
Actual                                              $1,000.00              $944.00            0.60%            $2.89
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                              $1,000.00              $870.70            0.60%            $2.78
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                              $1,000.00              $972.70            0.60%            $2.93
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                              $1,000.00              $991.40            0.70%            $3.46
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%            $3.51

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
Actual                                              $1,000.00            $1,014.00            0.60%            $3.00
Hypothetical (5% return before expenses)            $1,000.00            $1,021.82            0.60%            $3.01

(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2010 through June 30, 2010), multiplied by 181/365 (to reflect the one-half year period).


Page 42




FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               COMMON STOCKS - 100.0%
               AEROSPACE & DEFENSE - 0.9%
      9,817    Applied Signal Technology, Inc.                           $     192,904
     10,806    Ladish Co., Inc. (b)                                            245,512
                                                                         _____________
                                                                               438,416
                                                                         _____________
               AIR FREIGHT & LOGISTICS - 0.6%
     40,853    Air Transport Services Group, Inc. (b)                          194,460
      7,178    Dynamex, Inc. (b)                                                87,572
                                                                         _____________
                                                                               282,032
                                                                         _____________
               AIRLINES - 0.4%
     37,975    Hawaiian Holdings, Inc. (b)                                     196,331
                                                                         _____________
               AUTO COMPONENTS - 1.0%
      9,444    Dorman Products, Inc. (b)                                       191,997
     22,156    Spartan Motors, Inc.                                             93,055
     14,887    Standard Motor Products, Inc.                                   120,138
      8,442    Wonder Auto Technology, Inc. (b)                                 61,795
                                                                         _____________
                                                                               466,985
                                                                         _____________
               BEVERAGES - 0.9%
      3,985    Boston Beer (The) Co., Inc.,
                  Class A (b)                                                  268,788
      3,107    Coca-Cola Bottling Co. Consolidated                             148,888
                                                                         _____________
                                                                               417,676
                                                                         _____________
               BIOTECHNOLOGY - 0.5%
     39,528    QLT, Inc. (b)                                                   227,286
                                                                         _____________
               BUILDING PRODUCTS - 1.1%
     10,488    AAON, Inc.                                                      244,475
      6,932    American Woodmark Corp.                                         118,537
     12,941    Insteel Industries, Inc.                                        150,375
                                                                         _____________
                                                                               513,387
                                                                         _____________
               CAPITAL MARKETS - 2.2%
     31,410    BGC Partners, Inc., Class A                                     160,505
     14,354    Calamos Asset Management, Inc.,
                  Class A                                                      133,205
     17,747    Duff & Phelps Corp., Class A                                    224,145
     12,600    Evercore Partners, Inc., Class A                                294,210
     15,443    Penson Worldwide, Inc. (b)                                       87,099
     23,911    TradeStation Group, Inc. (b)                                    161,399
                                                                         _____________
                                                                             1,060,563
                                                                         _____________
               CHEMICALS - 4.0%
      6,316    Hawkins, Inc.                                                   152,089
     13,100    Innophos Holdings, Inc.                                         341,648
     17,461    Innospec, Inc. (b)                                              163,784
     19,307    Landec Corp. (b)                                                113,718
     12,974    LSB Industries, Inc. (b)                                        172,684
     32,937    Omnova Solutions, Inc. (b)                                      257,238
      8,228    Quaker Chemical Corp.                                           222,897
     23,096    ShengdaTech, Inc. (b)                                           109,244
     15,903    Zep, Inc.                                                       277,349
     20,392    Zoltek Cos., Inc. (b)                                           172,720
                                                                         _____________
                                                                             1,983,371
                                                                         _____________


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               COMMERCIAL BANKS - 7.3%
      3,381    Alliance Financial Corp.                                  $      93,992
      8,134    Arrow Financial Corp.                                           187,895
     20,115    Banco Latinoamericano de
                  Comercio Exterior SA, Class E                                251,236
      3,812    Bank of Marin Bancorp                                           121,717
      5,343    Camden National Corp.                                           146,772
     21,195    Cardinal Financial Corp.                                        195,842
     12,262    First Bancorp.                                                  177,676
      3,985    First of Long Island (The) Corp.                                102,454
      8,121    German American Bancorp, Inc.                                   124,251
      6,981    Great Southern Bancorp, Inc.                                    141,784
     24,424    Oriental Financial Group, Inc.                                  309,208
      6,951    Peoples Bancorp, Inc.                                           100,790
     15,427    Renasant Corp.                                                  221,378
      9,404    SCBT Financial Corp.                                            331,209
     11,575    Simmons First National Corp.,
                  Class A                                                      303,960
     11,539    Southside Bancshares, Inc.                                      226,626
     14,304    Southwest Bancorp, Inc.                                         190,100
      4,458    United Security Bancshares, Inc.                                 40,345
     10,381    Washington Trust Bancorp, Inc.                                  176,892
     17,008    Wilshire Bancorp, Inc.                                          148,820
                                                                         _____________
                                                                             3,592,947
                                                                         _____________
               COMMERCIAL SERVICES & SUPPLIES - 4.3%
     39,778    ACCO Brands Corp. (b)                                           198,492
     23,124    APAC Customer Services, Inc. (b)                                131,807
      7,283    Consolidated Graphics, Inc. (b)                                 314,917
      9,127    Cornell Cos., Inc. (b)                                          245,242
     19,076    Ennis, Inc.                                                     286,331
     23,583    Innerworkings, Inc. (b)                                         161,072
     41,596    Interface, Inc., Class A                                        446,741
      9,030    M&F Worldwide Corp. (b)                                         244,713
      8,403    Multi-Color Corp.                                                86,047
                                                                         _____________
                                                                             2,115,362
                                                                         _____________
               COMMUNICATIONS EQUIPMENT - 1.9%
     10,895    Anaren, Inc. (b)                                                162,772
     19,443    Ceragon Networks Ltd. (b)                                       143,878
     18,226    Digi International, Inc. (b)                                    150,729
     65,266    Extreme Networks, Inc. (b)                                      176,218
     15,723    Globecomm Systems, Inc. (b)                                     129,715
     21,183    SeaChange International, Inc. (b)                               174,336
                                                                         _____________
                                                                               937,648
                                                                         _____________
               COMPUTERS & PERIPHERALS - 1.2%
     15,134    Stratasys, Inc. (b)                                             371,691
     17,473    Super Micro Computer, Inc. (b)                                  235,886
                                                                         _____________
                                                                               607,577
                                                                         _____________
               CONSTRUCTION & ENGINEERING - 1.8%
     26,872    Furmanite Corp. (b)                                             106,682
     32,153    Great Lakes Dredge & Dock Corp.                                 192,918
      4,409    KHD Humboldt Wedag International
                   AG (b)                                                       23,191


                    See Notes to Financial Statements             Page 43





FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION & ENGINEERING (CONTINUED)
      5,805    Michael Baker Corp. (b)                                   $     202,595
     13,515    MYR Group, Inc. (b)                                             225,565
     13,089    Pike Electric Corp. (b)                                         123,298
                                                                         _____________
                                                                               874,249
                                                                         _____________
               CONSTRUCTION MATERIALS - 0.1%
      1,383    United States Lime & Minerals,
                  Inc. (b)                                                      53,273
                                                                         _____________
               CONSUMER FINANCE - 1.9%
     36,583    Advance America Cash Advance
                  Centers, Inc.                                                151,088
     17,676    Dollar Financial Corp. (b)                                      349,808
     10,698    World Acceptance Corp. (b)                                      409,840
                                                                         _____________
                                                                               910,736
                                                                         _____________
               CONTAINERS & PACKAGING - 1.3%
      4,286    AEP Industries, Inc. (b)                                        102,350
     62,335    Boise, Inc. (b)                                                 342,219
     23,451    Myers Industries, Inc.                                          189,718
                                                                         _____________
                                                                               634,287
                                                                         _____________
               DISTRIBUTORS - 0.4%
      7,393    Core-Mark Holding Co., Inc. (b)                                 202,568
                                                                         _____________
               DIVERSIFIED CONSUMER SERVICES - 0.2%
      5,384    CPI Corp.                                                       120,709
                                                                         _____________
               DIVERSIFIED FINANCIAL SERVICES - 0.4%
     10,359    Encore Capital Group, Inc. (b)                                  213,499
                                                                         _____________
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
     17,379    Consolidated Communications
                  Holdings, Inc.                                               295,617
     29,046    General Communication, Inc.,
                  Class A (b)                                                  220,459
      9,974    SureWest Communications (b)                                      63,235
                                                                         _____________
                                                                               579,311
                                                                         _____________
               ELECTRIC UTILITIES - 0.3%
      8,006    Unitil Corp.                                                    167,406
                                                                         _____________
               ELECTRICAL EQUIPMENT - 1.4%
     20,259    A-Power Energy Generation
                  Systems Ltd. (b)                                             144,244
     18,115    Fushi Copperweld, Inc. (b)                                      148,181
     15,028    Harbin Electric, Inc. (b)                                       250,216
      8,065    Jinpan International Ltd.                                       122,265
                                                                         _____________
                                                                               664,906
                                                                         _____________
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
     24,818    CTS Corp.                                                       229,318
     12,358    OSI Systems, Inc. (b)                                           343,182
                                                                         _____________
                                                                               572,500
                                                                         _____________


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               ENERGY EQUIPMENT & SERVICES - 3.4%
     10,870    Exterran Partners L.P. (c)                                $     244,684
      9,166    Gulf Island Fabrication, Inc.                                   142,256
     19,410    Matrix Service Co. (b)                                          180,707
      8,905    Natural Gas Services Group (b)                                  134,733
     14,936    North American Energy Partners,
                  Inc. (b)                                                     131,885
      3,500    OYO Geospace Corp. (b)                                          169,680
      9,186    Phi, Inc. (b)                                                   129,431
      9,554    T-3 Energy Services, Inc. (b)                                   266,556
     23,563    Tesco Corp. (b)                                                 289,354
                                                                         _____________
                                                                             1,689,286
                                                                         _____________
               FOOD & STAPLES RETAILING - 0.7%
      1,000    Arden Group, Inc., Class A                                       87,870
      9,458    Ingles Markets, Inc., Class A                                   142,343
      4,106    Village Super Market, Inc., Class A                             107,782
                                                                         _____________
                                                                               337,995
                                                                         _____________
               FOOD PRODUCTS - 2.6%
     29,401    AgFeed Industries, Inc. (b)                                      86,145
     34,950    B&G Foods, Inc., Class A                                        376,761
      9,420    Calavo Growers, Inc.                                            169,183
      5,354    Seneca Foods Corp., Class A (b)                                 172,720
     47,734    SunOpta, Inc. (b)                                               209,075
     20,799    Zhongpin, Inc. (b)                                              244,596
                                                                         _____________
                                                                             1,258,480
                                                                         _____________
               GAS UTILITIES - 0.4%
      6,979    Chesapeake Utilities Corp.                                      219,141
                                                                         _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
     38,018    Accuray, Inc. (b)                                               252,059
      1,214    Atrion Corp.                                                    163,951
      9,619    Cantel Medical Corp.                                            160,637
      6,627    Exactech, Inc. (b)                                              113,189
     13,229    IRIS International, Inc. (b)                                    134,142
     10,988    Medical Action Industries, Inc. (b)                             131,746
     20,920    Natus Medical, Inc. (b)                                         340,787
     40,257    RTI Biologics, Inc. (b)                                         117,953
     26,438    Symmetry Medical, Inc. (b)                                      278,657
      4,265    Young Innovations, Inc.                                         120,060
     15,733    Zoll Medical Corp. (b)                                          426,364
                                                                         _____________
                                                                             2,239,545
                                                                         _____________
               HEALTH CARE PROVIDERS & SERVICES - 4.1%
      8,233    Air Methods Corp. (b)                                           244,932
      6,629    America Service Group, Inc.                                     114,019
     11,605    American Dental Partners, Inc. (b)                              140,537
     24,036    AMN Healthcare Services, Inc. (b)                               179,789
     37,346    BioScrip, Inc. (b)                                              195,693
      8,082    Chindex International, Inc. (b)                                 101,268
      5,203    Corvel Corp. (b)                                                175,809
     23,188    Cross Country Healthcare, Inc. (b)                              208,460
     13,484    MedCath Corp. (b)                                               105,984
      9,485    Providence Service Corp. (b)                                    132,790


Page 44             See Notes to Financial Statements





FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     14,839    Triple-S Management Corp.,
                  Class B (b)                                            $     275,263
      8,728    U.S. Physical Therapy, Inc. (b)                                 147,329
                                                                         _____________
                                                                             2,021,873
                                                                         _____________
               HEALTH CARE TECHNOLOGY - 0.6%
     23,978    Omnicell, Inc. (b)                                              280,303
                                                                         _____________
               HOTELS, RESTAURANTS & LEISURE - 4.3%
     18,628    AFC Enterprises, Inc. (b)                                       169,515
     14,115    Ambassadors Group, Inc.                                         159,358
     17,789    California Pizza Kitchen, Inc. (b)                              269,503
      9,383    Carrols Restaurant Group, Inc. (b)                               42,880
     73,213    Denny's Corp. (b)                                               190,354
      3,770    Einstein Noah Restaurant Group, Inc. (b)                         40,678
      5,449    Landry's Restaurants, Inc. (b)                                  133,283
     15,344    Marcus (The) Corp.                                              145,154
      9,820    Peet's Coffee & Tea, Inc. (b)                                   385,632
     10,546    Red Robin Gourmet Burgers, Inc. (b)                             180,969
     39,579    Shuffle Master, Inc. (b)                                        317,028
      9,599    Universal Travel Group (b)                                       56,442
                                                                         _____________
                                                                             2,090,796
                                                                         _____________
               HOUSEHOLD DURABLES - 1.0%
      4,796    Blyth, Inc.                                                     163,400
      7,940    Hooker Furniture Corp.                                           84,640
     34,074    Sealy Corp. (b)                                                  90,977
     10,047    Universal Electronics, Inc. (b)                                 167,082
                                                                         _____________
                                                                               506,099
                                                                         _____________
               HOUSEHOLD PRODUCTS - 0.1%
      4,633    Orchids Paper Products Co. (b)                                   60,229
                                                                         _____________
               INSURANCE - 0.6%
      4,432    American Physicians Service
                  Group, Inc.                                                  108,362
     11,319    First Mercury Financial Corp.                                   119,755
     14,538    Universal Insurance Holdings, Inc.                               60,769
                                                                         _____________
                                                                               288,886
                                                                         _____________
               INTERNET SOFTWARE & SERVICES - 1.3%
     11,039    Liquidity Services, Inc. (b)                                    143,065
     33,936    LivePerson, Inc. (b)                                            232,801
     22,626    Perficient, Inc. (b)                                            201,598
     18,761    Web.com Group, Inc. (b)                                          67,352
                                                                         _____________
                                                                               644,816
                                                                         _____________
               IT SERVICES - 2.6%
     18,486    China Information Security
                  Technology, Inc. (b)                                          96,127
     10,874    ExlService Holdings, Inc. (b)                                   186,707
     27,502    Heartland Payment Systems, Inc.                                 408,130
     17,268    iGATE Corp.                                                     221,376
      5,363    NCI, Inc., Class A (b)                                          121,096


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               IT SERVICES (CONTINUED)
     19,023    Ness Technologies, Inc. (b)                               $      81,989
     10,804    Virtusa Corp. (b)                                               100,801
     12,970    Yucheng Technologies Ltd. (b)                                    47,211
                                                                         _____________
                                                                             1,263,437
                                                                         _____________
               LEISURE EQUIPMENT & PRODUCTS - 0.9%
     15,778    RC2 Corp. (b)                                                   254,184
     14,052    Sturm, Ruger & Co., Inc.                                        201,365
                                                                         _____________
                                                                               455,549
                                                                         _____________
               MACHINERY - 3.4%
     20,329    Albany International Corp., Class A                             329,127
     19,674    Altra Holdings, Inc. (b)                                        256,156
      6,159    Ampco-Pittsburgh Corp.                                          128,292
     12,593    CIRCOR International, Inc.                                      322,129
     14,022    Columbus McKinnon Corp. (b)                                     195,887
      9,482    Dynamic Materials Corp.                                         152,091
      7,283    Graham Corp.                                                    109,172
      7,482    L.B. Foster Co., Class A (b)                                    193,933
                                                                         _____________
                                                                             1,686,787
                                                                         _____________
               MARINE - 0.6%
     15,055    Euroseas Ltd.                                                    53,596
      4,088    International Shipholding Corp.                                  90,467
     34,635    Star Bulk Carriers Corp.                                         83,817
     16,321    Ultrapetrol Bahamas Ltd. (b)                                     70,996
                                                                         _____________
                                                                               298,876
                                                                         _____________
               MEDIA - 2.3%
     66,234    Belo Corp., Class A (b)                                         376,871
     11,411    Global Sources Ltd. (b)                                          89,462
     28,826    Lee Enterprises, Inc. (b)                                        74,083
     43,732    McClatchy (The) Co., Class A (b)                                159,185
      6,202    Rentrak Corp. (b)                                               150,895
     18,879    World Wrestling Entertainment,
                  Inc., Class A                                                293,757
                                                                         _____________
                                                                             1,144,253
                                                                         _____________
               METALS & MINING - 1.2%
      8,961    Haynes International, Inc.                                      276,268
      7,034    Olympic Steel, Inc.                                             161,571
      5,621    Sutor Technology Group Ltd. (b)                                  11,186
     17,711    Terra Nova Royalty Corp. (b)                                    147,532
                                                                         _____________
                                                                               596,557
                                                                         _____________
               OIL, GAS & CONSUMABLE FUELS - 3.7%
     31,270    ATP Oil & Gas Corp. (b)                                         331,149
    113,940    Endeavour International Corp. (b)                               120,776
     19,967    EV Energy Partner L.P. (c)                                      622,971
      6,126    Global Partners L.P. (c)                                        137,774
     10,874    K-Sea Transportation Partners L.P. (c)                           53,500
      9,349    Martin Midstream Partners L.P. (c)                              289,819
      8,099    TransMontaigne Partners L.P. (c)                                245,805
                                                                         _____________
                                                                             1,801,794
                                                                         _____________


                    See Notes to Financial Statements             Page 45



FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               COMMON STOCKS (CONTINUED)
               PAPER & FOREST PRODUCTS - 1.3%
     28,513    Buckeye Technologies, Inc. (b)                            $     283,704
     30,500    KapStone Paper & Packaging
                  Corp. (b)                                                    339,770
                                                                         _____________
                                                                               623,474
                                                                         _____________
               PERSONAL PRODUCTS - 2.2%
      7,341    China Sky One Medical, Inc. (b)                                  82,513
     19,819    Elizabeth Arden, Inc. (b)                                       287,772
     10,219    Inter Parfums, Inc.                                             145,416
      9,852    Medifast, Inc. (b)                                              255,265
     31,684    Prestige Brands Holdings, Inc. (b)                              224,323
      8,660    Revlon, Inc., Class A (b)                                        96,646
                                                                         _____________
                                                                             1,091,935
                                                                         _____________
               PHARMACEUTICALS - 0.6%
      7,177    Hi-Tech Pharmacal Co., Inc. (b)                                 164,425
     11,339    Obagi Medical Products, Inc. (b)                                134,027
                                                                         _____________
                                                                               298,452
                                                                         _____________
               PROFESSIONAL SERVICES - 3.4%
     11,432    Advisory Board (The) Co. (b)                                    491,119
      9,702    CDI Corp.                                                       150,672
      8,048    CRA International, Inc. (b)                                     151,544
     20,512    Dolan Co. (b)                                                   228,093
     20,197    Hill International, Inc. (b)                                     82,000
      9,706    ICF International, Inc. (b)                                     232,265
     37,987    SFN Group, Inc. (b)                                             207,409
      3,159    VSE Corp.                                                       100,519
                                                                         _____________
                                                                             1,643,621
                                                                         _____________
               REAL ESTATE INVESTMENT TRUSTS - 3.4%
     22,328    American Capital Agency Corp.                                   589,906
     38,839    Ashford Hospitality Trust (b)                                   284,690
     27,338    First Potomac Realty Trust                                      392,847
     50,696    NorthStar Realty Finance Corp.                                  135,358
     27,142    Ramco-Gershenson Properties Trust                               274,134
                                                                         _____________
                                                                             1,676,935
                                                                         _____________
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
     49,143    Kopin Corp. (b)                                                 166,595
     18,861    Pericom Semiconductor Corp. (b)                                 181,065
                                                                         _____________
                                                                               347,660
                                                                         _____________
               SOFTWARE - 4.8%
     32,981    Actuate Corp. (b)                                               146,765
     25,872    Deltek, Inc. (b)                                                215,773
     12,537    Double-Take Software, Inc. (b)                                  131,513
      9,793    Interactive Intelligence, Inc. (b)                              160,899
     14,647    Kenexa Corp. (b)                                                175,764
     16,609    Manhattan Associates, Inc. (b)                                  457,578
     17,130    Monotype Imaging Holdings, Inc. (b)                             154,341
     14,296    PROS Holdings, Inc. (b)                                          92,924
     21,530    Radiant Systems, Inc. (b)                                       311,324
     39,052    S1 Corp. (b)                                                    234,703
     34,391    TeleCommunication Systems, Inc. (b)                             142,379


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------------------       --------------
               SOFTWARE (CONTINUED)
     19,837    VASCO Data Security International,
                   Inc. (b)                                              $     122,394
                                                                         _____________
                                                                             2,346,357
                                                                         _____________
               SPECIALTY RETAIL - 2.7%
      8,190    America's Car-Mart, Inc. (b)                                    185,340
     13,891    Big 5 Sporting Goods Corp.                                      182,528
      6,037    Books-A-Million, Inc.                                            36,343
      8,486    Conn's, Inc. (b)                                                 49,898
     10,622    DSW, Inc., Class A (b)                                          238,570
      8,769    Kirkland's, Inc. (b)                                            147,977
     16,260    Lithia Motors, Inc., Class A                                    100,487
     10,748    West Marine, Inc. (b)                                           116,938
     71,541    Wet Seal, Inc., Class A (b)                                     261,124
                                                                         _____________
                                                                             1,319,205
                                                                         _____________
               TEXTILES, APPAREL & LUXURY GOODS - 2.3%
     16,879    Maidenform Brands, Inc. (b)                                     343,656
     10,593    Oxford Industries, Inc.                                         221,712
     94,512    Quiksilver, Inc. (b)                                            349,694
     12,519    Volcom, Inc. (b)                                                232,478
                                                                         _____________
                                                                             1,147,540
                                                                         _____________
               THRIFTS & MORTGAGE FINANCE - 1.9%
      7,950    ESB Financial Corp.                                             103,748
     12,194    First Financial Holdings, Inc.                                  139,621
     21,559    Flushing Financial Corp.                                        263,667
     27,482    Provident New York Bancorp                                      243,216
      5,222    WSFS Financial Corp.                                            187,626
                                                                         _____________
                                                                               937,878
                                                                         _____________
               TOBACCO - 0.5%
     65,578    Alliance One International, Inc. (b)                            233,458
                                                                         _____________
               TRADING COMPANIES & DISTRIBUTORS - 0.9%
     20,553    H&E Equipment Services, Inc. (b)                                153,942
     12,165    Houston Wire & Cable Co.                                        131,990
     10,763    Titan Machinery, Inc. (b)                                       141,318
                                                                         _____________
                                                                               427,250
                                                                         _____________
               WIRELESS TELECOMMUNICATION SERVICES - 0.4%
     16,478    USA Mobility, Inc.                                              212,895
                                                                         _____________

               TOTAL INVESTMENTS - 100.0%                                   49,024,387
               (Cost $54,973,557) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                                            15,505
                                                                         _____________
               NET ASSETS - 100.0%                                       $  49,039,892
                                                                         =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").


Page 46             See Notes to Financial Statements





FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)


(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $850,462 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,799,632.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $49,024,387     $      -     $      -
               ==========================================


* See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 47





FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                       VALUE
-----------    -------------------------------------------       --------------
               COMMON STOCKS - 99.9%
               CHEMICALS - 2.8%
     35,716    E.I. du Pont de Nemours & Co.                       $   1,235,417
      2,449    Olin Corp.                                                 44,302
      5,063    RPM International, Inc.                                    90,324
                                                                   _____________
                                                                       1,370,043
                                                                   _____________
               COMMERCIAL BANKS - 0.8%
      3,275    BancorpSouth, Inc.                                         58,557
      1,638    Bank of Hawaii Corp.                                       79,197
      1,266    Community Bank System, Inc.                                27,890
      1,158    NBT Bancorp, Inc.                                          23,647
        627    Park National Corp.                                        40,780
      1,813    United Bankshares, Inc.                                    43,403
      7,434    Valley National Bancorp                                   101,251
                                                                   _____________
                                                                         374,725
                                                                   _____________
               COMMERCIAL SERVICES & SUPPLIES - 2.0%
      1,565    Healthcare Services Group, Inc.                            29,657
      1,082    Mine Safety Appliances Co.                                 26,812
     11,929    Pitney Bowes, Inc.                                        261,961
     10,644    R.R. Donnelley & Sons Co.                                 174,242
     15,545    Waste Management, Inc.                                    486,403
                                                                   _____________
                                                                         979,075
                                                                   _____________
               DISTRIBUTORS - 0.5%
      5,773    Genuine Parts Co.                                         227,745
                                                                   _____________
               DIVERSIFIED CONSUMER SERVICES - 0.4%
     11,330    H&R Block, Inc.                                           177,768
                                                                   _____________
               DIVERSIFIED TELECOMMUNICATION SERVICES - 21.6%
    198,158    AT&T, Inc.                                              4,793,442
     23,018    CenturyLink, Inc.                                         766,730
    171,198    Verizon Communications, Inc.                            4,796,968
                                                                   _____________
                                                                      10,357,140
                                                                   _____________
               ELECTRIC UTILITIES - 16.0%
      1,357    ALLETE, Inc.                                               46,464
     21,986    American Electric Power Co., Inc.                         710,148
      2,082    Cleco Corp.                                                54,986
      5,237    DPL, Inc.                                                 125,164
     10,271    Edison International                                      325,796
      2,508    Empire District Electric (The) Co.                         47,075
      7,491    Entergy Corp.                                             536,505
     31,062    Exelon Corp.                                            1,179,424
     16,241    FirstEnergy Corp.                                         572,170
      4,510    Hawaiian Electric Industries, Inc.                        102,738
        858    MGE Energy, Inc.                                           30,922
     14,776    NextEra Energy, Inc.                                      720,478
      6,217    Northeast Utilities                                       158,409
     13,740    Pepco Holdings, Inc.                                      215,443
      5,322    Pinnacle West Capital Corp.                               193,508
     18,757    PPL Corp.                                                 467,987
     16,457    Progress Energy, Inc.                                     645,444
     40,621    Southern Co.                                            1,351,867
      1,845    UIL Holdings Corp.                                         46,180


     SHARES    DESCRIPTION                                       VALUE
-----------    -------------------------------------------       --------------
               ELECTRIC UTILITIES (CONTINUED)
      1,647    Unisource Energy Corp.                              $      49,707
      5,593    Westar Energy, Inc.                                       120,865
                                                                   _____________
                                                                       7,701,280
                                                                   _____________
               FOOD PRODUCTS - 3.4%
        642    Cal-Maine Foods, Inc.                                      20,499
     57,311    Kraft Foods, Inc., Class A                              1,604,708
                                                                   _____________
                                                                       1,625,207
                                                                   _____________
               GAS UTILITIES - 1.6%
      3,362    AGL Resources, Inc.                                       120,427
      4,064    Atmos Energy Corp.                                        109,891
        909    Laclede Group (The), Inc.                                  30,115
      1,450    New Jersey Resources Corp.                                 51,040
      1,813    Nicor, Inc.                                                73,426
      3,386    ONEOK, Inc.                                               146,444
      2,630    Piedmont Natural Gas Co., Inc.                             66,539
      3,772    UGI Corp.                                                  95,960
      2,008    WGL Holdings, Inc.                                         68,332
                                                                   _____________
                                                                         762,174
                                                                   _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
      1,569    Meridian Bioscience, Inc.                                  26,673
                                                                   _____________
               HOUSEHOLD DURABLES - 0.5%
      4,918    Garmin Ltd.                                               143,507
      6,072    Leggett & Platt, Inc.                                     121,804
                                                                   _____________
                                                                         265,311
                                                                   _____________
               HOUSEHOLD PRODUCTS - 2.0%
     15,950    Kimberly-Clark Corp.                                      967,048
                                                                   _____________
               INDUSTRIAL CONGLOMERATES - 0.1%
      1,682    Otter Tail Corp.                                           32,513
                                                                   _____________
               INSURANCE - 1.2%
      4,643    Arthur J. Gallagher & Co.                                 113,196
      7,744    Cincinnati Financial Corp.                                200,337
      1,095    Erie Indemnity Co., Class A                                49,823
        454    Harleysville Group, Inc.                                   14,088
      1,326    Mercury General Corp.                                      54,949
     11,177    Old Republic International Corp.                          135,577
                                                                   _____________
                                                                         567,970
                                                                   _____________
               IT SERVICES - 0.8%
      4,216    CoreLogic, Inc.                                            74,455
     12,717    Paychex, Inc.                                             330,260
                                                                   _____________
                                                                         404,715
                                                                   _____________
               MARINE - 0.1%
      1,465    Alexander & Baldwin, Inc.                                  43,628
                                                                   _____________
               MULTI-UTILITIES - 10.7%
      4,831    Alliant Energy Corp.                                      153,336
      2,508    Avista Corp.                                               48,981
      1,719    Black Hills Corp.                                          48,940
     19,418    CenterPoint Energy, Inc.                                  255,541
     13,892    Consolidated Edison, Inc.                                 598,745
     24,282    Dominion Resources, Inc.                                  940,685


Page 48             See Notes to Financial Statements





FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                       VALUE
-----------    -------------------------------------------       --------------
               COMMON STOCKS (CONTINUED)
               MULTI-UTILITIES (CONTINUED)
      6,856    DTE Energy Co.                                      $     312,702
      4,169    Integrys Energy Group, Inc.                               182,352
     15,224    NiSource, Inc.                                            220,748
      1,680    Northwestern Corp.                                         44,016
      4,374    NSTAR                                                     153,090
      3,482    OGE Energy Corp.                                          127,302
     14,600    PG&E Corp.                                                600,060
     19,289    Public Service Enterprise Group, Inc.                     604,324
      5,235    SCANA Corp.                                               187,204
      9,369    TECO Energy, Inc.                                         141,191
      4,231    Vectren Corp.                                             100,105
     19,446    Xcel Energy, Inc.                                         400,782
                                                                   _____________
                                                                       5,120,104
                                                                   _____________
               OIL, GAS & CONSUMABLE FUELS - 14.6%
     66,321    Chevron Corp.                                           4,500,543
     51,539    ConocoPhillips                                          2,530,050
                                                                   _____________
                                                                       7,030,593
                                                                   _____________
               PAPER & FOREST PRODUCTS - 0.3%
      5,936    MeadWestvaco Corp.                                        131,779
                                                                   _____________
               PHARMACEUTICALS - 16.5%
     78,684    Bristol-Myers Squibb Co.                                1,962,379
     51,320    Eli Lilly & Co.                                         1,719,220
    120,566    Merck & Co., Inc.                                       4,216,193
                                                                   _____________
                                                                       7,897,792
                                                                   _____________
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
     12,315    Maxim Integrated Products, Inc.                           206,030
      7,733    Microchip Technology, Inc.                                214,513
                                                                   _____________
                                                                         420,543
                                                                   _____________
               SPECIALTY RETAIL - 0.1%
      5,706    Foot Locker, Inc.                                          72,010
                                                                   _____________
               THRIFTS & MORTGAGE FINANCE  - 1.6%
      8,216    First Niagara Financial Group, Inc.                       102,947
     20,476    Hudson City Bancorp, Inc.                                 250,626
     24,804    New York Community Bancorp, Inc.                          378,757
      1,907    Provident Financial Services, Inc.                         22,293
                                                                   _____________
                                                                         754,623
                                                                   _____________
               TOBACCO - 1.2%
     10,604    Reynolds American, Inc.                                   552,681
      1,031    Universal Corp.                                            40,910
                                                                   _____________
                                                                         593,591
                                                                   _____________
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      1,424    GATX Corp.                                                 37,992
                                                                   _____________


               DESCRIPTION                                       VALUE
               -------------------------------------------       --------------
               TOTAL INVESTMENTS - 99.9%                           $  47,942,042
               (Cost $48,645,284) (b)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.1%                                      53,190
                                                                   _____________
               NET ASSETS - 100.0%                                 $  47,995,232
                                                                   =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,103,956 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,807,198.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $47,942,042     $      -     $      -
               ==========================================

* See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 49



FIRST TRUST US IPO INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

    SHARES    DESCRIPTION                                              VALUE
----------    -------------------------------------------------        --------------
              COMMON STOCKS - 99.9%
              AEROSPACE & DEFENSE - 1.3%
       885    DigitalGlobe, Inc. (b)                                    $      23,276
     2,727    Spirit AeroSystems Holdings, Inc.,
                 Class A (b)                                                   51,977
       950    TransDigm Group, Inc.                                            48,478
                                                                        _____________
                                                                              123,731
                                                                        _____________
              AIRLINES - 0.2%
       386    Allegiant Travel Co.                                             16,478
                                                                        _____________
              BEVERAGES - 1.9%
     4,761    Dr. Pepper Snapple Group, Inc.                                  178,014
                                                                        _____________
              BIOTECHNOLOGY - 0.8%
     1,899    Ironwood Pharmaceuticals, Inc.,
                  Class A (b)                                                  22,636
     2,376    Talecris Biotherapeutics Holdings
                 Corp. (b)                                                     50,134
                                                                        _____________
                                                                               72,770
                                                                        _____________
              CAPITAL MARKETS - 1.9%
     1,163    Artio Global Investors, Inc., Class A                            18,306
     1,964    Lazard Ltd., Class A (c)                                         52,458
     2,863    MF Global Holdings Ltd. (b)                                      16,348
     6,990    Och-Ziff Capital Management
                 Group LLC, Class A (c)                                        88,004
                                                                        _____________
                                                                              175,116
                                                                        _____________
              CHEMICALS - 1.7%
     1,377    CF Industries Holdings, Inc.                                     87,370
     4,609    Huntsman Corp.                                                   39,960
     1,443    Rockwood Holdings, Inc. (b)                                      32,742
                                                                        _____________
                                                                              160,072
                                                                        _____________
              COMMERCIAL SERVICES & SUPPLIES - 0.3%
     2,606    KAR Auction Services, Inc. (b)                                   32,236
                                                                        _____________
              COMMUNICATIONS EQUIPMENT - 0.3%
     1,731    Aruba Networks, Inc. (b)                                         24,649
                                                                        _____________
              COMPUTERS & PERIPHERALS - 1.1%
     3,234    Teradata Corp. (b)                                               98,572
                                                                        _____________
              CONSTRUCTION & ENGINEERING - 1.2%
     2,222    Aecom Technology Corp. (b)                                       51,239
     3,112    KBR, Inc.                                                        63,298
                                                                        _____________
                                                                              114,537
                                                                        _____________
              CONSUMER FINANCE - 1.6%
    10,537    Discover Financial Services                                     147,307
                                                                        _____________
              DIVERSIFIED CONSUMER SERVICES - 1.1%
     1,058    Bridgepoint Education, Inc. (b)                                  16,727
       325    Capella Education Co. (b)                                        26,439
     2,768    Education Management Corp. (b)                                   42,212
       886    Grand Canyon Education, Inc. (b)                                 20,759
                                                                        _____________
                                                                              106,137
                                                                        _____________


    SHARES    DESCRIPTION                                              VALUE
----------    -------------------------------------------------        --------------

              DIVERSIFIED FINANCIAL SERVICES - 0.7%
     2,254    MSCI, Inc., Class A (b)                                   $      61,760
                                                                        _____________
              ELECTRIC UTILITIES - 0.5%
       972    ITC Holdings Corp.                                               51,429
                                                                        _____________
              ELECTRICAL EQUIPMENT - 0.8%
     2,021    A123 Systems, Inc. (b)                                           19,058
     3,316    Sensata Technologies Holding
                 N.V. (b)                                                      53,023
                                                                        _____________
                                                                               72,081
                                                                        _____________
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 2.4%
     8,896    Tyco Electronics Ltd.                                           225,780
                                                                        _____________
              ENERGY EQUIPMENT & SERVICES - 0.5%
     1,599    Dresser-Rand Group, Inc. (b)                                     50,448
                                                                        _____________
              FOOD PRODUCTS - 2.3%
     1,710    Dole Food Co., Inc. (b)                                          17,835
     3,963    Mead Johnson Nutrition Co.                                      198,626
                                                                        _____________
                                                                              216,461
                                                                        _____________
              HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
     9,692    Covidien PLC                                                    389,425
     2,189    ev3, Inc. (b)                                                    49,055
     1,139    Masimo Corp.                                                     27,120
                                                                        _____________
                                                                              465,600
                                                                        _____________
              HEALTH CARE PROVIDERS & SERVICES - 0.9%
     2,318    Brookdale Senior Living, Inc. (b)                                34,770
     2,234    Emdeon, Inc., Class A (b)                                        27,992
     3,100    Select Medical Holdings Corp. (b)                                21,018
                                                                        _____________
                                                                               83,780
                                                                        _____________
              HEALTH CARE TECHNOLOGY - 0.3%
     1,108    MedAssets, Inc. (b)                                              25,573
                                                                        _____________
              HOTELS, RESTAURANTS & LEISURE - 3.7%
     2,629    Burger King Holdings, Inc.                                       44,273
     3,369    Hyatt Hotels Corp., Class A (b)                                 124,956
     3,391    Tim Hortons, Inc.                                               108,512
     3,487    Wyndham Worldwide Corp.                                          70,228
                                                                        _____________
                                                                              347,969
                                                                        _____________
              INSURANCE - 2.1%
       978    Allied World Assurance Holdings
                 Co. Ltd.                                                      44,381
     1,550    Flagstone Reinsurance Holdings S.A.                              16,771
     1,843    OneBeacon Insurance Group Ltd.,
                 Class A                                                       26,392
     1,409    Primerica, Inc. (b)                                              30,209
     2,288    Symetra Financial Corp.                                          27,456
     2,154    Validus Holdings Ltd.                                            52,601
                                                                        _____________
                                                                              197,810
                                                                        _____________


Page 50             See Notes to Financial Statements





FIRST TRUST US IPO INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)


    SHARES    DESCRIPTION                                              VALUE
----------    -------------------------------------------------        --------------
              COMMON STOCKS (CONTINUED)
              INTERNET & CATALOG RETAIL - 0.3%
     1,111    HSN, Inc. (b)                                             $      26,664
                                                                        _____________
              INTERNET SOFTWARE & SERVICES - 1.8%
     2,068    AOL, Inc. (b)                                                    42,994
     2,410    Rackspace Hosting, Inc. (b)                                      44,199
       848    Vistaprint N.V. (b)                                              40,272
       984    WebMD Health Corp., Class A (b)                                  45,687
                                                                        _____________
                                                                              173,152
                                                                        _____________
              IT SERVICES - 19.8%
     2,639    Broadridge Financial Solutions, Inc.                             50,273
     4,240    Genpact Ltd. (b)                                                 65,847
     2,535    MasterCard, Inc., Class A                                       505,808
     7,363    SAIC, Inc. (b)                                                  123,257
    13,056    Visa, Inc., Class A                                             923,712
    13,024    Western Union Co.                                               194,188
                                                                        _____________
                                                                            1,863,085
                                                                        _____________
              MACHINERY - 0.4%
     1,242    WABCO Holdings, Inc. (b)                                         39,098
                                                                        _____________
              MEDIA - 9.8%
     2,175    Cinemark Holdings, Inc.                                          28,601
       952    Morningstar, Inc. (b)                                            40,479
     3,222    Scripps Networks Interactive, Class A                           129,975
     6,859    Time Warner Cable, Inc.                                         357,217
    11,769    Viacom, Inc., Class B                                           369,194
                                                                        _____________
                                                                              925,466
                                                                        _____________
              MULTILINE RETAIL - 1.9%
     6,607    Dollar General Corp. (b)                                        182,023
                                                                        _____________
              OIL, GAS & CONSUMABLE FUELS - 7.4%
     1,179    Clean Energy Fuels Corp. (b)                                     17,614
     6,910    Cobalt International Energy, Inc. (b)                            51,479
     1,774    Concho Resources, Inc. (b)                                       98,155
     3,293    Continental Resources, Inc. (b)                                 146,934
     1,118    Duncan Energy Partners L.P. (c)                                  29,784
     4,116    EXCO Resources, Inc.                                             60,135
     1,761    Patriot Coal Corp. (b)                                           20,692
     4,093    SandRidge Energy, Inc. (b)                                       23,862
    12,556    Spectra Energy Corp.                                            251,999
                                                                        _____________
                                                                              700,654
                                                                        _____________
              PERSONAL PRODUCTS - 0.6%
     1,162    Herbalife Ltd.                                                   53,510
                                                                        _____________
              PHARMACEUTICALS - 1.2%
     4,883    Warner Chilcott PLC, Class A (b)                                111,577
                                                                        _____________
              PROFESSIONAL SERVICES - 1.9%
     1,238    IHS, Inc., Class A (b)                                           72,324
     3,500    Verisk Analytics, Inc., Class A (b)                             104,650
                                                                        _____________
                                                                              176,974
                                                                        _____________


    SHARES    DESCRIPTION                                              VALUE
----------    -------------------------------------------------        --------------
              REAL ESTATE INVESTMENT TRUSTS - 0.3%
     1,107    DuPont Fabros Technology, Inc.                            $      27,188
                                                                        _____________
              ROAD & RAIL - 0.8%
     7,978    Hertz Global Holdings, Inc. (b)                                  75,472
                                                                        _____________
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 2.2%
       852    Cavium Networks, Inc. (b)                                        22,314
     1,653    First Solar, Inc. (b)                                           188,161
                                                                        _____________
                                                                              210,475
                                                                        _____________
              SOFTWARE - 1.6%
       658    ArcSight, Inc. (b)                                               14,733
       836    CommVault Systems, Inc. (b)                                      18,810
     1,307    Fortinet, Inc. (b)                                               21,487
     1,314    Solarwinds, Inc. (b)                                             21,076
     1,356    Solera Holdings, Inc.                                            49,087
     1,402    SuccessFactors, Inc. (b)                                         29,148
                                                                        _____________
                                                                              154,341
                                                                        _____________
              SPECIALTY RETAIL - 1.1%
     1,719    Express, Inc. (b)                                                28,140
       745    hhgregg, Inc. (b)                                                17,373
     1,237    J. Crew Group, Inc. (b)                                          45,534
       470    Rue21, Inc. (b)                                                  14,260
                                                                        _____________
                                                                              105,307
                                                                        _____________
              TEXTILES, APPAREL & LUXURY GOODS - 0.5%
     1,852    Hanesbrands, Inc. (b)                                            44,559
                                                                        _____________
              TOBACCO - 13.0%
     2,962    Lorillard, Inc.                                                 213,205
    22,046    Philip Morris International, Inc.                             1,010,588
                                                                        _____________
                                                                            1,223,793
                                                                        _____________
              WATER UTILITIES - 0.7%
     3,385    American Water Works Co., Inc.                                   69,731
                                                                        _____________
              WIRELESS TELECOMMUNICATION SERVICES - 2.0%
    18,321    Clearwire Corp., Class A (b)                                    133,377
     6,844    MetroPCS Communications, Inc. (b)                                56,052
                                                                        _____________
                                                                              189,429
                                                                        _____________

              TOTAL INVESTMENTS - 99.9%                                     9,400,808
              (Cost $9,923,991) (d)
              NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                                             9,710
                                                                        _____________
              NET ASSETS - 100.0%                                       $   9,410,518
                                                                        =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Master Limited Partnership ("MLP").


                    See Notes to Financial Statements             Page 51





FIRST TRUST US IPO INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)


(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $749,677 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,272,860.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $9,400,808     $      -     $      -
               ==========================================

* See Portfolio of Investments for industry breakout.


Page 52             See Notes to Financial Statements





FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

       SHARES    DESCRIPTION                                              VALUE
-------------    -------------------------------------------------        --------------
                 COMMON STOCKS - 100.0%
                 AIR FREIGHT & LOGISTICS - 2.0%
        8,622    C.H. Robinson Worldwide, Inc.                             $     479,900
       13,184    Expeditors International of
                    Washington, Inc.                                             454,980
                                                                           _____________
                                                                                 934,880
                                                                           _____________
                 BIOTECHNOLOGY - 7.2%
        9,223    Amgen, Inc. (b)                                                 485,130
       10,213    Biogen Idec, Inc. (b)                                           484,607
        9,199    Celgene Corp. (b)                                               467,493
        8,505    Cephalon, Inc. (b)                                              482,659
        9,643    Genzyme Corp. (b)                                               489,575
       14,148    Gilead Sciences, Inc. (b)                                       484,993
       13,828    Vertex Pharmaceuticals, Inc. (b)                                454,941
                                                                           _____________
                                                                               3,349,398
                                                                           _____________
                 CHEMICALS - 1.0%
        9,561    Sigma-Aldrich Corp.                                             476,425
                                                                           _____________
                 COMMERCIAL SERVICES & SUPPLIES - 2.1%
       19,509    Cintas Corp.                                                    467,631
        7,780    Stericycle, Inc. (b)                                            510,212
                                                                           _____________
                                                                                 977,843
                                                                           _____________
                 COMMUNICATIONS EQUIPMENT - 2.9%
       21,676    Cisco Systems, Inc. (b)                                         461,916
       14,267    QUALCOMM, Inc.                                                  468,528
        8,346    Research In Motion Ltd. (b)                                     411,124
                                                                           _____________
                                                                               1,341,568
                                                                           _____________
                 COMPUTERS & PERIPHERALS - 5.8%
        1,858    Apple, Inc. (b)                                                 467,343
       36,267    Dell, Inc. (b)                                                  437,380
       33,279    Logitech International S.A. (b)                                 446,271
       12,353    NetApp, Inc. (b)                                                460,890
       10,387    SanDisk Corp. (b)                                               436,981
       33,215    Seagate Technology (b)                                          433,124
                                                                           _____________
                                                                               2,681,989
                                                                           _____________
                 CONSTRUCTION & ENGINEERING - 0.9%
       19,991    Foster Wheeler AG (b)                                           421,010
                                                                           _____________
                 DIVERSIFIED CONSUMER SERVICES - 1.0%
       10,523    Apollo Group, Inc., Class A (b)                                 446,912
                                                                           _____________
                 ELECTRONIC EQUIPMENT, INSTRUMENTS
                    & COMPONENTS - 2.0%
       75,770    Flextronics International Ltd. (b)                              424,312
       17,656    FLIR Systems, Inc. (b)                                          513,613
                                                                           _____________
                                                                                 937,925
                                                                           _____________
                 FOOD & STAPLES RETAILING - 1.0%
        8,747    Costco Wholesale Corp.                                          479,598
                                                                           _____________
                 HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
       16,052    DENTSPLY International, Inc.                                    480,115
       33,990    Hologic, Inc. (b)                                               473,481


       SHARES    DESCRIPTION                                              VALUE
-------------    -------------------------------------------------        --------------

                 HEALTH CARE EQUIPMENT & SUPPLIES
                    (CONTINUED)
        1,455    Intuitive Surgical, Inc. (b)                              $     459,227
                                                                           _____________
                                                                               1,412,823
                                                                           _____________
                 HEALTH CARE PROVIDERS & SERVICES - 3.1%
        9,788    Express Scripts, Inc. (b)                                       460,232
        9,025    Henry Schein, Inc. (b)                                          495,473
       16,559    Patterson Cos., Inc.                                            472,428
                                                                           _____________
                                                                               1,428,133
                                                                           _____________
                 HEALTH CARE TECHNOLOGY - 1.0%
        6,316    Cerner Corp. (b)                                                479,321
                                                                           _____________
                 HOTELS, RESTAURANTS & LEISURE - 1.9%
       18,108    Starbucks Corp.                                                 440,024
        5,988    Wynn Resorts Ltd.                                               456,705
                                                                           _____________
                                                                                 896,729
                                                                           _____________
                 HOUSEHOLD DURABLES - 1.0%
       15,926    Garmin Ltd.                                                     464,721
                                                                           _____________
                 INTERNET & CATALOG RETAIL - 3.9%
        4,046    Amazon.com, Inc. (b)                                            442,066
       24,281    Expedia, Inc.                                                   455,997
       41,228    Liberty Media Corp. - Interactive,
                    Class A (b)                                                  432,894
        2,636    priceline.com, Inc. (b)                                         465,360
                                                                           _____________
                                                                               1,796,317
                                                                           _____________
                 INTERNET SOFTWARE & SERVICES - 4.9%
        6,873    Baidu, Inc., ADR (b)                                            467,914
       22,977    eBay, Inc. (b)                                                  450,579
        1,019    Google, Inc., Class A (b)                                       453,404
       17,324    VeriSign, Inc. (b)                                              459,952
       32,766    Yahoo!, Inc. (b)                                                453,154
                                                                           _____________
                                                                               2,285,003
                                                                           _____________
                 IT SERVICES - 5.2%
       12,043    Automatic Data Processing, Inc.                                 484,851
        9,505    Cognizant Technology Solutions
                    Corp., Class A (b)                                           475,820
       10,418    Fiserv, Inc. (b)                                                475,686
        8,028    Infosys Technologies Ltd., ADR                                  480,958
       17,972    Paychex, Inc.                                                   466,733
                                                                           _____________
                                                                               2,384,048
                                                                           _____________
                 LEISURE EQUIPMENT & PRODUCTS - 1.0%
       22,629    Mattel, Inc.                                                    478,830
                                                                           _____________
                 LIFE SCIENCES TOOLS & SERVICES - 3.1%
       11,439    Illumina, Inc. (b)                                              497,940
        9,871    Life Technologies Corp. (b)                                     466,405
       24,729    QIAGEN N.V. (b)                                                 475,291
                                                                           _____________
                                                                               1,439,636
                                                                           _____________


                    See Notes to Financial Statements             Page 53





FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

       SHARES    DESCRIPTION                                              VALUE
-------------    -------------------------------------------------        --------------
                 COMMON STOCKS (CONTINUED)
                 MACHINERY - 2.0%
        9,151    Joy Global, Inc.                                          $     458,374
       11,666    PACCAR, Inc.                                                    465,123
                                                                           _____________
                                                                                 923,497
                                                                           _____________
                 MEDIA - 5.0%
       27,509    Comcast Corp., Class A                                          477,832
       13,604    DIRECTV, Class A (b)                                            461,448
       23,894    DISH Network Corp., Class A                                     433,676
       36,369    News Corp., Class A                                             434,973
       29,096    Virgin Media, Inc.                                              485,612
                                                                           _____________
                                                                               2,293,541
                                                                           _____________
                 MULTILINE RETAIL - 1.0%
        6,714    Sears Holdings Corp. (b)                                        434,060
                                                                           _____________
                 PHARMACEUTICALS - 3.1%
       27,330    Mylan, Inc. (b)                                                 465,703
        9,570    Teva Pharmaceutical Industries
                    Ltd., ADR                                                    497,544
       20,311    Warner Chilcott PLC, Class A (b)                                464,107
                                                                           _____________
                                                                               1,427,354
                                                                           _____________
                 ROAD & RAIL - 1.0%
       14,548    J.B. Hunt Transport Services, Inc.                              475,283
                                                                           _____________
                 SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT - 13.0%
       19,615    Altera Corp.                                                    486,648
       38,168    Applied Materials, Inc.                                         458,779
       14,379    Broadcom Corp., Class A                                         474,076
        4,118    First Solar, Inc. (b)                                           468,752
       23,782    Intel Corp.                                                     462,560
       16,531    KLA-Tencor Corp.                                                460,884
       12,131    Lam Research Corp. (b)                                          461,706
       17,255    Linear Technology Corp.                                         479,861
       26,757    Marvell Technology Group Ltd. (b)                               421,690
       28,131    Maxim Integrated Products, Inc.                                 470,632
       17,144    Microchip Technology, Inc.                                      475,575
       41,397    NVIDIA Corp. (b)                                                422,663
       18,999    Xilinx, Inc.                                                    479,915
                                                                           _____________
                                                                               6,023,741
                                                                           _____________
                 SOFTWARE - 11.8%
       44,392    Activision Blizzard, Inc.                                       465,672
       15,190    Adobe Systems, Inc. (b)                                         401,472
       17,414    Autodesk, Inc. (b)                                              424,205
       13,503    BMC Software, Inc. (b)                                          467,609
       25,321    CA, Inc.                                                        465,906
       16,170    Check Point Software Technologies,
                    Ltd. (b)                                                     476,692
       11,047    Citrix Systems, Inc. (b)                                        466,515
       31,765    Electronic Arts, Inc. (b)                                       457,416
       13,560    Intuit, Inc. (b)                                                471,481
       19,258    Microsoft Corp.                                                 443,126
       21,947    Oracle Corp.                                                    470,983
       33,587    Symantec Corp. (b)                                              466,187
                                                                           _____________
                                                                               5,477,264
                                                                           _____________


       SHARES    DESCRIPTION                                              VALUE
-------------    -------------------------------------------------        --------------
                 SPECIALTY RETAIL - 5.0%
       11,973    Bed Bath & Beyond, Inc. (b)                               $     443,959
       10,198    O'Reilly Automotive, Inc. (b)                                   485,017
        8,884    Ross Stores, Inc.                                               473,428
       23,166    Staples, Inc.                                                   441,312
       13,938    Urban Outfitters, Inc. (b)                                      479,328
                                                                           _____________
                                                                               2,323,044
                                                                           _____________
                 TRADING COMPANIES & DISTRIBUTORS - 1.0%
        9,314    Fastenal Co.                                                    467,470
                                                                           _____________
                 WIRELESS TELECOMMUNICATION SERVICES - 3.0%
        5,833    Millicom International Cellular S.A.                            472,881
       13,434    NII Holdings, Inc. (b)                                          436,874
       23,972    Vodafone Group PLC, ADR                                         495,501
                                                                           _____________
                                                                               1,405,256
                                                                           _____________

                 TOTAL INVESTMENTS - 100.0%                                   46,363,619
                 (Cost $49,439,399) (c)
                 NET OTHER ASSETS AND
                    LIABILITIES - 0.0%                                            (2,793)
                                                                           _____________
                 NET ASSETS - 100.0%                                       $  46,360,826
                                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,438,425 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,514,205.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $46,363,619     $      -     $      -
               ==========================================


* See Portfolio of Investments for industry breakout.


Page 54             See Notes to Financial Statements





FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES     DESCRIPTION                                         VALUE
-----------    ------------------------------------------          --------------
               COMMON STOCKS - 100.0%
               COMMUNICATIONS EQUIPMENT - 7.7%
    214,064    Cisco Systems, Inc. (b)                               $   4,561,704
    140,893    QUALCOMM, Inc.                                            4,626,926
     82,418    Research In Motion Ltd. (b)                               4,059,911
                                                                     _____________
                                                                        13,248,541
                                                                     _____________
               COMPUTERS & PERIPHERALS - 15.4%
     18,340    Apple, Inc. (b)                                           4,613,060
    358,147    Dell, Inc. (b)                                            4,319,253
    328,655    Logitech International S.A. (b)                           4,407,264
    121,988    NetApp, Inc. (b)                                          4,551,372
    102,579    SanDisk Corp. (b)                                         4,315,499
    328,011    Seagate Technology (b)                                    4,277,263
                                                                     _____________
                                                                        26,483,711
                                                                     _____________
               HEALTH CARE TECHNOLOGY - 2.8%
     62,370    Cerner Corp. (b)                                          4,733,259
                                                                     _____________
               INTERNET SOFTWARE & SERVICES - 10.5%
     67,870    Baidu, Inc., ADR (b)                                      4,620,590
     10,056    Google, Inc., Class A (b)                                 4,474,417
    171,091    VeriSign, Inc. (b)                                        4,542,466
    323,579    Yahoo!, Inc. (b)                                          4,475,097
                                                                     _____________
                                                                        18,112,570
                                                                     _____________
               IT SERVICES - 5.5%
     93,864    Cognizant Technology Solutions
                  Corp., Class A (b)                                     4,698,832
     79,289    Infosys Technologies Ltd., ADR                            4,750,204
                                                                     _____________
                                                                         9,449,036
                                                                     _____________
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 31.9%
    193,699    Altera Corp.                                              4,805,672
    376,942    Applied Materials, Inc.                                   4,530,843
    142,005    Broadcom Corp., Class A                                   4,681,905
    234,864    Intel Corp.                                               4,568,105
    163,261    KLA-Tencor Corp.                                          4,551,717
    119,810    Lam Research Corp. (b)                                    4,559,968
    170,395    Linear Technology Corp.                                   4,738,685
    264,233    Marvell Technology Group Ltd. (b)                         4,164,312
    277,813    Maxim Integrated Products, Inc.                           4,647,811
    169,306    Microchip Technology, Inc.                                4,696,548
    408,813    NVIDIA Corp. (b)                                          4,173,981
    187,626    Xilinx, Inc.                                              4,739,433
                                                                     _____________
                                                                        54,858,980
                                                                     _____________
               SOFTWARE - 26.2%
    150,010    Adobe Systems, Inc. (b)                                   3,964,764
    171,969    Autodesk, Inc. (b)                                        4,189,165
    133,345    BMC Software, Inc. (b)                                    4,617,738
    250,045    CA, Inc.                                                  4,600,828
    159,681    Check Point Software Technologies,
                   Ltd. (b)                                              4,707,396
    109,100    Citrix Systems, Inc. (b)                                  4,607,293
    133,912    Intuit, Inc. (b)                                          4,656,120


     SHARES     DESCRIPTION                                         VALUE
-----------    ------------------------------------------          --------------
               SOFTWARE (CONTINUED)
    190,183    Microsoft Corp.                                      $    4,376,111
    216,743    Oracle Corp.                                              4,651,305
    331,689    Symantec Corp. (b)                                        4,603,843
                                                                    ______________
                                                                        44,974,563
                                                                    ______________

               TOTAL INVESTMENTS - 100.0%                              171,860,660
               (Cost $188,966,513) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                                       (35,385)
                                                                    ______________
               NET ASSETS - 100.0%                                  $  171,825,275
                                                                    ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,736,953 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,842,806.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $171,860,660     $      -     $      -
               ==========================================


* See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 55





FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

       SHARES    DESCRIPTION                                                  VALUE
-------------    ------------------------------------------                   --------------
                 COMMON STOCKS - 98.3%
                 BIOTECHNOLOGY - 64.3%
      148,125    Alexion Pharmaceuticals, Inc. (b)                             $    7,582,519
      124,139    Amgen, Inc. (b)                                                    6,529,711
      353,907    Amylin Pharmaceuticals, Inc. (b)                                   6,653,452
      151,428    Biogen Idec, Inc. (b)                                              7,185,259
      997,220    Celera Corp. (b)                                                   6,531,791
      130,114    Celgene Corp. (b)                                                  6,612,393
      116,045    Cephalon, Inc. (b)                                                 6,585,554
      180,979    Dendreon Corp. (b)                                                 5,851,051
      151,428    Genzyme Corp. (b)                                                  7,688,000
      177,859    Gilead Sciences, Inc. (b)                                          6,097,006
      250,726    Human Genome Sciences, Inc. (b)                                    5,681,451
      177,491    InterMune, Inc. (b)                                                1,659,541
      352,047    Myriad Genetics, Inc. (b)                                          5,263,103
      198,965    Vertex Pharmaceuticals, Inc. (b)                                   6,545,948
                                                                               ______________
                                                                                   86,466,779
                                                                               ______________
                 LIFE SCIENCES TOOLS & SERVICES - 29.1%
    1,015,762    Affymetrix, Inc. (b)                                               5,992,996
      211,817    Illumina, Inc. (b)                                                 9,220,394
      156,750    Life Technologies Corp. (b)                                        7,406,437
       76,725    Millipore Corp. (b)                                                8,182,721
    1,401,215    Sequenom, Inc. (b)                                                 8,281,181
                                                                               ______________
                                                                                   39,083,729
                                                                               ______________
                 PHARMACEUTICALS - 4.9%
      540,979    Nektar Therapeutics (b)                                            6,545,846
                                                                               ______________

                 TOTAL INVESTMENTS - 98.3%                                        132,096,354
                 (Cost $149,324,835) (c)
                 NET OTHER ASSETS AND
                    LIABILITIES - 1.7%                                              2,295,070
                                                                               ______________
                 NET ASSETS - 100.0%                                           $  134,391,424
                                                                               ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,715,798 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,944,279.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $132,096,354     $     -     $     -
               ===========================================


 * See Portfolio of Investments for industry breakout.


Page 56             See Notes to Financial Statements





FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)


     SHARES    DESCRIPTION                                 VALUE
-----------    ----------------------------------          --------------
               COMMON STOCKS - 100.0%
               CAPITAL MARKETS - 4.7%
    348,326    E*TRADE Financial Corp. (b)                 $   4,117,213
    313,173    TD Ameritrade Holding Corp. (b)                 4,791,547
                                                           _____________
                                                               8,908,760
                                                           _____________
               COMMUNICATIONS EQUIPMENT - 7.0%
    368,590    Juniper Networks, Inc. (b)                      8,411,224
    132,277    NETGEAR, Inc. (b)                               2,359,821
    900,176    Sonus Networks, Inc. (b)                        2,439,477
                                                           _____________
                                                              13,210,522
                                                           _____________
               HEALTH CARE TECHNOLOGY - 1.6%
    181,958    Allscripts-Misys Healthcare
                  Solutions, Inc. (b)                          2,929,524
                                                           _____________
               INTERNET & CATALOG RETAIL - 17.8%
    117,368    Amazon.com, Inc. (b)                           12,823,628
     53,143    Blue Nile, Inc. (b)                             2,501,973
    277,297    Expedia, Inc.                                   5,207,638
     52,842    Netflix, Inc. (b)                               5,741,283
     42,047    priceline.com, Inc. (b)                         7,422,977
                                                           _____________
                                                              33,697,499
                                                           _____________
               INTERNET SOFTWARE & SERVICES - 47.1%
    166,875    Akamai Technologies, Inc. (b)                   6,770,119
    645,600    Art Technology Group, Inc. (b)                  2,207,952
    109,854    Constant Contact, Inc. (b)                      2,343,186
    146,871    DealerTrack Holdings, Inc. (b)                  2,416,028
    120,486    Digital River, Inc. (b)                         2,880,820
    358,933    EarthLink, Inc.                                 2,857,107
    528,808    eBay, Inc. (b)                                 10,369,925
     41,492    Google, Inc., Class A (b)                      18,461,865
    176,996    IAC/InterActiveCorp (b)                         3,888,602
    362,802    Internap Network Services Corp. (b)             1,512,884
    138,216    j2 Global Communications, Inc. (b)              3,018,637
    295,107    Monster Worldwide, Inc. (b)                     3,437,997
    576,312    RealNetworks, Inc. (b)                          1,901,830
    376,948    United Online, Inc.                             2,171,220
    265,674    ValueClick, Inc. (b)                            2,840,055
    217,133    VeriSign, Inc. (b)                              5,764,881
    122,755    Vocus, Inc. (b)                                 1,875,696
     93,800    WebMD Health Corp. (b)                          4,355,134
    707,679    Yahoo!, Inc. (b)                                9,787,201
                                                           _____________
                                                              88,861,139
                                                           _____________
               IT SERVICES - 3.7%
    156,403    CyberSource Corp. (b)                           3,992,969
    297,628    Sapient Corp.                                   3,017,948
                                                           _____________
                                                               7,010,917
                                                           _____________
               SOFTWARE - 18.1%
    230,605    Ariba, Inc. (b)                                 3,673,538
    202,779    Check Point Software Technologies,
                  Ltd. (b)                                     5,977,925
     93,634    Concur Technologies, Inc. (b)                   3,996,299
    175,783    Quest Software, Inc. (b)                        3,171,125


     SHARES    DESCRIPTION                                VALUE
-----------    ----------------------------------         --------------
               SOFTWARE (CONTINUED)
     90,440    Salesforce.com, Inc. (b)                   $    7,761,561
    222,452    SonicWALL, Inc. (b)                             2,613,811
    360,840    TIBCO Software, Inc. (b)                        4,351,730
    140,533    Websense, Inc. (b)                              2,656,074
                                                          ______________
                                                              34,202,063
                                                          ______________

               TOTAL COMMON STOCKS - 100.0%
               (Cost $203,978,380)                           188,820,424

               MONEY MARKET FUND - 0.0%
      8,876    Morgan Stanley Institutional Treasury
                  Money Market Fund - 0.02% (c)
               (Cost $8,876)                                       8,876
                                                          ______________

               TOTAL INVESTMENTS - 100.0%
               (Cost $203,987,256) (d)                       188,829,300
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                             (48,623)
                                                          ______________
               NET ASSETS - 100.0%                        $  188,780,677
                                                          ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at June 30, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,225,073 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,383,029.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS            LEVEL 1        LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $188,820,424     $     -      $     -
Money Market Fund           8,876           -            -
                   _________________________________________
TOTAL INVESTMENTS    $188,829,300     $     -      $     -
                   =========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 57





FIRST TRUST STRATEGIC VALUE INDEX FUND (d)

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                        VALUE
-----------    ------------------------------------------         --------------
               COMMON STOCKS - 99.9%
               AEROSPACE & DEFENSE - 5.3%
      9,837    General Dynamics Corp.                              $     576,055
      7,906    L-3 Communications Holdings, Inc.                         560,061
     10,961    Northrop Grumman Corp.                                    596,717
                                                                   _____________
                                                                       1,732,833
                                                                   _____________
               BIOTECHNOLOGY - 6.0%
     12,947    Amgen, Inc. (b)                                           681,012
     13,981    Biogen Idec, Inc. (b)                                     663,398
     18,092    Gilead Sciences, Inc. (b)                                 620,194
                                                                   _____________
                                                                       1,964,604
                                                                   _____________
               CAPITAL MARKETS - 5.6%
     16,228    Ameriprise Financial, Inc.                                586,317
      4,981    Goldman Sachs Group (The), Inc.                           653,856
     25,646    Morgan Stanley                                            595,244
                                                                   _____________
                                                                       1,835,417
                                                                   _____________
               COMMUNICATIONS EQUIPMENT - 1.9%
     19,330    QUALCOMM, Inc.                                            634,797
                                                                   _____________
               COMPUTERS & PERIPHERALS - 4.0%
     17,828    SanDisk Corp. (b)                                         750,024
     18,293    Western Digital Corp. (b)                                 551,717
                                                                   _____________
                                                                       1,301,741
                                                                   _____________
               DIVERSIFIED FINANCIAL SERVICES - 3.9%
    175,456    Citigroup, Inc. (b)                                       659,715
     17,369    JPMorgan Chase & Co.                                      635,879
                                                                   _____________
                                                                       1,295,594
                                                                   _____________
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES - 4.2%
     28,196    AT&T, Inc.                                                682,061
     25,307    Verizon Communications, Inc.                              709,102
                                                                   _____________
                                                                       1,391,163
                                                                   _____________
               ENERGY EQUIPMENT & SERVICES - 5.4%
      9,589    Diamond Offshore Drilling, Inc.                           596,340
     17,280    National Oilwell Varco, Inc.                              571,449
     19,179    Noble Corp. (b)                                           592,823
                                                                   _____________
                                                                       1,760,612
                                                                   _____________
               FOOD PRODUCTS - 2.2%
     27,581    Archer-Daniels-Midland Co.                                712,141
                                                                   _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
     15,410    Baxter International, Inc.                                626,262
     18,777    St. Jude Medical, Inc. (b)                                677,662
                                                                   _____________
                                                                       1,303,924
                                                                   _____________
               HEALTH CARE PROVIDERS & SERVICES - 4.1%
     24,647    Aetna, Inc.                                               650,188
     24,242    UnitedHealth Group, Inc.                                  688,473
                                                                   _____________
                                                                       1,338,661
                                                                   _____________


     SHARES    DESCRIPTION                                        VALUE
-----------    ------------------------------------------         --------------
               INSURANCE - 18.2%
     14,003    ACE Ltd.                                            $     720,875
     15,316    Aflac, Inc.                                               653,534
     22,110    Allstate (The) Corp.                                      635,220
     13,989    Chubb (The) Corp.                                         699,590
     25,804    Lincoln National Corp.                                    626,779
     20,897    Loews Corp.                                               696,079
     25,012    Principal Financial Group, Inc.                           586,281
     11,808    Prudential Financial, Inc.                                633,617
     14,234    Travelers (The) Cos., Inc.                                701,025
                                                                   _____________
                                                                       5,953,000
                                                                   _____________
               INTERNET SOFTWARE & SERVICES - 1.9%
     31,829    eBay, Inc. (b)                                            624,167
                                                                   _____________
               MEDIA - 4.0%
     38,295    Comcast Corp., Class A                                    665,184
     23,325    McGraw-Hill (The) Cos., Inc.                              656,366
                                                                   _____________
                                                                       1,321,550
                                                                   _____________
               METALS & MINING - 4.3%
     10,269    Freeport-McMoRan Copper &
                  Gold, Inc.                                             607,206
     12,973    Newmont Mining Corp.                                      800,953
                                                                   _____________
                                                                       1,408,159
                                                                   _____________
               MULTI-UTILITIES - 2.2%
     22,866    Public Service Enterprise
                  Group, Inc.                                            716,392
                                                                   _____________
               OIL, GAS & CONSUMABLE FUELS - 6.1%
      9,182    Chevron Corp.                                             623,091
     23,119    Marathon Oil Corp.                                        718,770
     13,119    Murphy Oil Corp.                                          650,046
                                                                   _____________
                                                                       1,991,907
                                                                   _____________
               PHARMACEUTICALS - 8.4%
     14,466    Abbott Laboratories                                       676,720
     29,195    Bristol-Myers Squibb Co.                                  728,123
     20,606    Eli Lilly & Co.                                           690,301
     11,180    Johnson & Johnson                                         660,291
                                                                   _____________
                                                                       2,755,435
                                                                   _____________
               REAL ESTATE INVESTMENT TRUSTS - 2.4%
     45,673    Annaly Capital Management, Inc.                           783,292
                                                                   _____________
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT - 1.9%
     32,954    Intel Corp.                                               640,955
                                                                   _____________
               SOFTWARE - 1.8%
     42,882    Symantec Corp. (b)                                        595,202
                                                                   _____________
               TOBACCO - 2.1%
     34,161    Altria Group, Inc.                                        684,586
                                                                   _____________


Page 58             See Notes to Financial Statements





FIRST TRUST STRATEGIC VALUE INDEX FUND (d)

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                        VALUE
-----------    ------------------------------------------         --------------
               TOTAL INVESTMENTS - 99.9%                           $  32,746,132
               (Cost $34,674,403) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.1%                                      36,119
                                                                   _____________
               NET ASSETS - 100.0%                                 $  32,782,251
                                                                   =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $278,819 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,207,090.
(d)  Formerly known as First Trust DB Strategic Value Index Fund.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $32,746,132      $     -     $     -
               ==========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 59





FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    ----------------------------------------------           --------------
               COMMON STOCKS - 100.0%
               AEROSPACE & DEFENSE - 7.1%
        763    Argon ST, Inc. (b)                                       $       26,163
        876    Ceradyne, Inc. (b)                                               18,720
        817    L-3 Communications Holdings, Inc.                                57,876
        941    Lockheed Martin Corp.                                            70,105
      1,099    Orbital Sciences Corp. (b)                                       17,331
        652    Precision Castparts Corp.                                        67,104
      1,332    Raytheon Co.                                                     64,456
      1,340    Rockwell Collins, Inc.                                           71,194
        375    Triumph Group, Inc.                                              24,986
                                                                         _____________
                                                                               417,935
                                                                         _____________
               BEVERAGES - 1.0%
        562    Brown-Forman Corp., Class B                                      32,163
        725    Hansen Natural Corp. (b)                                         28,355
                                                                         _____________
                                                                                60,518
                                                                         _____________
               BIOTECHNOLOGY - 2.5%
      1,288    Biogen Idec, Inc. (b)                                            61,116
        917    Cubist Pharmaceuticals, Inc. (b)                                 18,890
      1,276    Genzyme Corp. (b)                                                64,782
                                                                         _____________
                                                                               144,788
                                                                         _____________
               CAPITAL MARKETS - 0.4%
      2,663    Apollo Investment Corp.                                          24,846
                                                                         _____________
               CHEMICALS - 2.4%
        646    Ashland, Inc.                                                    29,987
      1,418    Mosaic (The) Co.                                                 55,274
        637    Potash Corp. of Saskatchewan, Inc.                               54,935
                                                                         _____________
                                                                               140,196
                                                                         _____________
               COMMERCIAL BANKS - 2.8%
      2,266    Associated Banc-Corp.                                            27,781
      1,389    Bank of Montreal                                                 75,395
        615    BOK Financial Corp.                                              29,194
      2,459    Susquehanna Bancshares, Inc.                                     20,484
      1,528    Whitney Holding Corp.                                            14,134
                                                                         _____________
                                                                               166,988
                                                                         _____________
               COMPUTERS & PERIPHERALS - 0.5%
        858    Lexmark International, Inc.,
                  Class A (b)                                                   28,340
                                                                         _____________
               DIVERSIFIED CONSUMER SERVICES - 0.7%
        331    DeVry, Inc.                                                      17,374
        294    ITT Educational Services, Inc. (b)                               24,408
                                                                         _____________
                                                                                41,782
                                                                         _____________
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
      2,057    CenturyLink, Inc.                                                68,519
      1,152    Consolidated Communications
                  Holdings, Inc.                                                19,595
                                                                         _____________
                                                                                88,114
                                                                         _____________
               ELECTRIC UTILITIES - 5.4%
      2,158    American Electric Power Co., Inc.                                69,704


     SHARES    DESCRIPTION                                              VALUE
-----------    ----------------------------------------------           --------------
               ELECTRIC UTILITIES (CONTINUED)
      4,403    Duke Energy Corp.                                         $      70,448
        597    IDACORP, Inc.                                                    19,862
      1,132    Northeast Utilities                                              28,843
      1,724    Pepco Holdings, Inc.                                             27,032
      1,906    Progress Energy, Inc.                                            74,753
      1,340    Westar Energy, Inc.                                              28,958
                                                                         _____________
                                                                               319,600
                                                                         _____________
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
        536    Dolby Laboratories, Inc., Class A (b)                            33,602
        709    OSI Systems, Inc. (b)                                            19,689
      1,953    Vishay Intertechnology, Inc. (b)                                 15,116
                                                                         _____________
                                                                                68,407
                                                                         _____________
               ENERGY EQUIPMENT & SERVICES - 0.6%
        233    Core Laboratories N.V.                                           34,393
                                                                         _____________
               FOOD & STAPLES RETAILING - 3.0%
      2,155    CVS Caremark Corp.                                               63,185
        553    Nash Finch Co.                                                   18,890
      2,582    Sysco Corp.                                                      73,768
        714    United Natural Foods, Inc. (b)                                   21,334
                                                                         _____________
                                                                               177,177
                                                                         _____________
               FOOD PRODUCTS - 4.1%
      3,129    ConAgra Foods, Inc.                                              72,968
      1,121    Flowers Foods, Inc.                                              27,386
        446    J & J Snack Foods Corp.                                          18,777
      2,779    Kraft Foods, Inc., Class A                                       77,812
        329    Lancaster Colony Corp.                                           17,556
        433    Ralcorp Holdings, Inc. (b)                                       23,728
                                                                         _____________
                                                                               238,227
                                                                         _____________
               GAS UTILITIES - 0.6%
        508    Laclede Group (The), Inc.                                        16,830
        494    South Jersey Industries, Inc.                                    21,222
                                                                         _____________
                                                                                38,052
                                                                         _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 7.8%
      1,272    Baxter International, Inc.                                       51,694
        938    Becton, Dickinson & Co.                                          63,427
        867    C. R. Bard, Inc.                                                 67,218
        742    Cooper (The) Cos., Inc.                                          29,524
      1,032    Cyberonics, Inc. (b)                                             24,438
        958    Greatbatch, Inc. (b)                                             21,373
      1,012    Immucor, Inc. (b)                                                19,279
        711    Invacare Corp.                                                   14,746
        709    Kinetic Concepts, Inc. (b)                                       25,886
      1,366    Stryker Corp.                                                    68,382
        492    Teleflex, Inc.                                                   26,706
        890    Varian Medical Systems, Inc. (b)                                 46,529
                                                                         _____________
                                                                               459,202
                                                                         _____________
               HEALTH CARE PROVIDERS & SERVICES - 5.1%
        325    Amedisys, Inc. (b)                                               14,290


Page 60             See Notes to Financial Statements





FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    ----------------------------------------------           --------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
      1,548    Humana, Inc. (b)                                          $      70,697
      1,039    Lincare Holdings, Inc. (b)                                       33,778
      1,117    Omnicare, Inc.                                                   26,473
      2,210    UnitedHealth Group, Inc.                                         62,764
        888    Universal Health Services, Inc.,
                  Class B                                                       33,877
      1,199    WellPoint, Inc. (b)                                              58,667
                                                                         _____________
                                                                               300,546
                                                                         _____________
               HOTELS, RESTAURANTS & LEISURE - 5.7%
         55    Biglari Holdings, Inc. (b)                                       15,779
        386    Buffalo Wild Wings, Inc. (b)                                     14,120
        802    Cheesecake Factory (The), Inc. (b)                               17,853
        249    Chipotle Mexican Grill, Inc.,
                  Class A (b)                                                   34,066
        492    Cracker Barrel Old Country Store, Inc.                           22,908
      1,118    McDonald's Corp.                                                 73,643
        459    P.F. Chang's China Bistro, Inc.                                  18,199
        387    Panera Bread Co., Class A (b)                                    29,137
      1,112    Royal Caribbean Cruises Ltd. (b)                                 25,320
      2,132    Yum! Brands, Inc.                                                83,233
                                                                         _____________
                                                                               334,258
                                                                         _____________
               HOUSEHOLD DURABLES - 0.9%
      2,088    Sony Corp., ADR                                                  55,708
                                                                         _____________
               INDUSTRIAL CONGLOMERATES - 0.6%
        979    Carlisle Cos., Inc.                                              35,371
                                                                         _____________
               INSURANCE - 8.6%
      1,449    Chubb (The) Corp.                                                72,465
      1,230    CNA Financial Corp. (b)                                          31,439
      4,877    Genworth Financial, Inc., Class A (b)                            63,742
         83    Markel Corp. (b)                                                 28,220
        740    Mercury General Corp.                                            30,666
        373    PartnerRe Ltd.                                                   26,162
      1,477    Prudential Financial, Inc.                                       79,256
        720    Reinsurance Group of America, Inc.                               32,911
        569    Transatlantic Holdings, Inc.                                     27,289
      1,380    Travelers (The) Cos., Inc.                                       67,965
        815    Unitrin, Inc.                                                    20,864
      1,612    XL Capital Ltd., Class A                                         25,808
                                                                         _____________
                                                                               506,787
                                                                         _____________
               INTERNET & CATALOG RETAIL - 0.8%
        450    Netflix, Inc. (b)                                                48,893
                                                                         _____________
               IT SERVICES - 4.4%
      1,756    Accenture PLC, Class A                                           67,869
      1,316    Infosys Technologies Ltd., ADR                                   78,841
        573    International Business Machines Corp.                            70,754
        340    MAXIMUS, Inc.                                                    19,676
        648    Wright Express Corp. (b)                                         19,246
                                                                         _____________
                                                                               256,386
                                                                         _____________


     SHARES    DESCRIPTION                                              VALUE
-----------    ----------------------------------------------           --------------
               LEISURE EQUIPMENT & PRODUCTS - 0.6%
        800    Hasbro, Inc.                                              $      32,880
                                                                         _____________
               LIFE SCIENCES TOOLS & SERVICES - 1.6%
        968    PAREXEL International Corp. (b)                                  20,986
      1,505    Thermo Fisher Scientific, Inc. (b)                               73,821
                                                                         _____________
                                                                                94,807
                                                                         _____________
               MACHINERY - 0.8%
        487    Bucyrus International, Inc.                                      23,108
      1,174    CNH Global N.V. (b)                                              26,591
                                                                         _____________
                                                                                49,699
                                                                         _____________
               MEDIA - 5.2%
      4,638    Comcast Corp., Class A                                           80,562
      2,317    DIRECTV, Class A (b)                                             78,593
        972    Interactive Data Corp.                                           32,445
        738    John Wiley & Sons, Inc., Class A                                 28,539
        655    Scholastic Corp.                                                 15,799
      2,033    Thomson Reuters Corp.                                            72,842
                                                                         _____________
                                                                               308,780
                                                                         _____________
               MULTILINE RETAIL - 1.6%
        929    Big Lots, Inc. (b)                                               29,812
      1,155    Dillard's, Inc., Class A                                         24,832
        882    Dollar Tree, Inc. (b)                                            36,718
                                                                         _____________
                                                                                91,362
                                                                         _____________
               MULTI-UTILITIES - 2.9%
      1,918    CMS Energy Corp.                                                 28,099
      1,733    PG&E Corp.                                                       71,226
      3,515    Xcel Energy, Inc.                                                72,444
                                                                         _____________
                                                                               171,769
                                                                         _____________
               OIL, GAS & CONSUMABLE FUELS - 1.1%
      1,441    CONSOL Energy, Inc.                                              48,648
      1,510    Tesoro Corp.                                                     17,622
                                                                         _____________
                                                                                66,270
                                                                         _____________
               PERSONAL PRODUCTS - 1.5%
      1,077    Elizabeth Arden, Inc. (b)                                        15,638
      1,255    Estee Lauder (The) Cos., Inc.,
                  Class A                                                       69,941
                                                                         _____________
                                                                                85,579
                                                                         _____________
               PHARMACEUTICALS - 5.6%
      1,319    Abbott Laboratories                                              61,703
      1,134    Johnson & Johnson                                                66,974
      1,926    Merck & Co., Inc.                                                67,352
        996    Novo Nordisk A/S, ADR                                            80,696
        830    Par Pharmaceutical Cos., Inc. (b)                                21,547
        695    Watson Pharmaceuticals, Inc. (b)                                 28,196
                                                                         _____________
                                                                               326,468
                                                                         _____________


                    See Notes to Financial Statements             Page 61





FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    ----------------------------------------------           --------------
               COMMON STOCKS (CONTINUED)
               ROAD & RAIL - 0.6%
      1,526    Avis Budget Group, Inc. (b)                               $      14,985
      1,341    Heartland Express, Inc.                                          19,472
                                                                         _____________
                                                                                34,457
                                                                         _____________
               SOFTWARE - 0.7%
      3,992    Novell, Inc. (b)                                                 22,674
        908    Synchronoss Technologies, Inc. (b)                               17,225
                                                                         _____________
                                                                                39,899
                                                                         _____________
               SPECIALTY RETAIL - 4.0%
        664    Advance Auto Parts, Inc.                                         33,320
        442    AutoZone, Inc. (b)                                               85,403
      1,752    Finish Line (The), Inc., Class A                                 24,405
        645    Guess?, Inc.                                                     20,150
        454    Gymboree (The) Corp. (b)                                         19,390
        463    Jos. A. Bank Clothiers, Inc. (b)                                 24,997
      1,425    RadioShack Corp.                                                 27,802
                                                                         _____________
                                                                               235,467
                                                                         _____________
               TEXTILES, APPAREL & LUXURY GOODS - 1.8%
        684    Carter's, Inc. (b)                                               17,955
        191    Deckers Outdoor Corp. (b)                                        27,288
      1,479    Gildan Activewear, Inc. (b)                                      42,374
        364    UniFirst Corp.                                                   16,023
                                                                         _____________
                                                                               103,640
                                                                         _____________
               THRIFTS & MORTGAGE FINANCE - 0.5%
      1,823    New York Community Bancorp, Inc.                                 27,837
                                                                         _____________
               TRADING COMPANIES & DISTRIBUTORS - 1.2%
      2,024    Aircastle Ltd.                                                   15,889
        534    W.W. Grainger, Inc.                                              53,106
                                                                         _____________
                                                                                68,995
                                                                         _____________
               TRANSPORTATION INFRASTRUCTURE - 0.3%
      1,432    Macquarie Infrastructure Co. LLC (b)                             18,315
                                                                         _____________
               WIRELESS TELECOMMUNICATION SERVICES - 2.3%
      1,594    America Movil S.A.B de C.V., ADR                                 75,715
      1,273    Leap Wireless International, Inc. (b)                            16,524
        789    NII Holdings, Inc. (b)                                           25,658
      1,156    NTELOS Holdings Corp.                                            19,883
                                                                         _____________
                                                                               137,780
                                                                         _____________

               TOTAL COMMON STOCKS - 100.0%
               (Cost $6,111,567)                                             5,880,518

               MONEY MARKET FUND - 0.1%
      8,754    Morgan Stanley Institutional Treasury
                  Money Market Fund - 0.02% (c)
               (Cost $8,754)                                                     8,754
                                                                         _____________


               DESCRIPTION                                              VALUE
               ----------------------------------------------           --------------
               TOTAL INVESTMENTS - 100.1%                                $   5,889,272
               (Cost $6,120,321) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - (0.1)%                                          (5,829)
                                                                         _____________
               NET ASSETS - 100.0%                                       $   5,883,443
                                                                         =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at June 30, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $203,455 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $434,504.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS           LEVEL 1        LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*     $  5,880,518     $      -     $      -
Money Market Fund         8,754            -            -
                   ________________________________________
TOTAL INVESTMENTS  $  5,889,272     $      -     $      -
                   ========================================


 * See Portfolio of Investments for industry breakout.


Page 62             See Notes to Financial Statements





FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

   SHARES    DESCRIPTION                                        VALUE
---------    --------------------------------------             --------------
             COMMON STOCKS - 99.9%
             AEROSPACE & DEFENSE - 4.7%
   16,015    Boeing (The) Co.                                     $   1,004,941
   16,300    General Dynamics Corp.                                     954,528
   25,356    Honeywell International, Inc.                              989,645
   13,595    Lockheed Martin Corp.                                    1,012,828
   17,775    Northrop Grumman Corp.                                     967,671
   20,465    Raytheon Co.                                               990,301
   15,692    United Technologies Corp.                                1,018,568
                                                                  _____________
                                                                      6,938,482
                                                                  _____________
             AIR FREIGHT & LOGISTICS - 0.7%
   17,509    United Parcel Service, Inc., Class B                       996,087
                                                                  _____________
             BEVERAGES - 1.4%
   20,742    Coca-Cola (The) Co.                                      1,039,589
   17,003    PepsiCo, Inc.                                            1,036,333
                                                                  _____________
                                                                      2,075,922
                                                                  _____________
             CAPITAL MARKETS - 0.7%
   49,456    Federated Investors, Inc., Class B                       1,024,234
                                                                  _____________
             CHEMICALS - 3.3%
   15,299    Air Products and Chemicals, Inc.                           991,528
   28,414    E.I. du Pont de Nemours & Co.                              982,840
   23,638    International Flavors & Fragrances,
             Inc.                                                     1,002,724
   16,293    PPG Industries, Inc.                                       984,260
   14,240    Sherwin-Williams (The) Co.                                 985,266
                                                                  _____________
                                                                      4,946,618
                                                                  _____________
             COMMERCIAL BANKS - 5.4%
   21,832    Bank of Hawaii Corp.                                     1,055,577
   17,688    Bank of Montreal                                           960,105
   21,649    Bank of Nova Scotia                                        996,287
   14,790    Canadian Imperial Bank of Commerce                         920,382
   29,412    Commerce Bancshares, Inc.                                1,058,538
   20,098    Cullen/Frost Bankers, Inc.                               1,033,037
   20,274    Royal Bank of Canada                                       968,894
   15,123    Toronto-Dominion (The) Bank                                981,634
                                                                  _____________
                                                                      7,974,454
                                                                  _____________
             COMMERCIAL SERVICES & SUPPLIES - 1.4%
   31,506    Avery Dennison Corp.                                     1,012,288
   32,445    Waste Management, Inc.                                   1,015,204
                                                                  _____________
                                                                      2,027,492
                                                                  _____________
             COMMUNICATIONS EQUIPMENT - 0.7%
  125,119    Nokia Corp., ADR                                         1,019,720
                                                                  _____________
             COMPUTERS & PERIPHERALS - 0.7%
   37,139    Diebold, Inc.                                            1,012,038
                                                                  _____________
             CONTAINERS & PACKAGING - 1.4%
   37,330    Bemis Co., Inc.                                          1,007,910
   33,953    Sonoco Products Co.                                      1,034,887
                                                                  _____________
                                                                      2,042,797
                                                                  _____________


   SHARES    DESCRIPTION                                        VALUE
---------    --------------------------------------             --------------
             DISTRIBUTORS - 0.7%
   26,135    Genuine Parts Co.                                    $   1,031,026
                                                                  _____________
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
   42,788    AT&T, Inc.                                               1,035,042
   31,145    CenturyLink, Inc.                                        1,037,440
   18,085    Telefonica S.A., ADR                                     1,004,260
   37,458    Verizon Communications, Inc.                             1,049,573
                                                                  _____________
                                                                      4,126,315
                                                                  _____________
             ELECTRIC UTILITIES - 6.3%
   30,542    ALLETE, Inc.                                             1,045,758
   65,614    Duke Energy Corp.                                        1,049,824
   14,067    Entergy Corp.                                            1,007,479
   26,712    Exelon Corp.                                             1,014,255
   28,835    FirstEnergy Corp.                                        1,015,857
   20,961    NextEra Energy, Inc.                                     1,022,058
   27,064    Progress Energy, Inc.                                    1,061,450
   32,091    Southern Co.                                             1,067,988
   47,805    Westar Energy, Inc.                                      1,033,066
                                                                  _____________
                                                                      9,317,735
                                                                  _____________
             ELECTRICAL EQUIPMENT - 2.0%
   21,929    Cooper Industries PLC                                      964,876
   22,849    Emerson Electric Co.                                       998,273
   24,750    Hubbell, Inc., Class B                                     982,327
                                                                  _____________
                                                                      2,945,476
                                                                  _____________
             FOOD & STAPLES RETAILING - 1.4%
   35,250    Sysco Corp.                                              1,007,093
   21,335    Wal-Mart Stores, Inc.                                    1,025,573
                                                                  _____________
                                                                      2,032,666
                                                                  _____________
             FOOD PRODUCTS - 9.1%
   29,332    Campbell Soup Co.                                        1,050,965
   43,646    ConAgra Foods, Inc.                                      1,017,825
   28,683    General Mills, Inc.                                      1,018,820
   23,658    H. J. Heinz Co.                                          1,022,499
   22,071    Hershey (The) Co.                                        1,057,863
   25,985    Hormel Foods Corp.                                       1,051,873
   17,594    J. M. Smucker (The) Co.                                  1,059,511
   20,173    Kellogg Co.                                              1,014,702
   36,357    Kraft Foods, Inc., Class A                               1,017,996
   19,918    Lancaster Colony Corp.                                   1,062,824
   27,282    McCormick & Co., Inc.                                    1,035,625
   74,151    Sara Lee Corp.                                           1,045,529
   38,669    Unilever PLC, ADR                                        1,033,622
                                                                  _____________
                                                                     13,489,654
                                                                  _____________
             GAS UTILITIES - 6.3%
   28,646    AGL Resources, Inc.                                      1,026,100
   38,074    Atmos Energy Corp.                                       1,029,521
   21,223    National Fuel Gas Co.                                      973,711
   29,979    New Jersey Resources Corp.                               1,055,261
   23,803    Northwest Natural Gas Co.                                1,037,097
   40,571    Piedmont Natural Gas Co., Inc.                           1,026,446
   23,824    South Jersey Industries, Inc.                            1,023,479
   40,256    UGI Corp.                                                1,024,113


                    See Notes to Financial Statements             Page 63




FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   SHARES    DESCRIPTION                                        VALUE
---------    --------------------------------------             --------------
             COMMON STOCKS (CONTINUED)
             GAS UTILITIES (CONTINUED)
   31,048    WGL Holdings, Inc.                                   $   1,056,563
                                                                  _____________
                                                                      9,252,291
                                                                  _____________
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
   18,630    Teleflex, Inc.                                           1,011,236
                                                                  _____________
             HEALTH CARE PROVIDERS & SERVICES - 0.7%
   37,639    Owens & Minor, Inc.                                      1,068,195
                                                                  _____________
             HOTELS, RESTAURANTS & LEISURE - 1.4%
   15,568    McDonald's Corp.                                         1,025,464
   25,439    Yum! Brands, Inc.                                          993,139
                                                                  _____________
                                                                      2,018,603
                                                                  _____________
             HOUSEHOLD DURABLES - 1.3%
   48,358    Leggett & Platt, Inc.                                      970,062
   19,695    Stanley Black & Decker, Inc.                               994,991
                                                                  _____________
                                                                      1,965,053
                                                                  _____________
             HOUSEHOLD PRODUCTS - 2.9%
   16,783    Clorox (The) Co.                                         1,043,231
   13,412    Colgate-Palmolive Co.                                    1,056,329
   17,364    Kimberly-Clark Corp.                                     1,052,779
   17,816    Procter & Gamble (The) Co.                               1,068,604
                                                                  _____________
                                                                      4,220,943
                                                                  _____________
             INDUSTRIAL CONGLOMERATES - 0.7%
   13,361    3M Co.                                                   1,055,385
                                                                  _____________
             INSURANCE - 7.0%
   20,400    ACE Ltd.                                                 1,050,192
   42,175    Arthur J. Gallagher & Co.                                1,028,227
   20,636    Chubb (The) Corp.                                        1,032,006
   39,311    Cincinnati Financial Corp.                               1,016,976
   23,485    Erie Indemnity Co., Class A                              1,068,568
   14,496    Everest Re Group Ltd.                                    1,025,157
   25,409    Mercury General Corp.                                    1,052,949
   14,666    PartnerRe Ltd.                                           1,028,673
   19,893    RLI Corp.                                                1,044,581
   21,273    Travelers (The) Cos., Inc.                               1,047,695
                                                                  _____________
                                                                     10,395,024
                                                                  _____________
             IT SERVICES - 2.1%
   28,048    Accenture PLC, Class A                                   1,084,055
   26,104    Automatic Data Processing, Inc.                          1,050,947
   38,669    Paychex, Inc.                                            1,004,234
                                                                  _____________
                                                                      3,139,236
                                                                  _____________
             LEISURE EQUIPMENT & PRODUCTS - 0.7%
   25,788    Hasbro, Inc.                                             1,059,887
                                                                  _____________
             MACHINERY - 3.3%
   18,007    Deere & Co.                                              1,002,630
   23,500    Dover Corp.                                                982,065
   14,646    Eaton Corp.                                                958,434


   SHARES    DESCRIPTION                                        VALUE
---------    --------------------------------------             --------------
             MACHINERY (CONTINUED)
   23,592    Illinois Tool Works, Inc.                            $     973,878
   24,909    Snap-on, Inc.                                            1,019,027
                                                                  _____________
                                                                      4,936,034
                                                                  _____________
             MEDIA - 2.1%
   33,086    Interactive Data Corp.                                   1,104,411
   28,318    Thomson Reuters Corp.                                    1,014,634
   33,452    Time Warner, Inc.                                          967,097
                                                                  _____________
                                                                      3,086,142
                                                                  _____________
             MULTI-UTILITIES - 9.9%
   32,856    Alliant Energy Corp.                                     1,042,849
   53,438    Avista Corp.                                             1,043,644
   24,357    Consolidated Edison, Inc.                                1,049,787
   26,029    Dominion Resources, Inc.                                 1,008,363
   57,321    MDU Resources Group, Inc.                                1,033,498
   30,287    NSTAR                                                    1,060,045
   28,973    OGE Energy Corp.                                         1,059,253
   25,309    PG&E Corp.                                               1,040,200
   32,906    Public Service Enterprise
             Group, Inc.                                              1,030,945
   29,027    SCANA Corp.                                              1,038,006
   22,066    Sempra Energy                                            1,032,468
   45,355    Vectren Corp.                                            1,073,099
   21,231    Wisconsin Energy Corp.                                   1,077,261
   50,653    Xcel Energy, Inc.                                        1,043,958
                                                                  _____________
                                                                     14,633,376
                                                                  _____________
             OFFICE ELECTRONICS - 0.6%
   25,643    CANON, Inc., ADR                                           956,740
                                                                  _____________
             OIL, GAS & CONSUMABLE FUELS - 4.7%
   14,376    Chevron Corp.                                              975,555
   19,508    ConocoPhillips                                             957,648
   22,379    Enbridge, Inc.                                           1,042,861
   17,243    Exxon Mobil Corp.                                          984,058
   19,995    Royal Dutch Shell PLC, ADR                               1,004,149
   21,906    Total S.A., ADR                                            977,884
   30,237    TransCanada Corp.                                        1,010,823
                                                                  _____________
                                                                      6,952,978
                                                                  _____________
             PHARMACEUTICALS - 6.5%
   22,537    Abbott Laboratories                                      1,054,281
   42,788    Bristol-Myers Squibb Co.                                 1,067,133
   31,406    Eli Lilly & Co.                                          1,052,101
   30,924    GlaxoSmithKline PLC, ADR                                 1,051,725
   18,409    Johnson & Johnson                                        1,087,235
   30,995    Merck & Co., Inc.                                        1,083,895
   22,265    Novartis AG, ADR                                         1,075,845
   72,088    Pfizer, Inc.                                             1,027,975
   35,654    Sanofi-Aventis, ADR                                      1,071,759
                                                                  _____________
                                                                      9,571,949
                                                                  _____________
             REAL ESTATE INVESTMENT TRUSTS - 1.4%
   11,726    Public Storage                                           1,030,833


Page 64             See Notes to Financial Statements





FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   SHARES    DESCRIPTION                                        VALUE
---------    --------------------------------------             --------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS (CONTINUED))
   37,535    Washington Real Estate Investment
                Trust                                            $    1,035,590
                                                                 ______________
                                                                      2,066,423
                                                                 ______________
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
   51,370    Intel Corp.                                                999,147
                                                                 ______________
             SOFTWARE - 0.7%
   41,947    Microsoft Corp.                                            965,200
                                                                 ______________
             SPECIALTY RETAIL - 0.7%
   34,634    Home Depot (The), Inc.                                     972,176
                                                                 ______________
             TEXTILES, APPAREL & LUXURY GOODS - 0.7%
   13,854    VF Corp.                                                   986,128
                                                                 ______________
             THRIFTS & MORTGAGE FINANCE  - 0.7%
   31,397    Capitol Federal Financial                                1,041,125
                                                                 ______________
             TOBACCO - 0.7%
   20,554    Reynolds American, Inc.                                  1,071,275
                                                                 ______________
             WIRELESS TELECOMMUNICATION
                SERVICES - 0.7%
   51,201    Vodafone Group PLC, ADR                                  1,058,325
                                                                 ______________

             TOTAL INVESTMENTS - 99.9%                              147,483,587
             (Cost $136,102,669) (b)
             NET OTHER ASSETS AND
                LIABILITIES - 0.1%                                      182,632
                                                                 ______________
             NET ASSETS - 100.0%                                 $  147,666,219
                                                                 ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,725,232 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,344,314.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $147,483,587     $     -     $     -
                 ========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 65





FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

   SHARES      DESCRIPTION                                              VALUE
---------      --------------------------------------                   --------------
               COMMON STOCKS (b) - 100.0%
               AIR FREIGHT & LOGISTICS - 3.2%
    4,501      C.H. Robinson Worldwide, Inc.                             $     250,526
    6,884      Expeditors International of
                  Washington, Inc.                                             237,567
                                                                         _____________
                                                                               488,093
                                                                         _____________
               BIOTECHNOLOGY - 11.6%
    4,816      Amgen, Inc. (c)                                                 253,322
    5,332      Biogen Idec, Inc. (c)                                           253,003
    4,803      Celgene Corp. (c)                                               244,089
    4,441      Cephalon, Inc. (c)                                              252,027
    5,035      Genzyme Corp. (c)                                               255,627
    7,387      Gilead Sciences, Inc. (c)                                       253,226
    7,220      Vertex Pharmaceuticals, Inc. (c)                                237,538
                                                                         _____________
                                                                             1,748,832
                                                                         _____________
               CHEMICALS - 1.6%
    4,992      Sigma-Aldrich Corp.                                             248,751
                                                                         _____________
               COMMERCIAL SERVICES & SUPPLIES - 3.4%
   10,186      Cintas Corp.                                                    244,158
    4,063      Stericycle, Inc. (c)                                            266,452
                                                                         _____________
                                                                               510,610
                                                                         _____________
               CONSTRUCTION & ENGINEERING - 1.5%
   10,438      Foster Wheeler AG (c)                                           219,824
                                                                         _____________
               DIVERSIFIED CONSUMER SERVICES - 1.5%
    5,494      Apollo Group, Inc., Class A (c)                                 233,330
                                                                         _____________
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS - 3.2%
   39,562      Flextronics International Ltd. (c)                              221,547
    9,218      FLIR Systems, Inc. (c)                                          268,152
                                                                         _____________
                                                                               489,699
                                                                         _____________
               FOOD & STAPLES RETAILING - 1.7%
    4,567      Costco Wholesale Corp.                                          250,409
                                                                         _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
    8,381      DENTSPLY International, Inc.                                    250,676
   17,747      Hologic, Inc. (c)                                               247,216
      760      Intuitive Surgical, Inc. (c)                                    239,871
                                                                         _____________
                                                                               737,763
                                                                         _____________
               HEALTH CARE PROVIDERS & SERVICES - 4.9%
    5,111      Express Scripts, Inc. (c)                                       240,319
    4,712      Henry Schein, Inc. (c)                                          258,689
    8,646      Patterson Cos., Inc.                                            246,670
                                                                         _____________
                                                                               745,678
                                                                         _____________
               HOTELS, RESTAURANTS & LEISURE - 3.1%
    9,454      Starbucks Corp.                                                 229,732
    3,127      Wynn Resorts Ltd.                                               238,496
                                                                         _____________
                                                                               468,228
                                                                         _____________


   SHARES      DESCRIPTION                                              VALUE
---------      --------------------------------------                   --------------
               HOUSEHOLD DURABLES - 1.6%
    8,316      Garmin Ltd.                                               $     242,661
                                                                         _____________
               INTERNET & CATALOG RETAIL - 6.2%
    2,113      Amazon.com, Inc. (c)                                            230,866
   12,678      Expedia, Inc.                                                   238,093
   21,527      Liberty Media Corp. - Interactive,
                  Class A (c)                                                  226,033
    1,377      priceline.com, Inc. (c)                                         243,096
                                                                         _____________
                                                                               938,088
                                                                         _____________
               INTERNET SOFTWARE & SERVICES - 1.6%
   11,997      eBay, Inc. (c)                                                  235,261
                                                                         _____________
               IT SERVICES - 4.9%
    6,288      Automatic Data Processing, Inc.                                 253,155
    5,439      Fiserv, Inc. (c)                                                248,345
    9,384      Paychex, Inc.                                                   243,702
                                                                         _____________
                                                                               745,202
                                                                         _____________
               LEISURE EQUIPMENT & PRODUCTS - 1.7%
   11,816      Mattel, Inc.                                                    250,027
                                                                         _____________
               LIFE SCIENCES TOOLS & SERVICES - 5.0%
    5,973      Illumina, Inc. (c)                                              260,005
    5,153      Life Technologies Corp. (c)                                     243,479
   12,912      QIAGEN N.V. (c)                                                 248,169
                                                                         _____________
                                                                               751,653
                                                                         _____________
               MACHINERY - 3.2%
    4,778      Joy Global, Inc.                                                239,330
    6,091      PACCAR, Inc.                                                    242,848
                                                                         _____________
                                                                               482,178
                                                                         _____________
               MEDIA - 7.9%
   14,363      Comcast Corp., Class A                                          249,485
    7,103      DIRECTV, Class A (c)                                            240,934
   12,476      DISH Network Corp., Class A                                     226,439
   18,990      News Corp., Class A                                             227,120
   15,192      Virgin Media, Inc.                                              253,555
                                                                         _____________
                                                                             1,197,533
                                                                         _____________
               MULTILINE RETAIL - 1.5%
    3,505      Sears Holdings Corp. (c)                                        226,598
                                                                         _____________
               PHARMACEUTICALS - 4.9%
   14,270      Mylan, Inc. (c)                                                 243,161
    4,996      Teva Pharmaceutical Industries
                  Ltd., ADR                                                    259,742
   10,605      Warner Chilcott PLC, Class A (c)                                242,324
                                                                         _____________
                                                                               745,227
                                                                         _____________
               ROAD & RAIL - 1.6%
    7,596      J.B. Hunt Transport Services, Inc.                              248,161
                                                                         _____________
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT - 1.6%
    2,150      First Solar, Inc. (c)                                           244,735
                                                                         _____________


Page 66             See Notes to Financial Statements





FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

   SHARES      DESCRIPTION                                              VALUE
---------      --------------------------------------                   --------------
               COMMON STOCKS (b) (CONTINUED)
               SOFTWARE - 3.2%
   23,178      Activision Blizzard, Inc.                                 $     243,137
   16,585      Electronic Arts, Inc. (c)                                       238,824
                                                                         _____________
                                                                               481,961
                                                                         _____________
               SPECIALTY RETAIL - 8.0%
    6,251      Bed Bath & Beyond, Inc. (c)                                     231,787
    5,325      O'Reilly Automotive, Inc. (c)                                   253,257
    4,639      Ross Stores, Inc.                                               247,212
   12,095      Staples, Inc.                                                   230,410
    7,278      Urban Outfitters, Inc. (c)                                      250,291
                                                                         _____________
                                                                             1,212,957
                                                                         _____________
               TRADING COMPANIES & DISTRIBUTORS - 1.6%
    4,863      Fastenal Co.                                                    244,074
                                                                         _____________
               WIRELESS TELECOMMUNICATION SERVICES - 4.9%
    3,046      Millicom International Cellular S.A.                            246,939
    7,015      NII Holdings, Inc. (c)                                          228,128
   12,517      Vodafone Group PLC, ADR                                         258,726
                                                                         _____________
                                                                               733,793
                                                                         _____________

               TOTAL COMMON STOCKS - 100.0%
                 (Cost $16,268,667)                                         15,121,326

               MONEY MARKET FUND - 0.0%
      924      Morgan Stanley Institutional Treasury
                  Money Market Fund - 0.02% (d)
               (Cost $924)                                                         924
                                                                         _____________

               TOTAL INVESTMENTS - 100.0%                                   15,122,250
               (Cost $16,269,591) (e)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                                            (3,858)
                                                                         _____________
               NET ASSETS - 100.0%                                       $  15,118,392
                                                                         =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.
(c)  Non-income producing security.
(d)  Represents annualized 7-day yield at June 30, 2010.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $351,534 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,498,875.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS           LEVEL 1        LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*      $15,121,326     $      -     $      -
Money Market Fund           924            -            -
                   _________________________________________
TOTAL INVESTMENTS   $15,122,250     $      -     $      -
                   =========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 67





FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                               VALUE
-----------    --------------------------------------                    --------------
               COMMON STOCKS - 100.0%
               AEROSPACE & DEFENSE - 2.8%
     58,084    Hexcel Corp. (b)                                           $     900,883
                                                                          _____________
               AUTO COMPONENTS - 0.2%
     50,359    Ballard Power Systems, Inc. (b)                                   79,064
                                                                          _____________
               BIOTECHNOLOGY - 0.7%
     16,004    Metabolix, Inc. (b)                                              229,017
                                                                          _____________
               CHEMICALS - 2.0%
     24,752    STR Holdings, Inc. (b)                                           465,338
     20,597    Zoltek Cos., Inc. (b)                                            174,456
                                                                          _____________
                                                                                639,794
                                                                          _____________
               COMMERCIAL SERVICES & SUPPLIES - 1.5%
     14,737    EnerNOC, Inc. (b)                                                463,331
                                                                          _____________
               ELECTRICAL EQUIPMENT - 10.3%
     62,459    A123 Systems, Inc. (b)                                           588,988
     41,056    Advanced Battery Technologies,
                  Inc. (b)                                                      134,664
     26,848    American Superconductor Corp. (b)                                716,573
     28,027    Baldor Electric Co.                                            1,011,214
     63,907    Broadwind Energy, Inc. (b)                                       178,940
    143,946    Capstone Turbine Corp. (b)                                       141,067
     75,233    Ener1, Inc. (b)                                                  254,288
     51,043    FuelCell Energy, Inc. (b)                                         60,231
     42,690    Satcon Technology Corp. (b)                                      122,093
     21,578    UQM Technologies, Inc. (b)                                        73,149
                                                                          _____________
                                                                              3,281,207
                                                                          _____________
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS - 11.7%
     96,826    AVX Corp.                                                      1,241,309
     15,050    Comverge, Inc. (b)                                               134,848
     24,712    Echelon Corp. (b)                                                181,139
     20,292    Itron, Inc. (b)                                                1,254,451
     15,814    Maxwell Technologies, Inc. (b)                                   180,280
     52,917    Power-One, Inc. (b)                                              357,190
     22,535    Universal Display Corp. (b)                                      405,179
                                                                          _____________
                                                                              3,754,396
                                                                          _____________
               INDEPENDENT POWER PRODUCERS &
                  ENERGY TRADERS - 2.4%
     27,195    Ormat Technologies, Inc.                                         769,347
                                                                          _____________
               MACHINERY - 1.3%
     15,831    ESCO Technologies, Inc.                                          407,648
                                                                          _____________
               OIL, GAS & CONSUMABLE FUELS - 0.6%
     18,768    Green Plains Renewable Energy,
                  Inc. (b)                                                      191,809
                                                                          _____________
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT - 66.5%
      5,179    Aixtron AG, ADR                                                  123,416
     25,569    Canadian Solar, Inc. (b)                                         250,065
     40,761    Cree, Inc. (b)                                                 2,446,883
     27,394    Energy Conversion Devices, Inc. (b)                              112,315


     SHARES    DESCRIPTION                                               VALUE
-----------    --------------------------------------                    --------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT (CONTINUED)
    124,536    Evergreen Solar, Inc. (b)                                  $      84,934
     75,189    Fairchild Semiconductor
                  International, Inc., Class A (b)                              632,339
     24,077    First Solar, Inc. (b)                                          2,740,685
     86,088    GT Solar International, Inc. (b)                                 482,093
     42,304    International Rectifier Corp. (b)                                787,277
     18,754    IXYS Corp. (b)                                                   165,785
     78,683    JA Solar Holdings Co., Ltd., ADR (b)                             365,876
     54,434    LDK Solar Co., Ltd., ADR (b)                                     281,424
     96,757    Linear Technology Corp.                                        2,690,812
    119,177    MEMC Electronic Materials, Inc. (b)                            1,177,469
     49,689    Microsemi Corp. (b)                                              726,950
    139,213    National Semiconductor Corp.                                   1,873,807
     21,253    O2Micro International Ltd., ADR (b)                              126,243
    251,280    ON Semiconductor Corp. (b)                                     1,603,166
     16,753    Power Integrations, Inc.                                         539,363
     28,292    Renesola Ltd., ADR (b)                                           168,903
     13,499    Rubicon Technology, Inc. (b)                                     402,135
     24,931    Solarfun Power Holdings Co., Ltd.,
                  ADR (b)                                                       168,783
     33,175    SunPower Corp., Class A (b)                                      401,418
     76,951    Suntech Power Holdings Co., Ltd.,
                  ADR (b)                                                       705,641
     42,372    Trina Solar Ltd., ADR (b)                                        732,188
     24,268    Veeco Instruments, Inc. (b)                                      831,907
     63,067    Yingli Green Energy Holding Co.,
                  Ltd., ADR (b)                                                 642,022
                                                                          _____________
                                                                             21,263,899
                                                                          _____________

               TOTAL INVESTMENTS - 100.0%                                    31,980,395
               (Cost $35,711,110) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                                              8,757
                                                                          _____________
               NET ASSETS - 100.0%                                        $  31,989,152
                                                                          =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,058,979 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,789,694.
ADR - American Depositary Receipt.


Page 68             See Notes to Financial Statements





FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1       LEVEL 2     LEVEL 3
-----------------------------------------------------------
Common Stocks*    $31,980,395     $      -     $      -
                 ==========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 69





FIRST TRUST S&P REIT INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                VALUE
-----------    --------------------------------------     ---------------
               COMMON STOCKS (b) - 99.8%
               DIVERSIFIED REITS - 8.3%
     13,112    CapLease, Inc.                              $      60,446
     16,070    Colonial Properties Trust                         233,497
     23,328    Cousins Properties, Inc.                          157,231
      1,959    Gladstone Commercial Corp.                         32,010
     17,201    Investors Real Estate Trust                       151,885
     25,967    Liberty Property Trust                            749,148
      4,156    PS Business Parks, Inc.                           231,822
     36,290    Vornado Realty Trust                            2,647,356
     13,929    Washington Real Estate Investment
                  Trust                                          384,301
      3,974    Winthrop Realty Trust, Inc.                        50,907
                                                           _____________
                                                               4,698,603
                                                           _____________
               INDUSTRIAL REITS - 5.4%
     38,561    AMB Property Corp.                                914,281
     47,786    DCT Industrial Trust, Inc.                        215,993
     13,100    DuPont Fabros Technology, Inc.                    321,736
      6,177    EastGroup Properties, Inc.                        219,778
     12,910    First Industrial Realty Trust, Inc. (c)            62,226
      8,500    First Potomac Realty Trust                        122,145
      7,545    Monmouth Real Estate Investment
                  Corp., Class A                                  55,758
    109,279    ProLogis                                        1,106,996
                                                           _____________
                                                               3,018,913
                                                           _____________
               OFFICE REITS - 16.6%
     10,157    Alexandria Real Estate Equities, Inc.             643,649
     26,033    BioMed Realty Trust, Inc.                         418,871
     31,876    Boston Properties, Inc.                         2,274,034
     30,126    Brandywine Realty Trust                           323,855
     13,512    Corporate Office Properties Trust                 510,213
     17,926    Digital Realty Trust, Inc.                      1,033,972
     28,027    Douglas Emmett, Inc.                              398,544
     56,709    Duke Realty Corp.                                 643,647
     15,530    Franklin Street Properties Corp.                  183,409
     16,416    Highwoods Properties, Inc.                        455,708
     58,209    HRPT Properties Trust                             361,478
     11,991    Kilroy Realty Corp.                               356,493
     25,762    Lexington Realty Trust                            154,830
     18,181    Mack-Cali Realty Corp.                            540,521
      4,421    Mission West Properties, Inc.                      30,151
      4,946    Parkway Properties, Inc.                           72,063
     17,877    SL Green Realty Corp.                             983,950
                                                           _____________
                                                               9,385,388
                                                           _____________
               RESIDENTIAL REITS - 16.8%
     11,991    American Campus Communities, Inc.                 327,234
     26,790    Apartment Investment &
                  Management Co., Class A                        518,922
      7,235    Associated Estates Realty Corp.                    93,693
     19,028    AvalonBay Communities, Inc.                     1,776,644
     14,259    BRE Properties, Inc.                              526,585
     15,099    Camden Property Trust                             616,794
     13,004    Education Realty Trust, Inc.                       78,414
      6,989    Equity Lifestyle Properties, Inc.                 337,080
     64,877    Equity Residential                              2,701,478


     SHARES    DESCRIPTION                                VALUE
-----------    --------------------------------------     ---------------
               RESIDENTIAL REITS (CONTINUED)
      6,902    Essex Property Trust, Inc.                  $     673,221
      8,332    Home Properties, Inc.                             375,523
      6,903    Mid-America Apartment
                  Communities, Inc.                              355,297
     11,145    Post Properties, Inc.                             253,326
      3,843    Sun Communities, Inc.                              99,764
     37,185    UDR, Inc.                                         711,349
                                                           _____________
                                                               9,445,324
                                                           _____________
               RETAIL REITS - 24.7%
      9,199    Acadia Realty Trust                               154,727
      2,191    Agree Realty Corp.                                 51,094
        468    Alexander's, Inc.                                 141,767
     31,657    CBL & Associates Properties, Inc.                 393,813
     12,621    Cedar Shopping Centers, Inc.                       75,978
     50,460    Developers Diversified Realty Corp.               499,554
      8,059    Equity One, Inc.                                  125,720
     14,068    Federal Realty Investment Trust                   988,558
      5,100    Getty Realty Corp.                                114,291
     15,803    Glimcher Realty Trust                              94,502
     16,463    Inland Real Estate Corp.                          130,387
     93,007    Kimco Realty Corp.                              1,250,014
     14,493    Kite Realty Group Trust                            60,581
     29,748    Macerich (The) Co.                              1,110,195
     19,103    National Retail Properties, Inc.                  409,568
     11,286    Pennsylvania Real Estate Investment
                  Trust                                          137,915
      8,493    Ramco-Gershenson Properties Trust                  85,779
     23,956    Realty Income Corp.                               726,586
     18,755    Regency Centers Corp.                             645,172
      2,885    Saul Centers, Inc.                                117,218
     67,111    Simon Property Group, Inc.                      5,419,213
      9,280    Tanger Factory Outlet Centers, Inc.               384,006
      7,134    Taubman Centers, Inc.                             268,452
      4,964    Urstadt Biddle Properties, Inc.,
                  Class A                                         80,069
     23,979    Weingarten Realty Investors                       456,800
                                                           _____________
                                                              13,921,959
                                                           _____________
               SPECIALIZED REITS - 28.0%
     10,259    Ashford Hospitality Trust (c)                      75,199
     11,305    Cogdell Spencer, Inc.                              76,422
     35,381    DiamondRock Hospitality Co. (c)                   290,832
     10,659    Entertainment Properties Trust                    405,788
     19,996    Extra Space Storage, Inc.                         277,944
     15,002    FelCor Lodging Trust, Inc. (c)                     74,860
     67,404    HCP, Inc.                                       2,173,779
     28,458    Health Care REIT, Inc.                          1,198,651
     14,284    Healthcare Realty Trust, Inc.                     313,820
     26,435    Hersha Hospitality Trust                          119,486
     28,293    Hospitality Properties Trust                      596,982
    150,924    Host Hotels & Resorts, Inc.                     2,034,456
     16,006    LaSalle Hotel Properties                          329,243
      5,456    LTC Properties, Inc.                              132,417
     25,501    Medical Properties Trust, Inc.                    240,730
      6,344    National Health Investors, Inc.                   244,625
     27,469    Nationwide Health Properties, Inc.                982,566


Page 70             See Notes to Financial Statements





FIRST TRUST S&P REIT INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                VALUE
-----------    --------------------------------------     ---------------
               COMMON STOCKS (b) (CONTINUED)
               SPECIALIZED REITS (CONTINUED)
     21,321    OMEGA Healthcare Investors, Inc.            $     424,928
     31,154    Public Storage                                  2,738,748
     29,213    Senior Housing Properties Trust                   587,473
      6,324    Sovran Self Storage, Inc.                         217,735
     32,417    Strategic Hotels & Resorts, Inc. (c)              142,311
     22,590    Sunstone Hotel Investors, Inc. (c)                224,319
      2,773    Universal Health Realty Income Trust               89,097
     17,999    U-Store-It Trust                                  134,273
     35,968    Ventas, Inc.                                    1,688,698
                                                           _____________
                                                              15,815,382
                                                           _____________

               TOTAL INVESTMENTS - 99.8%
               (Cost $56,603,842) (d)                         56,285,569
               NET OTHER ASSETS AND
                  LIABILITIES - 0.2%                              91,268
                                                           _____________
               NET ASSETS - 100.0%                         $  56,376,837
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) The industry classification is based upon Standard & Poor's Global Industry Classification Standard (GICS) Sub-Industry.
(c)  Non-income producing security.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,433,619 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,751,892.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $56,285,569     $      -     $      -
               ==========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 71





FIRST TRUST ISE WATER INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

       SHARES    DESCRIPTION                                              VALUE
-------------    --------------------------------------                   ---------------
                 COMMON STOCKS - 99.9%
                 AEROSPACE & DEFENSE - 4.0%
       33,973    ITT Corp.                                                 $   1,526,067
                                                                           _____________
                 CHEMICALS - 10.6%
       15,057    Arch Chemicals, Inc.                                            462,852
       22,454    Ashland, Inc.                                                 1,042,315
       82,969    Calgon Carbon Corp. (b)                                       1,098,509
       72,871    Nalco Holding Co.                                             1,490,941
                                                                           _____________
                                                                               4,094,617
                                                                           _____________
                 COMMERCIAL SERVICES & SUPPLIES - 3.4%
       66,191    Tetra Tech, Inc. (b)                                          1,298,006
                                                                           _____________
                 CONSTRUCTION & ENGINEERING - 5.4%
       20,180    Aecom Technology Corp. (b)                                      465,351
       18,962    Layne Christensen Co. (b)                                       460,208
       61,957    Northwest Pipe Co. (b)                                        1,177,183
                                                                           _____________
                                                                               2,102,742
                                                                           _____________
                 DIVERSIFIED FINANCIAL SERVICES - 1.3%
       16,271    PICO Holdings, Inc. (b)                                         487,642
                                                                           _____________
                 ELECTRICAL EQUIPMENT - 4.0%
       26,681    Franklin Electric Co., Inc.                                     768,946
       13,629    Roper Industries, Inc.                                          762,679
                                                                           _____________
                                                                               1,531,625
                                                                           _____________
                 ELECTRONIC EQUIPMENT, INSTRUMENTS
                    & COMPONENTS - 1.9%
       12,062    Itron, Inc. (b)                                                 745,673
                                                                           _____________
                 HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
        7,686    IDEXX Laboratories, Inc. (b)                                    468,077
                                                                           _____________
                 LIFE SCIENCES TOOLS & SERVICES - 3.1%
       11,169    Millipore Corp. (b)                                           1,191,174
                                                                           _____________
                 MACHINERY - 37.6%
       19,468    Badger Meter, Inc.                                              753,217
       35,338    Danaher Corp.                                                 1,311,746
      488,793    Energy Recovery, Inc. (b)                                     1,955,172
      549,409    Flow International Corp. (b)                                  1,296,605
        8,787    Flowserve Corp.                                                 745,138
       25,747    IDEX Corp.                                                      735,592
       45,130    Lindsay Corp.                                                 1,430,170
       30,822    Mueller Industries, Inc.                                        758,221
      355,500    Mueller Water Products, Inc., Class A                         1,318,905
       21,578    Pall Corp.                                                      741,636
       47,449    Pentair, Inc.                                                 1,527,858
        6,312    Valmont Industries, Inc.                                        458,630
       50,834    Watts Water Technologies, Inc.,
                    Class A                                                    1,456,902
                                                                           _____________
                                                                              14,489,792
                                                                           _____________
                 METALS & MINING - 1.8%
       29,726    AMCOL International Corp.                                       698,561
                                                                           _____________


       SHARES    DESCRIPTION                                              VALUE
-------------    --------------------------------------                   ---------------
                 MULTI-UTILITIES - 2.8%
       46,577    Veolia Environment, ADR                                   $   1,088,504
                                                                           _____________
                 WATER UTILITIES - 22.8%
       24,305    American States Water Co.                                       805,468
       79,034    American Water Works Co., Inc.                                1,628,100
       93,172    Aqua America, Inc.                                            1,647,281
       45,505    California Water Service Group                                1,624,528
       40,618    Companhia de Saneamento Basico
                    do Estado de Sao Paulo, ADR (b)                            1,679,149
      133,912    Southwest Water Co.                                           1,403,398
                                                                           _____________
                                                                               8,787,924
                                                                           _____________

                 TOTAL INVESTMENTS - 99.9%                                    38,510,404
                 (Cost $43,661,586) (c)
                 NET OTHER ASSETS AND
                    LIABILITIES - 0.1%                                            28,529
                                                                           _____________
                 NET ASSETS - 100.0%                                       $  38,538,933
                                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,186,526 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,337,708.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $38,510,404     $      -     $      -
               ==========================================


 * See Portfolio of Investments for industry breakout.


Page 72             See Notes to Financial Statements





FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES   DESCRIPTION                      VALUE
-----------   -----------------------------    ---------------
              COMMON STOCKS - 102.1%
              GAS UTILITIES - 3.6%
    303,313   Questar Corp.                    $   13,797,708
                                               ______________
              OIL, GAS & CONSUMABLE FUELS
                 - 98.5%
    346,932   Anadarko Petroleum Corp.             12,520,776
    154,837   Apache Corp.                         13,035,727
    391,723   Cabot Oil & Gas Corp.                12,268,764
    588,381   Chesapeake Energy Corp.              12,326,582
    183,031   Cimarex Energy Co.                   13,101,359
 11,427,942   Compton Petroleum Corp. (b)           6,399,647
    212,698   Devon Energy Corp.                   12,957,562
    432,381   EnCana Corp.                         13,118,440
    791,373   EXCO Resources, Inc.                 11,561,960
    469,466   Exxon Mobil Corp.                    26,792,425
    463,053   Forest Oil Corp. (b)                 12,669,130
  2,065,243   GMX Resources, Inc. (b)              13,403,427
    971,707   Goodrich Petroleum Corp. (b)         11,660,484
    271,241   Hess Corp.                           13,654,272
    267,192   Murphy Oil Corp.                     13,239,364
    266,549   Newfield Exploration Co. (b)         13,023,584
    226,600   Noble Energy, Inc.                   13,670,778
    696,004   Petrohawk Energy Corp. (b)           11,811,188
  1,959,190   PetroQuest Energy, Inc. (b)          13,244,124
    302,468   Range Resources Corp.                12,144,090
    276,672   Royal Dutch Shell PLC, ADR           13,894,468
    311,175   SM Energy Co.                        12,496,788
    330,182   Southwestern Energy Co. (b)          12,758,232
    693,337   Statoilhydro ASA, ADR                13,277,404
  1,073,929   Stone Energy Corp. (b)               11,985,048
    443,231   Suncor Energy, Inc.                  13,048,721
    848,341   Talisman Energy, Inc.                12,877,816
    307,742   Total S.A., ADR                      13,737,603
    293,598   Ultra Petroleum Corp. (b)            12,991,711
                                               ______________
                                                  379,671,474
                                               ______________

              TOTAL INVESTMENTS - 102.1%          393,469,182
              (Cost $447,096,510) (c)
              NET OTHER ASSETS AND
                 LIABILITIES - (2.1)%              (7,964,489)
                                               ______________
              NET ASSETS - 100.0%              $  385,504,693
                                               ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,548,678 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $62,176,006.

ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
------------------------------------------------------------
Common Stocks*     $393,469,182     $     -     $     -
                 ===========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 73





FIRST TRUST ISE CHINDIA INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                             VALUE
-----------    --------------------------------------                  ---------------
               COMMON STOCKS - 99.9%
               AUTO COMPONENTS - 0.7%
     50,051    China Automotive Systems, Inc. (b)                       $     880,898
                                                                        _____________
               COMMERCIAL BANKS - 14.0%
     61,918    HDFC Bank Ltd., ADR                                          8,852,416
    246,177    ICICI Bank Ltd., ADR                                         8,896,837
                                                                        _____________
                                                                           17,749,253
                                                                        _____________
               COMMERCIAL SERVICES & SUPPLIES - 0.7%
     71,323    Rino International Corp. (b)                                   892,251
                                                                        _____________
               DIVERSIFIED CONSUMER SERVICES - 0.7%
      9,541    New Oriental Education &
                  Technology Group, Inc., ADR (b)                             889,126
                                                                        _____________
               DIVERSIFIED TELECOMMUNICATION SERVICES - 2.9%
     18,348    China Telecom Corp., Ltd., ADR                                 879,236
    210,894    China Unicom (Hong Kong)
                  Ltd., ADR                                                 2,804,890
                                                                        _____________
                                                                            3,684,126
                                                                        _____________
               ELECTRICAL EQUIPMENT - 0.7%
     49,357    Harbin Electric, Inc. (b)                                      821,794
                                                                        _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
     28,866    Mindray Medical International
                  Ltd., ADR                                                   906,970
                                                                        _____________
               HOTELS, RESTAURANTS & LEISURE - 5.4%
    135,809    Ctrip.com International Ltd.,
                  ADR (b)                                                   5,100,986
     22,598    Home Inns & Hotels Management,
                   Inc., ADR (b)                                              882,226
    213,631    Melco Crown Entertainment Ltd.,
                  ADR (b)                                                     798,980
                                                                        _____________
                                                                            6,782,192
                                                                        _____________
               INDEPENDENT POWER PRODUCERS &
                  ENERGY TRADERS - 0.7%
     40,132    Huaneng Power International,
                  Inc., ADR                                                   944,306
                                                                        _____________
               INSURANCE - 4.6%
     77,150    China Life Insurance Co., Ltd., ADR                          5,030,180
     32,783    CNinsure, Inc., ADR                                            850,391
                                                                        _____________
                                                                            5,880,571
                                                                        _____________
               INTERNET SOFTWARE & SERVICES - 10.0%
    123,614    Baidu, Inc., ADR (b)                                         8,415,641
     29,077    NetEase.com, Inc., ADR (b)                                     922,032
     69,480    SINA Corp. (b)                                               2,449,865
     20,182    Sohu.com, Inc. (b)                                             829,278
                                                                        _____________
                                                                           12,616,816
                                                                        _____________


     SHARES    DESCRIPTION                                             VALUE
-----------    --------------------------------------                  ---------------
               IT SERVICES - 15.0%
    151,526    Infosys Technologies Ltd., ADR                           $   9,077,922
    100,153    Patni Computer Systems Ltd., ADR                             2,286,493
    508,478    Satyam Computer Services Ltd.,
                  ADR (b)                                                   2,613,577
    415,521    Wipro Ltd., ADR                                              4,986,252
                                                                        _____________
                                                                           18,964,244
                                                                        _____________
               LIFE SCIENCES TOOLS & SERVICES - 0.7%
     51,751    WuXi PharmaTech Cayman, Inc.,
                  ADR (b)                                                     825,946
                                                                        _____________
               MACHINERY - 4.1%
    298,654    Tata Motors Ltd., ADR                                        5,133,862
                                                                        _____________
               MEDIA - 0.7%
     54,162    Focus Media Holding Ltd., ADR (b)                              841,136
                                                                        _____________
               METALS & MINING - 4.8%
     44,244    Aluminum Corp. of China Ltd.,
                  ADR (b)                                                     825,593
    372,885    Sterlite Industries (India) Ltd., ADR                        5,309,882
                                                                        _____________
                                                                            6,135,475
                                                                        _____________
               OIL, GAS & CONSUMABLE FUELS - 13.7%
     32,509    China Petroleum & Chemical
                  Corp., ADR                                                2,617,300
     30,742    CNOOC Ltd., ADR                                              5,231,366
     79,896    PetroChina Co., Ltd., ADR                                    8,766,988
     39,787    Yanzhou Coal Mining Co., Ltd., ADR                             761,921
                                                                        _____________
                                                                           17,377,575
                                                                        _____________
               PHARMACEUTICALS - 2.0%
     82,016    Dr. Reddy's Laboratories Ltd., ADR                           2,530,194
                                                                        _____________
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
     61,718    E-House China Holdings Ltd., ADR                               914,044
                                                                        _____________
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT - 4.6%
    184,640    JA Solar Holdings Co., Ltd., ADR (b)                           858,576
    155,984    LDK Solar Co., Ltd., ADR (b)                                   806,437
    151,967    Renesola Ltd., ADR (b)                                         907,243
    109,053    Solarfun Power Holdings Co., Ltd.,
                  ADR (b)                                                     738,289
     89,246    Suntech Power Holdings Co., Ltd.,
                  ADR (b)                                                     818,386
     47,654    Trina Solar Ltd., ADR (b)                                      823,461
     86,120    Yingli Green Energy Holding Co.,
                  Ltd., ADR (b)                                               876,702
                                                                        _____________
                                                                            5,829,094
                                                                        _____________

               SOFTWARE - 5.5%
     43,545    AsiaInfo Holdings, Inc. (b)                                    951,894
     30,153    Changyou.com Ltd., ADR (b)                                     779,757
    123,354    Giant Interactive Group, Inc., ADR                             848,675
     28,166    Longtop Financial Technologies
                  Ltd., ADR (b)                                               912,578
     34,509    Perfect World Co., Ltd., ADR (b)                               759,543


                    See Notes to Financial Statements             Page 74





FIRST TRUST ISE CHINDIA INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                             VALUE
-----------    --------------------------------------                  ---------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
    167,828    Shanda Games Ltd., ADR (b)                              $      975,081
     20,771    Shanda Interactive Entertainment
                   Ltd., ADR (b)                                              823,986
     41,023    VanceInfo Technologies, Inc.,
                  ADR (b)                                                     955,015
                                                                       ______________
                                                                            7,006,529
                                                                       ______________
               WIRELESS TELECOMMUNICATION SERVICES - 7.0%
    180,067    China Mobile Ltd., ADR                                       8,897,110
                                                                       ______________

               TOTAL INVESTMENTS - 99.9%                                  126,503,512
               (Cost $126,534,669) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.1%                                           68,341
                                                                       ______________
               NET ASSETS - 100.0%                                     $  126,571,853
                                                                       ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,018,965 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,050,122.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
------------------------------------------------------------
Common Stocks*     $126,503,512     $     -     $     -
                 ===========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 75





FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------                   ---------------
               COMMON STOCKS - 100.1%
               AIR FREIGHT & LOGISTICS - 1.0%
     11,558    Atlas Air Worldwide Holdings,
                  Inc. (b)                                               $     549,005
                                                                         _____________
               AIRLINES - 0.9%
     11,681    Alaska Air Group, Inc. (b)                                      525,061
                                                                         _____________
               BEVERAGES - 1.0%
      8,299    Boston Beer (The) Co., Inc.,
                  Class A (b)                                                  559,768
                                                                         _____________
               BUILDING PRODUCTS - 1.0%
     18,104    Owens Corning, Inc. (b)                                         541,491
                                                                         _____________
               CHEMICALS - 3.8%
     14,060    Albemarle Corp.                                                 558,322
     10,638    Ashland, Inc.                                                   493,816
     21,491    Cabot Corp.                                                     518,148
      6,693    Lubrizol (The) Corp.                                            537,515
                                                                         _____________
                                                                             2,107,801
                                                                         _____________
               COMMERCIAL BANKS - 1.1%
     45,051    Investors Bancorp, Inc. (b)                                     591,069
                                                                         _____________
               COMMUNICATIONS EQUIPMENT - 3.0%
     20,668    Acme Packet, Inc. (b)                                           555,556
      8,140    F5 Networks, Inc. (b)                                           558,160
     87,428    Tellabs, Inc.                                                   558,665
                                                                         _____________
                                                                             1,672,381
                                                                         _____________
               COMPUTERS & PERIPHERALS - 3.9%
      2,235    Apple, Inc. (b)                                                 562,170
     15,807    Lexmark International, Inc.,
                  Class A (b)                                                  522,105
     14,906    NetApp, Inc. (b)                                                556,143
     12,576    SanDisk Corp. (b)                                               529,072
                                                                         _____________
                                                                             2,169,490
                                                                         _____________
               CONSUMER FINANCE - 1.1%
     31,948    EZCORP, Inc., Class A (b)                                       592,635
                                                                         _____________
               DIVERSIFIED CONSUMER SERVICES - 1.0%
     12,756    Coinstar, Inc. (b)                                              548,125
                                                                         _____________
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
     34,247    tw telecom, Inc. (b)                                            571,240
                                                                         _____________
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS - 4.1%
      9,040    Dolby Laboratories, Inc., Class A (b)                           566,718
     71,410    Keithley Instruments, Inc.                                      630,550
     80,766    Power-One, Inc. (b)                                             545,171
     38,976    Sanmina-SCI Corp. (b)                                           530,463
                                                                         _____________
                                                                             2,272,902
                                                                         _____________
               FOOD & STAPLES RETAILING - 2.0%
     18,692    United Natural Foods, Inc. (b)                                  558,517
     15,369    Whole Foods Market, Inc. (b)                                    553,591
                                                                         _____________
                                                                             1,112,108
                                                                         _____________


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------                   ---------------
               FOOD PRODUCTS - 3.2%
     15,679    Diamond Foods, Inc.                                       $     644,407
     11,747    Sanderson Farms, Inc.                                           596,043
     33,341    Tyson Foods, Inc., Class A                                      546,459
                                                                         _____________
                                                                             1,786,909
                                                                         _____________
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
     10,976    Edwards Lifesciences Corp. (b)                                  614,876
      1,720    Intuitive Surgical, Inc. (b)                                    542,866
      9,492    ResMed, Inc. (b)                                                577,208
     13,012    Thoratec Corp. (b)                                              556,003
                                                                         _____________
                                                                             2,290,953
                                                                         _____________
               HEALTH CARE PROVIDERS & SERVICES - 2.1%
     18,635    AmerisourceBergen Corp.                                         591,661
     11,683    Express Scripts, Inc. (b)                                       549,335
                                                                         _____________
                                                                             1,140,996
                                                                         _____________
               HOTELS, RESTAURANTS & LEISURE - 7.0%
     24,078    BJ's Restaurants, Inc. (b)                                      568,241
      3,985    Chipotle Mexican Grill, Inc.,
                  Class A (b)                                                  545,188
     12,304    Cracker Barrel Old Country Store, Inc.                          572,874
     48,878    Domino's Pizza, Inc. (b)                                        552,322
      7,331    Panera Bread Co., Class A (b)                                   551,951
     21,561    Starbucks Corp.                                                 523,932
     42,484    Texas Roadhouse, Inc. (b)                                       536,148
                                                                         _____________
                                                                             3,850,656
                                                                         _____________
               HOUSEHOLD DURABLES - 0.9%
     16,879    Tempur-Pedic International, Inc. (b)                            519,029
                                                                         _____________
               INDUSTRIAL CONGLOMERATES - 1.0%
     20,992    Standex International Corp.                                     532,147
                                                                         _____________
               INTERNET & CATALOG RETAIL - 1.9%
      5,077    Netflix, Inc. (b)                                               551,616
     28,920    Overstock.com, Inc. (b)                                         522,584
                                                                         _____________
                                                                             1,074,200
                                                                         _____________
               INTERNET SOFTWARE & SERVICES - 2.0%
     13,345    Akamai Technologies, Inc. (b)                                   541,406
      7,911    Baidu, Inc., ADR (b)                                            538,581
                                                                         _____________
                                                                             1,079,987
                                                                         _____________
               IT SERVICES - 1.0%
     11,326    Cognizant Technology Solutions
                  Corp., Class A (b)                                           566,980
                                                                         _____________
               LEISURE EQUIPMENT & PRODUCTS - 1.1%
     14,313    Hasbro, Inc.                                                    588,264
                                                                         _____________
               LIFE SCIENCES TOOLS & SERVICES - 2.0%
     44,520    Bruker Corp. (b)                                                541,363
     26,018    PAREXEL International Corp. (b)                                 564,070
                                                                         _____________
                                                                             1,105,433
                                                                         _____________


Page 76             See Notes to Financial Statements





FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------                   ---------------
               COMMON STOCKS (CONTINUED)
               MACHINERY - 1.0%
      9,634    Nordson Corp.                                             $     540,275
                                                                         _____________
               MEDIA - 2.9%
     38,676    Cinemark Holdings, Inc.                                         508,589
     16,157    DIRECTV, Class A (b)                                            548,046
     16,520    Valassis Communications, Inc. (b)                               524,014
                                                                         _____________
                                                                             1,580,649
                                                                         _____________
               MULTILINE RETAIL - 3.0%
     17,613    Big Lots, Inc. (b)                                              565,201
     23,281    Dillard's, Inc., Class A                                        500,542
     14,373    Dollar Tree, Inc. (b)                                           598,348
                                                                         _____________
                                                                             1,664,091
                                                                         _____________
               PERSONAL PRODUCTS - 1.0%
     22,359    Nu Skin Enterprises, Inc., Class A                              557,410
                                                                         _____________
               PHARMACEUTICALS - 2.3%
     10,074    Perrigo Co.                                                     595,071
     12,881    Valeant Pharmaceuticals
                  International (b)                                            673,548
                                                                         _____________
                                                                             1,268,619
                                                                         _____________
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT - 6.7%
     35,062    Cirrus Logic, Inc. (b)                                          554,330
      8,913    Cree, Inc. (b)                                                  535,047
    125,598    FSI International, Inc. (b)                                     526,256
    122,293    Lattice Semiconductor Corp. (b)                                 530,752
     52,533    Micrel, Inc.                                                    534,786
     52,080    Teradyne, Inc. (b)                                              507,780
     14,807    Veeco Instruments, Inc. (b)                                     507,584
                                                                         _____________
                                                                             3,696,535
                                                                         _____________
               SOFTWARE - 2.1%
     40,709    Renaissance Learning, Inc.                                      598,015
     29,369    Synchronoss Technologies, Inc. (b)                              557,130
                                                                         _____________
                                                                             1,155,145
                                                                         _____________
               SPECIALTY RETAIL - 20.3%
     11,767    Advance Auto Parts, Inc.                                        590,468
      3,101    AutoZone, Inc. (b)                                              599,175
     14,628    Bed Bath & Beyond, Inc. (b)                                     542,406
     12,978    Children's Place Retail Stores
                  (The), Inc. (b)                                              571,292
     17,516    Citi Trends, Inc. (b)                                           576,977
     23,776    Dress Barn (The), Inc. (b)                                      566,107
     24,468    DSW, Inc., Class A (b)                                          549,551
     39,851    Finish Line (The), Inc., Class A                                555,124
     43,462    Foot Locker, Inc.                                               548,490
     22,832    Hibbett Sports, Inc. (b)                                        547,055
     14,568    J. Crew Group, Inc. (b)                                         536,248
     14,649    Jo-Ann Stores, Inc. (b)                                         549,484
     10,224    Jos. A. Bank Clothiers, Inc. (b)                                551,994
     12,166    O'Reilly Automotive, Inc. (b)                                   578,615
     19,070    PetSmart, Inc.                                                  575,342
     82,870    Pier 1 Imports, Inc. (b)                                        531,197
     52,855    Talbots (The), Inc. (b)                                         544,935


     SHARES    DESCRIPTION                                              VALUE
-----------    --------------------------------------                   ---------------
               SPECIALTY RETAIL (CONTINUED)
     13,401    TJX (The) Cos., Inc.                                      $     562,172
      9,166    Tractor Supply Co.                                              558,851
     23,645    Ulta Salon Cosmetics & Fragrance,
                  Inc. (b)                                                     559,441
                                                                         _____________
                                                                            11,194,924
                                                                         _____________
               TEXTILES, APPAREL & LUXURY GOODS - 9.6%
     19,944    Carter's, Inc. (b)                                              523,530
     14,329    Coach, Inc.                                                     523,725
     49,357    Culp, Inc. (b)                                                  540,953
      3,768    Deckers Outdoor Corp. (b)                                       538,334
     15,062    Fossil, Inc. (b)                                                522,651
     18,962    Gildan Activewear, Inc. (b)                                     543,261
     13,898    Lululemon Athletica, Inc. (b)                                   517,284
     11,277    Phillips-Van Heusen Corp.                                       521,787
     14,211    Skechers U.S.A., Inc., Class A (b)                              518,986
     17,826    Steven Madden Ltd. (b)                                          561,875
                                                                         _____________
                                                                             5,312,386
                                                                         _____________

               TOTAL INVESTMENTS - 100.1%                                   55,318,664
               (Cost $53,589,199) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - (0.1)%                                         (43,757)
                                                                         _____________
               NET ASSETS - 100.0%                                       $  55,274,907
                                                                         =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,813,951 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,084,486.
ADR - American Depositary Receipt.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1        LEVEL 2     LEVEL 3
---------------------------------------------------------
Common Stocks*     $55,318,664     $      -     $      -
               ==========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 77





FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2010 (UNAUDITED)

    SHARES    DESCRIPTION                               VALUE
----------    --------------------------------------    ---------------
              COMMON STOCKS - 100.0%
              COMMERCIAL BANKS - 75.3%
     2,358    1st Source Corp.                           $      39,897
     2,293    Ameris Bancorp                                    22,150
     1,063    Arrow Financial Corp.                             24,555
    16,789    Associated Banc-Corp.                            205,833
     1,490    BancFirst Corp.                                   54,370
     2,542    Bancorp (The), Inc. (b)                           19,904
     1,643    Bank of the Ozarks, Inc.                          58,277
     6,606    BOK Financial Corp.                              313,587
     6,723    Boston Private Financial Holdings,
                 Inc.                                           43,229
     1,657    Capital City Bank Group, Inc.                     20,514
     2,789    Cardinal Financial Corp.                          25,770
     7,623    Cathay General Bancorp                            78,746
     3,874    Center Financial Corp. (b)                        19,951
     2,503    Centerstate Banks, Inc.                           25,255
     2,664    Chemical Financial Corp.                          58,022
    38,292    Citizens Republic Bancorp, Inc. (b)               32,548
     1,532    City Holding Co.                                  42,712
     3,570    CoBiz Financial, Inc.                             23,526
     3,814    Columbia Banking System, Inc.                     69,644
     8,104    Commerce Bancshares, Inc.                        291,663
     1,479    Community Trust Bancorp, Inc.                     37,123
    10,321    CVB Financial Corp.                               98,050
     2,093    Danvers Bancorp, Inc.                             30,244
     1,906    Eagle Bancorp, Inc. (b)                           22,453
    14,365    East West Bancorp, Inc.                          219,066
     1,625    First Bancorp.                                    23,546
     6,443    First Busey Corp.                                 29,187
       850    First Citizens BancShares, Inc.,
                 Class A                                       163,481
     1,727    First Community Bancshares, Inc.                  25,370
     5,617    First Financial Bancorp                           83,974
     2,024    First Financial Bankshares, Inc.                  97,334
     1,273    First Financial Corp.                             32,856
     2,478    First Merchants Corp.                             21,013
     7,190    First Midwest Bancorp, Inc.                       87,430
    10,463    FirstMerit Corp.                                 179,231
    19,260    Fulton Financial Corp.                           185,859
     6,982    Glacier Bancorp, Inc.                            102,426
     1,304    Great Southern Bancorp, Inc.                      26,484
     3,580    Hancock Holding Co.                              119,429
     2,744    Home Bancshares, Inc.                             62,591
     1,556    Hudson Valley Holding Corp.                       35,975
     2,598    IBERIABANK Corp.                                 133,745
     2,056    Independent Bank Corp.                            50,742
     6,612    International Bancshares Corp.                   110,354
    11,155    Investors Bancorp, Inc. (b)                      146,354
     2,331    Lakeland Bancorp, Inc.                            19,860
     1,564    Lakeland Financial Corp.                          31,249
     5,141    MB Financial, Inc.                                94,543
     3,685    Nara Bancorp, Inc. (b)                            31,065
    12,236    National Penn Bancshares, Inc.                    73,538
     3,346    NBT Bancorp, Inc.                                 68,325
     3,566    PacWest Bancorp                                   65,293
     3,239    Pinnacle Financial Partners, Inc. (b)             41,621
    62,095    Popular, Inc. (b)                                166,415


        SHARES    DESCRIPTION                               VALUE
----------    --------------------------------------    ---------------
              COMMERCIAL BANKS (CONTINUED)
     6,936    PrivateBancorp, Inc.                       $      76,851
     4,526    Prosperity Bancshares, Inc.                      157,278
     2,047    Renasant Corp.                                    29,374
     1,797    Republic Bancorp, Inc., Class A                   40,253
     2,685    S&T Bancorp, Inc.                                 53,056
     1,329    S.Y. Bancorp, Inc.                                30,540
     2,329    Sandy Spring Bancorp, Inc.                        32,629
     1,239    SCBT Financial Corp.                              43,638
     3,971    Signature Bank (b)                               150,938
     1,669    Simmons First National Corp.,
                 Class A                                        43,828
     1,533    Southside Bancshares, Inc.                        30,108
     1,882    Southwest Bancorp, Inc.                           25,012
     2,217    StellarOne Corp.                                  28,311
     9,891    Sterling Bancshares, Inc.                         46,587
       937    Suffolk Bancorp                                   28,991
    12,588    Susquehanna Bancshares, Inc.                     104,858
     4,053    SVB Financial Group (b)                          167,105
     3,547    Texas Capital Bancshares, Inc. (b)                58,171
     2,742    TowneBank                                         39,814
     1,540    TriCo Bancshares                                  26,072
     6,201    Trustmark Corp.                                  129,105
     3,929    UMB Financial Corp.                              139,715
    11,118    Umpqua Holdings Corp.                            127,635
     2,517    Union First Market Bankshares Corp.               30,858
     4,225    United Bankshares, Inc.                          101,147
     9,149    United Community Banks, Inc. (b)                  36,139
     1,611    Univest Corp. of Pennsylvania                     27,903
     1,486    Washington Banking Co.                            19,006
     1,564    Washington Trust Bancorp, Inc.                    26,651
     2,580    WesBanco, Inc.                                    43,473
     9,100    West Coast Bancorp                                23,205
     2,847    Westamerica Bancorporation                       149,524
     9,366    Whitney Holding Corp.                             86,635
     2,863    Wilshire Bancorp, Inc.                            25,051
     3,017    Wintrust Financial Corp.                         100,587
    15,560    Zions Bancorporation                             335,629
                                                         _____________
                                                             6,802,056
                                                         _____________
              IT SERVICES - 0.4%
       912    Cass Information Systems, Inc.                    31,236
                                                         _____________
              THRIFTS & MORTGAGE FINANCE - 24.3%
     4,416    Bank Mutual Corp.                                 25,083
     7,947    Beneficial Mutual Bancorp, Inc. (b)               78,516
     1,362    Berkshire Hills Bancorp, Inc.                     26,532
     5,732    Brookline Bancorp, Inc.                           50,900
     7,184    Capitol Federal Financial                        238,221
     3,354    Dime Community Bancshares, Inc.                   41,355
     1,605    First Financial Holdings, Inc.                    18,377
    20,295    First Niagara Financial Group, Inc.              254,296
     3,025    Flushing Financial Corp.                          36,996
     1,620    Home Federal Bancorp, Inc.                        20,460
    10,749    Northwest Bancshares, Inc.                       123,291
     1,827    OceanFirst Financial Corp.                        22,052
     5,418    Oritani Financial Corp.                           54,180
    36,386    People's United Financial, Inc.                  491,211


Page 78             See Notes to Financial Statements





FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2010 (UNAUDITED)

    SHARES    DESCRIPTION                               VALUE
----------    --------------------------------------    ---------------
              COMMON STOCKS (CONTINUED)
              THRIFTS & MORTGAGE FINANCE (CONTINUED)
     3,773    Provident New York Bancorp                 $      33,391
     1,188    Territorial Bancorp, Inc.                         22,513
    29,935    TFS Financial Corp.                              371,493
     7,464    TrustCo Bank Corp. NY                             41,798
     1,624    United Financial Bancorp, Inc.                    22,168
    10,921    Washington Federal, Inc.                         176,702
     2,872    Westfield Financial, Inc.                         23,924
       689    WSFS Financial Corp.                              24,756
                                                         _____________
                                                             2,198,215
                                                         _____________

              TOTAL INVESTMENTS - 100.0%                     9,031,507
              (Cost $8,905,058) (c)
              NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                               (743)
                                                         _____________
              NET ASSETS - 100.0%                        $   9,030,764
                                                         =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $471,559 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $345,110.


__________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS          LEVEL 1       LEVEL 2     LEVEL 3
----------------------------------------------------------
Common Stocks*     $9,031,507     $      -     $     -
                 =========================================


 * See Portfolio of Investments for industry breakout.


                    See Notes to Financial Statements             Page 79



FIRST TRUST EXCHANGE-TRADED FUND

Statements of Assets and Liabilities
June 30,2010 (Unaudited)

                                                                       FIRST TRUST           FIRST TRUST
                                                                    DOW JONES SELECT        MORNINGSTAR(R)      FIRST TRUST
                                                                        MICROCAP         DIVIDEND LEADERS(SM)      US IPO
                                                                     INDEX(SM) FUND           INDEX FUND         INDEX FUND
                                                                    ________________     ____________________   ___________
ASSETS:
Investments at value                                                $   49,024,387       $    47,942,042        $   9,400,808
Cash                                                                             -                     -               29,347
Receivables:
   Capital shares sold                                                           -                     -                    -
   Investment securities sold                                              184,159                     -                    -
   Dividends                                                                68,662               158,759               17,475
   From investment advisor                                                       -                 1,512                3,445
   Reclaims                                                                      -                     -                    -
   Interest                                                                      -                     -                    -
Prepaid expenses                                                            20,776                 8,111                4,993
                                                                    ______________       _______________         ____________
   TOTAL ASSETS                                                         49,297,984            48,110,424            9,456,068
                                                                    ______________       _______________         ____________

LIABILITIES:
Due to custodian                                                            21,829                64,346                    -
Payables:
   Capital shares purchased                                                      -                     -                    -
   Investment securities purchased                                         207,074                     -                2,894
   Audit and tax fees                                                       16,398                16,398               16,398
   Investment advisory fees                                                  5,015                     -                    -
   Printing fees                                                             3,571                 6,102                  587
   Licensing fees                                                                -                24,589               24,795
Other liabilities                                                            4,205                 3,757                  876
                                                                    ______________       _______________         ____________
   TOTAL LIABILITIES                                                       258,092               115,192               45,550
                                                                    ______________       _______________         ____________

NET ASSETS                                                          $   49,039,892       $    47,995,232        $   9,410,518
                                                                    ==============       ===============        =============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $   60,250,054       $    80,678,611        $  14,529,639
Par value                                                                   28,550                36,000                5,000
Accumulated net investment income (loss)                                    37,199                61,099              163,856
Accumulated net realized gain (loss) on investments                     (5,326,741)          (32,077,236)          (4,764,794)
Net unrealized appreciation (depreciation) on investments               (5,949,170)             (703,242)            (523,183)
                                                                    ______________       _______________        _____________
NET ASSETS                                                          $   49,039,892       $    47,995,232        $   9,410,518
                                                                    ==============       ===============        =============

NET ASSET VALUE, per share                                          $        17.18       $         13.33        $       18.82
                                                                    ==============       ===============        =============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)       2,855,000             3,600,002              500,002
                                                                    ==============       ===============        =============

Investments at cost                                                 $   54,973,557       $    48,645,284        $   9,923,991
                                                                    ==============       ===============        =============


Page 80             See Notes to Financial Statements





      FIRST TRUST              FIRST TRUST         FIRST TRUST          FIRST TRUST         FIRST TRUST             FIRST TRUST
      NASDAQ-100                NASDAQ-100-         NYSE ARCA            DOW JONES           STRATEGIC          VALUE LINE(R) EQUITY
    EQUAL WEIGHTED           TECHNOLOGY SECTOR    BIOTECHNOLOGY           INTERNET             VALUE                 ALLOCATION
    INDEX(SM) FUND             INDEX(SM) FUND       INDEX FUND         INDEX(SM) FUND       INDEX FUND               INDEX FUND
    ______________           _________________    _____________        ______________       ___________         ____________________

    $   46,363,619           $   171,860,660      $   132,096,354      $   188,829,300      $   32,746,132      $    5,889,272
             4,205                    54,347               20,794                    -                   -                   -

                 -                 2,063,580                    -                    -                   -                   -
         1,948,157                         -            2,355,123            3,588,892                   -              17,529
            26,934                         -                    -                    -             110,174               7,763
                 -                         -                    -                    -                   -               2,004
                 -                         -                    -                    -                   -                 595
                 -                         -                    -                    -                   -                   -
             8,670                    18,218               14,250               30,521               7,021               4,709
    ______________           _______________      _______________      _______________      ______________      ______________
        48,351,585               173,996,805          134,486,521          192,448,713          32,863,327           5,921,872
    ______________           _______________      _______________      _______________      ______________      ______________


                 -                         -                    -                    -              41,588                  14

         1,854,432                         -                    -            3,584,442                   -                   -
            93,301                 2,063,914                    -                    -                   -              17,500
            16,398                    16,398               16,398               16,398              16,398              16,398
             3,665                    18,265               25,491               38,959               5,433                   -
             4,755                    12,668               11,538               13,919               4,475                 321
            14,170                    46,278               32,103                    -              10,556               3,468
             4,038                    14,007                9,567               14,318               2,626                 728
    ______________           _______________      _______________      _______________      ______________      ______________
         1,990,759                 2,171,530               95,097            3,668,036              81,076              38,429
    ______________           _______________      _______________      _______________      ______________      ______________

    $   46,360,826           $   171,825,275      $   134,391,424      $   188,780,677      $   32,782,251      $    5,883,443
    ==============           ===============      ===============      ===============      ==============      ==============


    $   53,441,054           $   185,076,323      $   143,389,288      $   202,816,791      $   55,806,180      $    9,950,760
            25,000                    88,000               43,500               79,000              17,500               3,500
           (10,516                   (54,080)            (405,440)            (221,866)             48,142               2,332
        (4,018,932)                3,820,885            8,592,557            1,264,708         (21,161,300)         (3,842,100)
        (3,075,780)              (17,105,853)         (17,228,481)         (15,157,956)         (1,928,271)           (231,049)
    ______________           _______________      _______________      _______________      ______________      ______________
    $   46,360,826           $   171,825,275      $   134,391,424      $   188,780,677      $   32,782,251      $    5,883,443
    ==============           ===============      ===============      ===============      ==============      ==============

    $        18.54           $         19.53      $         30.89      $         23.90      $        18.73      $        16.81
    ==============           ===============      ===============      ===============      ==============      ==============


         2,500,002                 8,800,002            4,350,002            7,900,002           1,750,002             350,002
    ==============           ===============      ===============      ===============      ==============      ==============

    $   49,439,399           $   188,966,513      $   149,324,835      $   203,987,256      $   34,674,403      $    6,120,321
    ==============           ===============      ===============      ===============      ==============      ==============


                    See Notes to Financial Statements             Page 81





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Assets and Liabilities (Continued)
June 30,2010 (Unaudited)

                                                                                                                   FIRST TRUST
                                                                       FIRST TRUST              FIRST TRUST          NASDAQ(R)
                                                                       VALUE LINE(R)             NASDAQ-100        CLEAN EDGE(R)
                                                                         DIVIDEND           EX-TECHNOLOGY SECTOR   GREEN ENERGY
                                                                        INDEX FUND             INDEX(SM) FUND       INDEX FUND
                                                                       ___________          ____________________   _____________
ASSETS:
Investments at value                                                   $   147,483,587      $   15,122,250         $   31,980,395
Cash                                                                                 -                   -                 20,860
Receivables:
   Capital shares sold                                                               -                   -                      -
   Investment securities sold                                                        -                   -                 37,918
   Dividends                                                                   416,277              14,571                 15,754
   From investment advisor                                                           -                 522                      -
   Reclaims                                                                     18,520                   -                    120
   Interest                                                                          -                   1                      -
Prepaid expenses                                                                16,238               6,287                  7,734
                                                                       _______________      ______________         ______________
   TOTAL ASSETS                                                            147,934,622          15,143,631             32,062,781
                                                                       _______________      ______________         ______________

LIABILITIES:
Due to custodian                                                               117,554               2,255                      -
Payables:
   Capital shares purchased                                                          -                   -                      -
   Investment securities purchased                                                   -                   -                 37,301
   Audit and tax fees                                                           16,398              16,398                 16,398
   Investment advisory fees                                                     37,149                   -                  3,424
   Printing fees                                                                22,567                 513                  4,149
   Licensing fees                                                               60,373               4,462                  9,273
Other liabilities                                                               14,362               1,611                  3,084
                                                                       _______________      ______________         ______________
   TOTAL LIABILITIES                                                           268,403              25,239                 73,629
                                                                       _______________      ______________         ______________

NET ASSETS                                                             $   147,666,219      $   15,118,392         $   31,989,152
                                                                       ===============      ==============         ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $   190,556,528      $   17,016,564         $   56,554,355
Par value                                                                      115,380               9,000                 24,000
Accumulated net investment income (loss)                                       111,963              (2,765)               (12,480)
Accumulated net realized gain (loss) on investments                        (54,498,570)           (757,066)           (20,846,008)
Net unrealized appreciation (depreciation) on investments                   11,380,918          (1,147,341)            (3,730,715)
                                                                       _______________      ______________         ______________
NET ASSETS                                                             $   147,666,219      $   15,118,392         $   31,989,152
                                                                       ===============      ==============         ==============

NET ASSET VALUE, per share                                             $         12.80      $        16.80         $        13.33
                                                                       ===============      ==============         ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)          11,537,986             900,002              2,400,002
                                                                       ===============      ==============         ==============

Investments at cost                                                    $   136,102,669      $   16,269,591         $   35,711,110
                                                                       ===============      ==============         ==============


Page 82             See Notes to Financial Statements





                                                                                                                FIRST TRUST
    FIRST TRUST            FIRST TRUST         FIRST TRUST          FIRST TRUST             FIRST TRUST        NASDAQ(R) ABA
        S&P                    ISE             ISE-REVERE               ISE              VALUE LINE(R) 100      COMMUNITY
       REIT                   WATER            NATURAL GAS            CHINDIA             EXCHANGE-TRADED          BANK
    INDEX FUND             INDEX FUND          INDEX FUND           INDEX FUND                  FUND            INDEX FUND
    __________             ___________         ___________          ___________          __________________    _____________

    $   56,285,569         $   38,510,404      $   393,469,182      $   126,503,512      $    55,318,664       $    9,031,507
                 -                      -                    -                    -                3,637                9,375

                 -                      -                    -            6,412,389                    -                    -
               652                      -           23,223,500            1,025,821                    -                    -
           177,387                 88,083               46,566              649,561                5,014               13,025
             1,940                      -                    -                    -                    -                  940
                 -                  1,066                    -                    -                5,733                    -
                 1                      2                   17                    -                    -                    -
            17,006                  7,395               37,949               13,894                8,915                  741
    ______________         ______________      _______________      _______________      _______________       ______________
        56,482,555             38,606,950          416,777,214          134,605,177           55,341,963            9,055,588
    ______________         ______________      _______________      _______________      _______________       ______________


            17,003                 26,948            9,417,813              478,868                    -                    -

                 -                      -           21,442,884            1,025,349                    -                    -
            64,641                      -                    -            6,415,367                    -                    -
            17,172                 16,398               16,398               16,398               16,398               16,398
                 -                  7,415               75,746               19,096               13,959                    -
             2,541                  4,019               50,310               14,095                8,030                   92
                 -                 10,253              227,683               53,907               24,235                2,162
             4,361                  2,984               41,687               10,244                4,434                6,172
    ______________         ______________      _______________      _______________      _______________       ______________
           105,718                 68,017           31,272,521            8,033,324               67,056               24,824
    ______________         ______________      _______________      _______________      _______________       ______________

    $   56,376,837         $   38,538,933      $   385,504,693      $   126,571,853      $    55,274,907       $    9,030,764
    ==============         ==============      ===============      ===============      ===============       ==============


    $   56,076,167         $   52,095,228      $   455,224,870      $   150,268,835      $   132,012,454       $    9,056,249
            46,000                 22,000              253,500               61,500               53,400                4,000
           328,378                (33,615)            (130,163)             (41,619)             (71,805)               3,783
           244,565             (8,393,498)         (16,216,186)         (23,685,706)         (78,448,607)            (159,717)
          (318,273)            (5,151,182)         (53,627,328)             (31,157)           1,729,465              126,449
    ______________         ______________      _______________      _______________      _______________       ______________
    $   56,376,837         $   38,538,933      $   385,504,693      $   126,571,853      $    55,274,907       $    9,030,764
    ==============         ==============      ===============      ===============      ===============       ==============

    $        12.26         $        17.52      $         15.21      $         20.58      $         10.35       $        22.58
    ==============         ==============      ===============      ===============      ===============       ==============


         4,600,002              2,200,002           25,350,002            6,150,002            5,339,982              400,002
    ==============         ==============      ===============      ===============      ===============       ==============

    $   56,603,842         $   43,661,586      $   447,096,510      $   126,534,669      $    53,589,199       $    8,905,058
    ==============         ==============      ===============      ===============      ===============       ==============


                    See Notes to Financial Statements             Page 83





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

                                                                            FIRST TRUST         FIRST TRUST
                                                                         DOW JONES SELECT      MORNINGSTAR(R)      FIRST TRUST
                                                                             MICROCAP       DIVIDEND LEADERS(SM)     US IPO
                                                                          INDEX(SM) FUND        INDEX FUND         INDEX FUND
                                                                         ________________   ____________________  ______________
INVESTMENT INCOME:
Dividends                                                                $     206,399      $    1,247,775        $      83,286
Foreign tax withholding                                                            (63)                  -                 (139)
Interest                                                                             -                   -                    -
                                                                         _____________      ______________        _____________
   Total investment income                                                     206,336           1,247,775               83,147
                                                                         _____________      ______________        _____________

EXPENSES:
Investment advisory fees                                                        77,186              75,245               21,434
Legal fees                                                                      14,417              12,776                2,615
Licensing fees                                                                  12,397              49,588               24,795
Audit and tax fees                                                              12,273              12,273               12,273
Accounting and administration fees                                              10,495              13,949                4,098
Printing fees                                                                    4,747               6,590                1,746
Listing fees                                                                     4,146               4,146                4,146
Custodian fees                                                                   2,869               3,429                  904
Transfer agent fees                                                                772               1,254                  268
Trustees' fees and expenses                                                        550                 642                  134
Registration and filing fees                                                        61                  59                    -
Other expenses                                                                   2,734               4,811                1,629
                                                                         _____________      ______________        _____________
   Total expenses                                                              142,647             184,762               74,042
   Less fees waived and expenses reimbursed by the investment advisor          (50,024)            (71,895)             (41,891)
                                                                         _____________      ______________        _____________
   Net expenses                                                                 92,623             112,867               32,151
                                                                         _____________      ______________        _____________
NET INVESTMENT INCOME (LOSS)                                                   113,713           1,134,908               50,996
                                                                         _____________      ______________        _____________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                                (156,266)         (1,608,307)            (135,818)
   In-kind redemptions                                                       1,738,011           2,488,591              440,131
                                                                         _____________      ______________        _____________
Net realized gain (loss)                                                     1,581,745             880,284              304,313

Net change in unrealized appreciation (depreciation) on investments         (5,950,229)         (4,289,131)            (858,733)
                                                                         _____________      ______________        _____________
NET REALIZED AND UNREALIZED GAIN (LOSS)                                     (4,368,484)         (3,408,847)            (554,420)
                                                                         _____________      ______________        _____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                       $  (4,254,771)     $   (2,273,939)       $    (503,424)
                                                                         =============      ==============        =============


Page 84             See Notes to Financial Statements





      FIRST TRUST            FIRST TRUST          FIRST TRUST        FIRST TRUST        FIRST TRUST           FIRST TRUST
      NASDAQ-100             NASDAQ-100-           NYSE ARCA          DOW JONES           STRATEGIC          VALUE LINE(R)
    EQUAL WEIGHTED         TECHNOLOGY SECTOR     BIOTECHNOLOGY        INTERNET              VALUE          EQUITY ALLOCATION
    INDEX(SM) FUND           INDEX(SM) FUND        INDEX FUND       INDEX(SM) FUND       INDEX FUND            INDEX FUND
    ______________         _________________     _____________      ______________      ___________        _________________

    $     244,445          $      581,095        $           -      $      235,870      $     531,128      $      85,326
           (6,169)                      -                    -                   -                  -             (1,128)
                -                       -                    -                   1                  -                  2
    _____________          ______________        _____________      ______________      _____________      _____________
          238,276                 581,095                    -             235,871            531,128             84,200
    _____________          ______________        _____________      ______________      _____________      _____________


          102,844                 300,757              270,293             305,158            116,130             22,472
           14,412                  47,020               35,167              47,739             11,965              2,043
           25,711                  75,189               54,058              12,397             23,226              7,241
           12,273                  12,273               12,273              12,243             12,273             12,273
           14,274                  38,512               34,557              39,086             12,542              4,079
            7,359                  19,976               19,617              21,060              5,695              1,530
           10,778                  13,118                4,146               4,146              4,146              4,146
            4,183                  11,598                9,510              11,037              3,528              1,031
            1,285                   3,759                3,379               3,814              1,161                225
              637                   2,036                1,955               2,044                558                120
              537                   2,541                    -               2,147                 82                  -
            3,458                   5,941                7,829               6,571              5,530              2,534
    _____________          ______________        _____________      ______________      _____________      _____________
          197,751                 532,720              452,784             467,442            196,836             57,694
          (43,485)                (81,585)             (47,344)             (9,705)           (45,867)           (26,233)
    _____________          ______________        _____________      ______________      _____________      _____________
          154,266                 451,135              405,440             457,737            150,969             31,461
    _____________          ______________        _____________      ______________      _____________      _____________
           84,010                 129,960             (405,440)           (221,866)           380,159             52,739
    _____________          ______________        _____________      ______________      _____________      _____________



         (434,442)               (766,851)          (6,740,268)         (1,265,112)        (1,888,654)            70,786
        4,789,900              10,085,410           26,016,356          15,228,930          6,771,830          1,124,414
    _____________          ______________        _____________       _____________      _____________      _____________
        4,355,458               9,318,559           19,276,088          13,963,818          4,883,176          1,195,200

       (8,099,926)            (26,888,796)         (18,399,678)        (29,217,106)        (8,095,686)        (1,374,897)
    _____________          ______________        _____________      ______________      _____________      _____________
       (3,744,468)            (17,570,237)             876,410         (15,253,288)        (3,212,510)          (179,697)
    _____________          ______________        _____________      ______________      _____________      _____________

    $  (3,660,458)         $  (17,440,277)       $     470,970      $  (15,475,154)     $  (2,832,351)     $    (126,958)
    =============          ==============        =============      ==============      =============      =============


                    See Notes to Financial Statements          Page 85





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Operations (Continued)
For the Six Months Ended June 30, 2010 (Unaudited)

                                                                                                                     FIRST TRUST
                                                                          FIRST TRUST           FIRST TRUST           NASDAQ(R)
                                                                         VALUE LINE(R)           NASDAQ-100         CLEAN EDGE(R)
                                                                           DIVIDEND         EX-TECHNOLOGY SECTOR    GREEN ENERGY
                                                                          INDEX FUND           INDEX(SM) FUND        INDEX FUND
                                                                         _____________      ____________________    _____________
INVESTMENT INCOME:
Dividends                                                                $   2,846,267      $       86,177          $     103,191
Foreign tax withholding                                                        (66,485)             (3,121)                  (158)
Interest                                                                             -                   3                      -
                                                                         _____________      ______________          _____________
   Total investment income                                                   2,779,782              83,059                103,033
                                                                         _____________      ______________          _____________

EXPENSES:
Investment advisory fees                                                       385,939              31,248                 77,008
Legal fees                                                                      39,716               4,382                  9,516
Licensing fees                                                                 117,492               7,812                 19,252
Audit and tax fees                                                              12,273              12,273                 12,273
Accounting and administration fees                                              40,480               5,017                 10,639
Printing fees                                                                   18,402               2,498                  5,604
Listing fees                                                                     4,146               9,159                 11,477
Custodian fees                                                                  10,447               1,404                  2,654
Transfer agent fees                                                              3,859                 391                    963
Trustees' fees and expenses                                                      1,976                 204                    466
Registration and filing fees                                                       691                  32                    279
Other expenses                                                                  12,995               1,587                  3,916
                                                                         _____________      ______________          _____________
   Total expenses                                                              648,416              76,007                154,047
   Less fees waived and expenses reimbursed by the investment advisor         (108,102)            (29,135)               (38,534)
                                                                         _____________      ______________          _____________
   Net expenses                                                                540,314              46,872                115,513
                                                                         _____________      ______________          _____________
NET INVESTMENT INCOME (LOSS)                                                 2,239,468              36,187                (12,480)
                                                                         _____________      ______________          _____________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                                (713,580)           (139,977)            (1,696,148)
   In-kind redemptions                                                       3,159,372           1,000,427              1,644,784
                                                                         _____________      ______________          _____________
Net realized gain (loss)                                                     2,445,792             860,450                (51,364)

Net change in unrealized appreciation (depreciation) on investments         (9,234,749)         (1,987,492)            (6,701,367)
                                                                         _____________      ______________          _____________
NET REALIZED AND UNREALIZED GAIN (LOSS)                                     (6,788,957)         (1,127,042)            (6,752,731)
                                                                         _____________      ______________          _____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                       $  (4,549,489)     $   (1,090,855)         $  (6,765,211)
                                                                         =============      ==============          =============


Page 86             See Notes to Financial Statements





                                                                                                           FIRST TRUST
    FIRST TRUST           FIRST TRUST        FIRST TRUST         FIRST TRUST           FIRST TRUST        NASDAQ(R) ABA
        S&P                   ISE             ISE-REVERE             ISE            VALUE LINE(R) 100      COMMUNITY
       REIT                  WATER           NATURAL GAS           CHINDIA           EXCHANGE-TRADED          BANK
    INDEX FUND            INDEX FUND          INDEX FUND          INDEX FUND               FUND            INDEX FUND
    ___________           ___________        ___________         ___________        _________________     ______________

    $     868,375         $     311,866      $    2,535,445      $   1,145,576      $     138,946         $      81,445
                -               (18,393)           (155,560)           (80,793)                 -                     -
                3                     3                  42                  -                  -                     -
    _____________         _____________      ______________      _____________      _____________         _____________
          868,378               293,476           2,379,927          1,064,783            138,946                81,445
    _____________         _____________      ______________      _____________      _____________         _____________


           62,999                82,026             910,733            269,534            150,536                16,167
           14,602                11,021             110,494             36,819             15,176                 2,466
           37,192                10,253             227,683             53,907             47,187                 3,637
           12,273                12,273              12,243             12,273             12,273                12,272
           11,942                11,162             116,190             34,705             16,472                 3,251
            6,231                 5,949              50,576             17,681              8,103                 1,331
            4,146                 4,146               5,386              4,146              4,152                 8,787
            3,923                 2,792              31,204              9,247              4,144                   797
            1,050                 1,025              11,384              3,369              1,505                   202
              600                   530               5,546              1,757                771                   111
              567                     -              15,265              1,961                  -                   210
            3,461                 3,785              21,714              8,867              6,692                   389
    _____________         _____________      ______________      _____________      _____________         _____________
          158,986               144,962           1,518,418            454,266            267,011                49,620
          (53,986)              (21,922)           (152,318)           (49,964)           (56,260)              (25,370)
    _____________         _____________      ______________      _____________      _____________         _____________
          105,000               123,040           1,366,100            404,302            210,751                24,250
    _____________         _____________      ______________      _____________      _____________         _____________
          763,378               170,436           1,013,827            660,481            (71,805)               57,195
    _____________         _____________      ______________      _____________      _____________         _____________



         (390,474)             (507,380)        (19,940,127)        (5,313,306)         3,458,103              (105,888)
        1,784,523               378,001          53,339,923         10,189,092          2,203,543                     -
    _____________         _____________      ______________      _____________      _____________         _____________
        1,394,049              (129,379)         33,399,796          4,875,786          5,661,646              (105,888)

       (2,142,280)           (2,604,411)       (103,167,609)       (11,543,129)        (6,028,954)             (241,466)
    _____________         _____________      ______________      _____________      _____________         _____________
         (748,231)           (2,733,790)        (69,767,813)        (6,667,343)          (367,308)             (347,354)
    _____________         _____________      ______________      _____________      _____________         _____________

    $      15,147         $  (2,563,354)     $  (68,753,986)     $  (6,006,862)     $    (439,113)        $    (290,159)
    =============         =============      ==============      =============      =============         =============


                    See Notes to Financial Statements          Page 87





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Changes in Net Assets

                                                                    FIRST TRUST                           FIRST TRUST
                                                                  DOW JONES SELECT                       MORNINGSTAR(R)
                                                                      MICROCAP                        DIVIDEND LEADERS(SM)
                                                                   INDEX(SM) FUND                          INDEX FUND
                                                        __________________________________    ___________________________________
                                                          For the Six                           For the Six
                                                         Months Ended      For the Year        Months Ended       For the Year
                                                         June 30, 2010        Ended            June 30, 2010         Ended
                                                          (Unaudited)    December 31, 2009      (Unaudited)     December 31, 2009
                                                        ________________ _________________    ________________  _________________
OPERATIONS:
  Net investment income (loss)                           $      113,713   $        99,591      $     1,134,908   $      1,863,995
  Net realized gain (loss)                                    1,581,745        (3,260,012)             880,284        (15,104,759)
  Net change in unrealized appreciation (depreciation)       (5,950,229)        6,256,604           (4,289,131)        18,721,051
                                                         ______________   _______________      _______________   ________________
  Net increase (decrease) in net assets resulting
     from operations                                         (4,254,771)        3,096,183           (2,273,939)         5,480,287
                                                         ______________   _______________      _______________   ________________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (76,514)          (95,349)          (1,096,941)        (1,912,571)
  Return of capital                                                   -            (3,442)                   -                  -
                                                         ______________   _______________      _______________   ________________
  Total distributions to shareholders                           (76,514)          (98,791)          (1,096,941)        (1,912,571)
                                                         ______________   _______________      _______________   ________________

SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold                                  48,686,494         1,604,570           14,311,268          3,229,577
  Cost of shares redeemed                                   (13,993,972)                -          (11,449,759)        (1,488,733)
                                                         ______________   _______________      _______________   ________________
  Net increase (decrease) in net assets resulting
     from shareholder transactions                           34,692,522         1,604,570            2,861,509          1,740,844
                                                         ______________   _______________      _______________   ________________

  Total increase (decrease) in net assets                    30,361,237         4,601,962             (509,371)         5,308,560

NET ASSETS:
  Beginning of period                                        18,678,655        14,076,693           48,504,603         43,196,043
                                                         ______________   _______________      _______________   ________________
  End of period                                          $   49,039,892   $    18,678,655      $    47,995,232   $     48,504,603
                                                         ==============   ===============      ===============   ================
  Accumulated net investment income (loss)
    at end of period                                     $       37,199   $             -      $        61,099   $         23,132
                                                         ==============   ===============      ===============   ================

CHANGES IN SHARES OUTSTANDING:
  Shares outstanding, beginning of period                     1,055,000           955,000            3,400,002          3,300,002
  Shares sold                                                 2,600,000           100,000            1,000,000            250,000
  Shares redeemed                                              (800,000)                -             (800,000)          (150,000)
                                                         ______________   _______________      _______________   ________________
  Shares outstanding, end of period                           2,855,000         1,055,000            3,600,002          3,400,002
                                                         ==============   ===============      ===============   ================


Page 88             See Notes to Financial Statements





                                           FIRST TRUST                       FIRST TRUST                    FIRST TRUST
          FIRST TRUST                       NASDAQ-100                       NASDAQ-100-                     NYSE ARCA
            US IPO                        EQUAL WEIGHTED                  TECHNOLOGY SECTOR                BIOTECHNOLOGY
           INDEX FUND                     INDEX(SM) FUND                    INDEX(SM) FUND                   INDEX FUND
 ________________________________ ________________________________  _______________________________ ________________________________
   For the Six                      For the Six                       For the Six                     For the Six
  Months Ended     For the Year    Months Ended     For the Year     Months Ended    For the Year    Months Ended     For the Year
  June 30, 2010      Ended         June 30, 2010      Ended          June 30, 2010     Ended         June 30, 2010      Ended
   (Unaudited)  December 31, 2009   (Unaudited)  December 31, 2009    (Unaudited) December 31, 2009   (Unaudited)  December 31, 2009
 ______________ _________________ ______________ _________________  _____________ _________________ ______________ _________________

 $       50,996  $      326,659    $     84,010   $       84,474    $    129,960   $        47,396   $   (405,440) $      (366,386)
        304,313      (2,107,191)      4,355,458       (2,559,856)      9,318,559        (1,248,014)    19,276,088        6,436,819
       (858,733)      5,263,706      (8,099,926)      13,318,318     (26,888,796)       17,103,466    (18,399,678)      15,981,380
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________

       (503,424)      3,483,174      (3,660,458)      10,842,936     (17,440,277)       15,902,848        470,970       22,051,813
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________


        (35,100)       (177,486)        (98,000)         (81,000)       (184,040)          (47,396)             -                -
              -               -               -                -               -            (4,284)             -                -
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________
        (35,100)       (177,486)        (98,000)         (81,000)       (184,040)          (51,680)             -                -
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________


              -       2,399,386      27,639,859       22,078,917     153,220,796        68,935,710    145,198,738       25,101,247
     (1,093,966)     (3,115,834)    (17,889,425)      (7,320,031)    (50,536,819)       (7,434,859)   (78,346,652)     (39,181,567)
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________

     (1,093,966)       (716,448)      9,750,434       14,758,886     102,683,977        61,500,851     66,852,086      (14,080,320)
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________

     (1,632,490)      2,589,240       5,991,976       25,520,822      85,059,660        77,352,019     67,323,056        7,971,493


     11,043,008       8,453,768      40,368,850       14,848,028      86,765,615         9,413,596     67,068,368       59,096,875
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________
 $    9,410,518  $   11,043,008    $ 46,360,826   $   40,368,850    $171,825,275   $    86,765,615   $134,391,424  $    67,068,368
 ==============  ==============    ============   ==============    ============   ===============   ============  ===============


 $      163,856  $      147,960    $    (10,516)  $        3,474    $    (54,080)  $             -   $   (405,440) $             -
 ==============  ==============    ============   ==============    ============   ===============   ============  ===============


        550,002         600,002       2,050,002        1,200,002       4,100,002           800,002      2,350,002        3,000,002
              -         200,000       1,350,000        1,250,000       7,150,000         3,700,000      4,300,000          950,000
        (50,000)       (250,000)       (900,000)        (400,000)     (2,450,000)         (400,000)    (2,300,000)      (1,600,000)
 ______________  ______________    ____________   ______________    ____________   _______________   ____________  _______________
        500,002         550,002       2,500,002        2,050,002       8,800,002         4,100,002      4,350,002        2,350,002
 ==============  ==============    ============   ==============    ============   ===============   ============  ===============


                    See Notes to Financial Statements          Page 89





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Changes in Net Assets (Continued)


                                                               FIRST TRUST                              FIRST TRUST
                                                            DOW JONES INTERNET                        STRATEGIC VALUE
                                                              INDEX(SM) FUND                             INDEX FUND
                                                      ____________________________________   ______________________________________
                                                        For the Six                            For the Six
                                                       Months Ended         For the Year      Months Ended          For the Year
                                                       June 30, 2010          Ended           June 30, 2010           Ended
                                                        (Unaudited)      December 31, 2009     (Unaudited)       December 31, 2009
                                                      ________________   _________________   _________________   __________________
OPERATIONS:
  Net investment income (loss)                         $      (221,866)   $       (165,911)   $        380,159    $        612,384
  Net realized gain (loss)                                  13,963,818          (6,700,895)          4,883,176          (3,359,390)
  Net change in unrealized appreciation (depreciation)     (29,217,106)         27,167,822          (8,095,686)         16,222,958
                                                       _______________    ________________    ________________    ________________
  Net increase (decrease) in net assets resulting
    from operations                                        (15,475,154)         20,301,016          (2,832,351)         13,475,952
                                                       _______________    ________________    ________________    ________________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              -                   -            (345,100)           (615,441)
  Return of capital                                                  -                   -                   -                   -
                                                       _______________    ________________    ________________    ________________
  Total distributions to shareholders                                -                   -            (345,100)           (615,441)
                                                       _______________    ________________    ________________    ________________

SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold                                168,372,049          55,632,202          43,510,973          36,080,112
  Cost of shares redeemed                                  (50,730,827)         (4,027,094)        (58,714,819)        (33,539,545)
                                                       _______________    ________________    ________________    ________________
  Net increase (decrease) in net assets resulting
    from shareholder transactions                          117,641,222          51,605,108         (15,203,846)          2,540,567
                                                       _______________    ________________    ________________    ________________

  Total increase (decrease) in net assets                  102,166,068          71,906,124         (18,381,297)         15,401,078

NET ASSETS:
  Beginning of period                                       86,614,609          14,708,485          51,163,548          35,762,470
                                                       _______________    ________________    ________________    ________________
  End of period                                        $   188,780,677    $     86,614,609    $     32,782,251    $     51,163,548
                                                       ===============    ================    ================    ================

  Accumulated net investment income (loss)
    at end of period                                   $      (221,866)   $              -    $         48,142    $         13,083
                                                       ===============    ================    ================    ================

CHANGES IN SHARES OUTSTANDING:
  Shares outstanding, beginning of period                    3,450,002           1,050,002           2,500,002           2,400,002
  Shares sold                                                6,450,000           2,650,000           2,100,000           2,100,000
  Shares redeemed                                           (2,000,000)           (250,000)         (2,850,000)         (2,000,000)
                                                       _______________    ________________    ________________    ________________
  Shares outstanding, end of period                          7,900,002           3,450,002           1,750,002           2,500,002
                                                       ===============    ================    ================    ================


Page 90             See Notes to Financial Statements





        FIRST TRUST                                                         FIRST TRUST                    FIRST TRUST
       VALUE LINE(R)                     FIRST TRUST                        NASDAQ-100                      NASDAQ(R)
    EQUITY ALLOCATION               VALUE LINE(R) DIVIDEND              EX-TECHNOLOGY SECTOR         CLEAN EDGE(R) GREEN ENERGY
        INDEX FUND                        INDEX FUND                       INDEX(SM) FUND                   INDEX FUND
________________________________ ________________________________  _______________________________ ________________________________
  For the Six                      For the Six                       For the Six                     For the Six
 Months Ended     For the Year    Months Ended     For the Year     Months Ended    For the Year    Months Ended     For the Year
 June 30, 2010      Ended         June 30, 2010      Ended          June 30, 2010     Ended         June 30, 2010      Ended
  (Unaudited)  December 31, 2009   (Unaudited)  December 31, 2009    (Unaudited) December 31, 2009   (Unaudited)  December 31, 2009
______________ _________________ ______________ _________________  _____________ _________________ ______________ _________________

$     52,739   $     71,945      $  2,239,468   $  4,171,920       $     36,187  $      33,018     $     (12,480) $     (42,039)
   1,195,200     (1,566,547)        2,445,792    (19,463,309)           860,450       (274,109)          (51,364)   (15,488,353)
  (1,374,897)     3,266,470        (9,234,749)    40,298,153         (1,987,492)     2,513,932        (6,701,367)    28,253,714
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________

    (126,958)     1,771,868        (4,549,489)    25,006,764         (1,090,855)     2,272,841        (6,765,211)    12,723,322
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________


     (52,010)       (70,920)       (2,208,771)    (4,139,046)           (40,590)       (31,380)                -              -
           -              -                 -              -                  -              -                 -              -
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________
     (52,010)       (70,920)       (2,208,771)    (4,139,046)           (40,590)       (31,380)                -              -
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________


   7,037,546      2,778,637        12,053,252     23,235,060          9,307,656      4,857,161                 -     12,111,351
  (7,860,408)    (3,434,999)      (11,246,552)    (5,887,786)        (3,636,543)    (3,751,861)       (4,694,663)    (4,889,964)
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________

    (822,862)      (656,362)          806,700     17,347,274          5,671,113      1,105,300        (4,694,663)     7,221,387
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________

  (1,001,830)     1,044,586        (5,951,560)    38,214,992          4,539,668      3,346,761       (11,459,874)    19,944,709


   6,885,273      5,840,687       153,617,779    115,402,787         10,578,724      7,231,963        43,449,026     23,504,317
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________
$  5,883,443   $  6,885,273      $147,666,219   $153,617,779       $ 15,118,392  $  10,578,724     $  31,989,152  $  43,449,026
============   ============      ============   ============       ============  =============     =============  =============


$      2,332   $      1,603      $    111,963   $     81,266       $     (2,765) $       1,638     $     (12,480) $           -
============   ============      ============   ============       ============  =============     =============  =============


     400,002        450,002        11,487,986      9,987,986            600,002        600,002         2,700,002      2,100,002
     400,000        200,000           850,000      2,050,000            500,000        300,000                 -        950,000
    (450,000)      (250,000)         (800,000)      (550,000)          (200,000)      (300,000)         (300,000)      (350,000)
____________   ____________      ____________   ____________       ____________  _____________     _____________  _____________
     350,002        400,002        11,537,986     11,487,986            900,002        600,002         2,400,002      2,700,002
============   ============      ============   ============       ============  =============     =============  =============


                    See Notes to Financial Statements          Page 91





FIRST TRUST EXCHANGE-TRADED FUND

Statements of Changes in Net Assets (Continued)


                                                                   FIRST TRUST
                                                                       S&P                                 FIRST TRUST
                                                                       REIT                                 ISE WATER
                                                                    INDEX FUND                             INDEX FUND
                                                        ____________________________________   ___________________________________
                                                          For the Six                            For the Six
                                                         Months Ended         For the Year      Months Ended        For the Year
                                                         June 30, 2010          Ended           June 30, 2010         Ended
                                                          (Unaudited)      December 31, 2009     (Unaudited)     December 31, 2009
                                                        ________________   _________________    _______________  _________________
OPERATIONS:
  Net investment income (loss)                           $      763,378    $      250,761       $      170,436    $       398,192
  Net realized gain (loss)                                    1,394,049        (1,510,091)            (129,379)        (5,300,995)
  Net change in unrealized appreciation (depreciation)       (2,142,280)        3,426,166           (2,604,411)        10,860,501
                                                         ______________    ______________       ______________    _______________
  Net increase (decrease) in net assets resulting
    from operations                                              15,147         2,166,836           (2,563,354)         5,957,698
                                                         ______________    ______________       ______________    _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (435,000)         (251,687)            (207,900)          (394,615)
  Return of capital                                                   -           (22,048)                   -                  -
                                                         ______________    ______________       ______________    _______________
  Total distributions to shareholders                          (435,000)         (273,735)            (207,900)          (394,615)
                                                         ______________    ______________       ______________    _______________

SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold                                  41,355,159        16,004,640            5,939,241          5,354,182
  Cost of shares redeemed                                    (5,645,503)       (1,997,981)          (1,942,702)        (5,760,858)
                                                         ______________    ______________       ______________    _______________
  Net increase (decrease) in net assets resulting
    from shareholder transactions                            35,709,656        14,006,659            3,996,539           (406,676)
                                                         ______________    ______________       ______________    _______________

  Total increase (decrease) in net assets                    35,289,803        15,899,760            1,225,285          5,156,407

NET ASSETS:
  Beginning of period                                        21,087,034         5,187,274           37,313,648         32,157,241
                                                         ______________    ______________       ______________    _______________
  End of period                                          $   56,376,837    $   21,087,034       $   38,538,933    $    37,313,648
                                                         ==============    ==============       ==============    ===============

  Accumulated net investment income (loss)
    at end of period                                     $      328,378    $            -       $      (33,615)   $         3,849
                                                         ==============    ==============       ==============    ===============


CHANGES IN SHARES OUTSTANDING:
  Shares outstanding, beginning of period                     1,800,002           550,002          2,000,002          2,050,002
  Shares sold                                                 3,250,000         1,550,000            300,000            350,000
  Shares redeemed                                              (450,000)         (300,000)          (100,000)          (400,000)
                                                         ______________    ______________     ______________    _______________
  Shares outstanding, end of period                           4,600,002         1,800,002          2,200,002          2,000,002
                                                         ==============    ==============     ==============    ===============

(a)  Inception date


Page 92             See Notes to Financial Statements





          FIRST TRUST                                                                                       FIRST TRUST
          ISE-REVERE                        FIRST TRUST                      FIRST TRUST                   NASDAQ(R) ABA
          NATURAL GAS                       ISE CHINDIA                    VALUE LINE(R) 100               COMMUNITY BANK
          INDEX FUND                        INDEX FUND                   EXCHANGE-TRADED FUND                INDEX FUND
________________________________ ________________________________  _______________________________ _________________________________
  For the Six                      For the Six                       For the Six                      For the Six   For the Period
 Months Ended     For the Year    Months Ended     For the Year     Months Ended     For the Year    Months Ended  June 29, 2009 (a)
 June 30, 2010      Ended         June 30, 2010      Ended          June 30, 2010      Ended         June 30, 2010      through
  (Unaudited)  December 31, 2009   (Unaudited)  December 31, 2009    (Unaudited)  December 31, 2009   (Unaudited)  December 31, 2009
______________ _________________ ______________ _________________  _____________  _________________ ______________ _________________

$   1,013,827   $     877,559    $     660,481    $     393,226    $    (71,805)   $    (51,697)    $     57,195    $     41,248
   33,399,796     (16,133,113)       4,875,786       (7,886,218)      5,661,646      (4,969,496)        (105,888)        (53,829)
 (103,167,609)     77,981,940      (11,543,129)      44,375,061      (6,028,954)     11,828,826         (241,466)        367,915
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________

  (68,753,986)     62,726,386       (6,006,862)      36,882,069        (439,113)      6,807,633         (290,159)        355,334
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________


   (1,143,990)       (942,177)        (702,100)        (393,226)              -               -          (57,160)        (37,500)
            -         (15,658)               -             (149)              -               -                -               -
_____________   _____________    _____________    _____________    ____________    ____________     ____________     ___________
   (1,143,990)       (957,835)        (702,100)        (393,375)              -               -          (57,160)        (37,500)
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________


  378,828,503     430,438,876       52,968,272       53,606,608      10,036,273       6,573,698        3,774,482       5,285,767
 (387,764,740)    (65,047,038)     (39,927,369)      (5,792,265)     14,755,012)    (28,773,841)               -               -
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________

   (8,936,237)    365,391,838       13,040,903       47,814,343      (4,718,739)    (22,200,143)       3,774,482       5,285,767
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________

  (78,834,213)    427,160,389        6,331,941       84,303,037      (5,157,852)    (15,392,510)       3,427,163       5,603,601


  464,338,906      37,178,517      120,239,912       35,936,875      60,432,759      75,825,269        5,603,601               -
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________
$ 385,504,693   $ 464,338,906    $ 126,571,853    $ 120,239,912    $ 55,274,907    $ 60,432,759     $  9,030,764    $  5,603,601
=============   =============    =============    =============    ============    ============     ============    ============


$    (130,163)  $           -    $     (41,619)   $           -    $    (71,805)   $          -     $      3,783    $      3,748
=============   =============    =============    =============    ============    ============     ============    ============


   26,500,002       3,150,002        5,650,002        3,050,002       5,789,982       8,189,982          250,002               -
   21,150,000      27,350,000        2,450,000        2,950,000         850,000         700,000          150,000         250,002
  (22,300,000)     (4,000,000)      (1,950,000)        (350,000)     (1,300,000)     (3,100,000)               -               -
_____________   _____________    _____________    _____________    ____________    ____________     ____________    ____________
   25,350,002      26,500,002        6,150,002        5,650,002       5,339,982       5,789,982          400,002         250,002
=============   =============    =============    =============    ============    ============     ============    ============


                    See Notes to Financial Statements          Page 93





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                            FOR THE                                                                  FOR THE PERIOD
                                           SIX MONTHS      FOR THE        FOR THE        FOR THE         FOR THE      SEPTEMBER 27,
                                             ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED  2005 (a) THROUGH
                                         JUNE 30, 2010   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED)        2009           2008           2007            2006           2005
                                         _____________  _____________  ____________   _____________  _____________  ______________
Net asset value, beginning of period      $     17.70    $     14.74    $     22.35    $     23.92    $     20.73    $     20.00
                                          ___________    ___________    ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.04           0.09           0.17           0.16           0.06(b)        0.03(b)
Net realized and unrealized gain (loss)         (0.53)          2.97          (7.60)         (1.60)          3.19(b)        0.72(b)
                                          ___________    ___________    ___________    ___________    ___________    ___________
Total from investment operations                (0.49)          3.06          (7.43)         (1.44)          3.25           0.75
                                          ___________    ___________    ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.03)         (0.10)         (0.17)         (0.13)         (0.06)         (0.02)
Return of capital                                   -          (0.00)(f)      (0.01)             -              -              -
                                          ___________    ___________    ___________    ___________    ___________    ___________
Total distributions                             (0.03)         (0.10)         (0.18)         (0.13)         (0.06)         (0.02)
                                          ___________    ___________    ___________    ___________    ___________    ___________

Net asset value, end of period            $     17.18    $     17.70    $     14.74    $     22.35    $     23.92    $     20.73
                                          ===========    ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (c)                              (2.79)%         20.85%       (33.33)%        (6.02)%         15.69%          3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    49,040    $    18,679    $    14,077    $    17,993    $    16,865    $    39,492
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
     net assets                                 0.92%(d)       0.94%          1.05%          1.35%          1.18%          1.44%(d)
Ratio of net expenses to average
     net assets                                 0.60%(d)       0.60%          0.60%          0.60%          0.60%          0.60%(d)
Ratio of net investment income (loss)
     to average net assets                      0.74%(d)       0.69%          0.79%          0.58%          0.24%          0.51%(d)
Portfolio turnover rate (e)                        7%            86%            85%            11%            20%             6%




FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

                                                                                                                FOR THE PERIOD
                                                  FOR THE          FOR THE        FOR THE        FOR THE       MARCH 9, 2006 (a)
                                               SIX MONTHS ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH
                                                JUNE 30, 2010     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                 (UNAUDITED)         2009           2008           2007             2006
                                               ________________  _____________  ____________   ____________   __________________
Net asset value, beginning of period              $     14.27    $     13.09    $     20.20    $     23.51    $     20.00
                                                  ___________    ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.31           0.56           0.83           0.92           0.59(b)
Net realized and unrealized gain (loss)                 (0.95)          1.19          (7.13)         (3.35)          3.52(b)
                                                  ___________    ___________    ___________    ___________    ___________
Total from investment operations                        (0.64)          1.75          (6.30)         (2.43)          4.11
                                                  ___________    ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.30)         (0.57)         (0.81)         (0.88)         (0.60)
                                                  ___________    ___________    ___________    ___________    ___________

Net asset value, end of period                    $     13.33    $     14.27    $     13.09    $     20.20    $     23.51
                                                  ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (c)                                      (4.53)%         14.24%       (31.71)%       (10.64)%         20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     47,995    $    48,505    $    43,196    $    64,650    $    75,237
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.74%(d)       0.79%          0.72%          0.68%          0.99%(d)
Ratio of net expenses to average net assets             0.45%(d)       0.45%          0.45%          0.45%          0.45%(d)
Ratio of net investment income (loss)
     to average net assets                              4.52%(d)       4.64%          5.07%          3.87%          3.55%(d)
Portfolio turnover rate (e)                               30%            81%            56%             9%             9%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 94             See Notes to Financial Statements





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND

                                                                                                                FOR THE PERIOD
                                                   FOR THE         FOR THE        FOR THE         FOR THE      APRIL 12, 2006(a)
                                               SIX MONTHS ENDED   YEAR ENDED     YEAR ENDED      YEAR ENDED         THROUGH
                                                 JUNE 30, 2010    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                  (UNAUDITED)        2009           2008            2007             2006
                                               ________________  _____________  ____________    ____________   __________________
Net asset value, beginning of period             $     20.08     $     14.09     $     25.36     $     22.20     $     20.00
                                                 ___________     ___________     ___________     ___________     ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.13            0.59            0.15            0.05            0.01(b)
Net realized and unrealized gain (loss)                (1.32)           5.72          (11.27)           3.17            2.19(b)
                                                 ___________     ___________     ___________     ___________     ___________
Total from investment operations                       (1.19)           6.31          (11.12)           3.22            2.20
                                                 ___________     ___________     ___________     ___________     ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.07)          (0.32)          (0.14)          (0.06)              -
Return of capial                                           -               -           (0.01)              -               -
                                                 ___________     ___________     ___________     ___________     ___________
Total distributions                                    (0.07)          (0.32)          (0.15)          (0.06)              -
                                                 ___________     ___________     ___________     ___________     ___________

Net asset value, end of period                    $     18.82    $     20.08     $     14.09     $     25.36     $     22.20
                                                  ===========    ===========     ===========     ===========     ===========

TOTAL RETURN (c)                                      (5.93)%          44.93%        (43.88)%          14.53%          11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $     9,411     $    11,043     $     8,454     $    26,633     $    19,981
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           1.38%(d)        1.34%           1.02%           1.06%           1.44%(d)
Ratio of net expenses to average net assets             0.60%(d)        0.60%           0.60%           0.60%           0.60%(d)
Ratio of net investment income (loss)
     to average net assets                              0.95%(d)        3.59%           0.50%           0.24%           0.07%(d)
Portfolio turnover rate (e)                                7%             30%             62%             11%             26%




FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                                                                               FOR THE PERIOD
                                                    FOR THE         FOR THE        FOR THE       FOR THE      APRIL 19, 2006(a)
                                                SIX MONTHS ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED        THROUGH
                                                 JUNE 30, 2010     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                  (UNAUDITED)         2009           2008          2007            2006
                                                ________________  _____________  ____________  ____________   _________________
Net asset value, beginning of period             $     19.69      $     12.37    $     22.08    $     20.12    $     20.00
                                                 ___________      ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.03             0.05           0.00 (f)      (0.02)          0.01(b)
Net realized and unrealized gain (loss)                (1.14)            7.32          (9.70)          1.98           0.13(b)
                                                 ___________      ___________    ___________    ___________    ___________
Total from investment operations                       (1.11)            7.37          (9.70)          1.96           0.12
                                                 ___________      ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.04)           (0.05)         (0.00)(f)          -              -
Return of capial                                           -                -          (0.01)             -              -
                                                 ___________      ___________    ___________    ___________    ___________
Total distributions                                    (0.04)           (0.05)         (0.01)             -              -
                                                 ___________      ___________    ___________    ___________    ___________

Net asset value, end of period                   $     18.54      $     19.69    $     12.37    $     22.08    $     20.12
                                                 ===========      ===========    ===========    ===========    ===========

TOTAL RETURN (c)                                     (5.64)%           59.54%       (43.96)%          9.74%          0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    46,361      $    40,369    $    14,848    $    30,911    $    26,158
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.77%(d)         0.67%          0.88%          0.95%          1.31%(d)
Ratio of net expenses to average net assets            0.60%(d)         0.60%          0.60%          0.60%          0.60%(d)
Ratio of net investment income (loss)
     to average net assets                             0.33%(d)         0.35%          0.01%        (0.08)%        (0.07)%(d)
Portfolio turnover rate (e)                               9%              36%            39%            15%             1%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


                    See Notes to Financial Statements          Page 95





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                                                                            FOR THE PERIOD
                                                   FOR THE        FOR THE        FOR THE       FOR THE     APRIL 19, 2006(a)
                                              SIX MONTHS ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED        THROUGH
                                                JUNE 30, 2010    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                 (UNAUDITED)        2009           2008          2007            2006
                                              ________________  _____________  ____________  ____________  __________________
Net asset value, beginning of period             $     21.16    $     11.77    $     21.50    $     19.97    $     20.00
                                                 ___________    ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.02 (b)       0.01              -          (0.03)         (0.03)(b)
Net realized and unrealized gain (loss)                (1.63)          9.39          (9.73)          1.56           0.00 (b)(f)
                                                 ___________    ___________    ___________    ___________    ___________
Total from investment operations                       (1.61)          9.40          (9.73)          1.53          (0.03)
                                                 ___________    ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.02)         (0.01)             -              -              -
Return of capial                                           -          (0.00)(f)          -              -              -
                                                 ___________    ___________    ___________    ___________    ___________
Total distributions                                    (0.02)         (0.01)             -              -              -
                                                 ___________    ___________    ___________    ___________    ___________

Net asset value, end of period                   $     19.53    $     21.16    $     11.77    $     21.50    $     19.97
                                                 ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (c)                                     (7.60)%         79.89%       (45.26)%          7.66%        (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   171,825    $    86,766    $     9,414    $    23,652    $    27,960
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.71%(d)       0.67%          0.88%          0.92%          1.37%(d)
Ratio of net expenses to average net assets            0.60%(d)       0.60%          0.60%          0.60%          0.60%(d)
Ratio of net investment income (loss)
     to average net assets                             0.17%(d)       0.16%        (0.01)%        (0.16)%        (0.20)%(d)
Portfolio turnover rate (e)                               7%            35%            33%            10%             7%




FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

                                                                                                             FOR THE PERIOD
                                                   FOR THE        FOR THE        FOR THE       FOR THE      JUNE 19, 2006(a)
                                               SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED        THROUGH
                                                JUNE 30, 2010    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                 (UNAUDITED)        2009           2008          2007            2006
                                               _______________  _____________  ____________  ____________   __________________
Net asset value, beginning of period             $     28.54    $     19.70    $     24.41    $     23.55    $     20.00
                                                 ___________    ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.09)         (0.16)          0.18          (0.10)         (0.07)(b)
Net realized and unrealized gain (loss)                 2.44           9.00          (4.62)          0.96           3.62 (b)
                                                 ___________    ___________    ___________    ___________    ___________
Total from investment operations                        2.35           8.84          (4.44)          0.86           3.55
                                                 ___________    ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                      -              -          (0.18)             -              -
Return of capial                                           -              -          (0.09)             -              -
                                                 ___________    ___________    ___________    ___________    ___________
Total distributions                                        -              -          (0.27)             -              -
                                                 ___________    ___________    ___________    ___________    ___________

Net asset value, end of period                   $     30.89    $     28.54    $     19.70    $     24.41    $     23.55
                                                 ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (c)                                       8.23%         44.87%       (18.33)%          3.65%         17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   134,391    $    67,068    $    59,097    $    73,241    $    29,438
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.67%(d)       0.72%          0.72%          0.73%           1.22%(d)
Ratio of net expenses to average net assets            0.60%(d)       0.60%          0.60%          0.60%           0.60%(d)
Ratio of net investment income (loss)
     to average net assets                           (0.60)%(d)     (0.60)%          0.67%        (0.60)%         (0.60)%(d)
Portfolio turnover rate (e)                              16%            44%            38%            11%              4%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share


Page 96             See Notes to Financial Statements





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

                                                                                                               FOR THE PERIOD
                                                    FOR THE         FOR THE       FOR THE        FOR THE      JUNE 19, 2006(a)
                                                SIX MONTHS ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED        THROUGH
                                                 JUNE 30, 2010    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                  (UNAUDITED)        2009           2008           2007            2006
                                               ________________  _____________  ____________   ____________   ________________
Net asset value, beginning of period             $     25.11     $     14.01    $     25.09    $     22.57    $     20.00
                                                 ___________     ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.03)          (0.05)          0.05          (0.16)         (0.07)(b)
Net realized and unrealized gain (loss)                (1.18)          11.15         (11.08)          2.68           2.64 (b)
                                                 ___________     ___________    ___________    ___________    ___________
Total from investment operations                       (1.21)          11.10         (11.03)          2.52           2.57
                                                 ___________     ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                      -               -          (0.05)             -              -
Return of capial                                           -               -          (0.00)(f)          -              -
                                                 ___________     ___________    ___________    ___________    ___________
Total distributions                                        -               -          (0.05)             -              -
                                                 ___________     ___________    ___________    ___________    ___________

Net asset value, end of period                   $     23.90     $     25.11    $     14.01    $     25.09    $     22.57
                                                 ===========     ===========    ===========    ===========    ===========

TOTAL RETURN (c)                                     (4.82)%          79.23%       (44.02)%         11.17%         12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   188,781     $    86,615    $    14,708    $    36,386    $    25,953
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.61%(d)       0.73%          0.82%          0.70%          1.24%(d)
Ratio of net expenses to average net assets             0.60%(d)       0.60%          0.60%          0.60%          0.60%(d)
Ratio of net investment income (loss)
     to average net assets                            (0.29)%(d)     (0.46)%          0.21%        (0.42)%        (0.55)%(d)
Portfolio turnover rate (e)                                8%            35%            44%             6%             4%



FIRST TRUST STRATEGIC VALUE INDEX FUND

                                                                                                             FOR THE PERIOD
                                                    FOR THE         FOR THE       FOR THE       FOR THE      JULY 6, 2006(a)
                                                SIX MONTHS ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED       THROUGH
                                                 JUNE 30, 2010     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                  (UNAUDITED)         2009          2008          2007            2006
                                                ________________  _____________  ____________  ____________  _______________
Net asset value, beginning of period             $     20.47      $     14.90    $     24.12    $     22.06    $     20.00
                                                 ___________      ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.22             0.28           0.28           0.20           0.12(b)
Net realized and unrealized gain (loss)                (1.76)            5.57          (9.22)          2.07           2.03(b)
                                                 ___________      ___________    ___________    ___________    ___________
Total from investment operations                       (1.54)            5.85          (8.94)          2.27           2.15
                                                 ___________      ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.20)           (0.28)         (0.28)         (0.21)         (0.09)
                                                 ___________      ___________    ___________    ___________    ___________

Net asset value, end of period                   $     18.73      $     20.47    $     14.90    $     24.12    $     22.06
                                                 ===========      ===========    ===========    ===========    ===========


TOTAL RETURN (c)                                     (7.54)%           39.43%       (37.23)%         10.26%         10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    32,782      $    51,164    $    35,762    $    61,518    $    17,650
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.85%(d)         0.87%          0.72%          1.12%          2.59%(d)
Ratio of net expenses to average net assets            0.65%(d)         0.65%          0.65%          0.65%          0.65%(d)
Ratio of net investment income (loss)
     to average net assets                             1.64%(d)         1.57%          1.31%          1.09%          1.29%(d)
Portfolio turnover rate (e)                             134%             171%           157%            10%             4%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


                    See Notes to Financial Statements          Page 97





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                                                                                               FOR THE PERIOD
                                                  FOR THE          FOR THE        FOR THE        FOR THE     DECEMBER 5, 2006(a)
                                               SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                                JUNE 30, 2010    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                 (UNAUDITED)        2009           2008           2007             2006
                                               ________________  ____________   ____________   ____________  ___________________
Net asset value, beginning of period             $     17.21     $     12.98    $     20.45    $     19.78    $     20.00
                                                 ___________     ___________    ___________    ___________    ___________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.15            0.18           0.25           0.24           0.03 (b)
Net realized and unrealized gain (loss)                (0.40)           4.23          (7.47)          0.68          (0.25)(b)
                                                 ___________     ___________    ___________    ___________    ___________
Total from investment operations                       (0.25)           4.41          (7.22)          0.92          (0.22)
                                                 ___________     ___________    ___________    ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.15)          (0.18)         (0.25)         (0.25)             -
                                                 ___________     ___________    ___________    ___________    ___________

Net asset value, end of period                   $     16.81     $     17.21    $     12.98    $     20.45    $     19.78
                                                 ===========     ===========    ===========    ===========    ===========


TOTAL RETURN (c)                                     (1.46)%          34.15%       (35.45)%          4.65%        (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     5,883     $     6,885    $     5,841    $    13,291    $    18,793
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          1.28%(d)        1.24%          1.14%          1.36%          3.25%(d)
Ratio of net expenses to average net assets            0.70%(d)        0.70%          0.70%          0.70%          0.70%(d)
Ratio of net investment income (loss)
     to average net assets                             1.17%(d)        1.24%          1.29%          1.04%          1.82%(d)
Portfolio turnover rate (e)                             123%            191%           120%            43%             1%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 98             See Notes to Financial Statements





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                                                                            FOR THE
                                FOR THE                                                      PERIOD
                               SIX MONTHS                                                 JUNE 1, 2006     FOR THE       FOR THE
                                 ENDED         FOR THE        FOR THE         FOR THE        THROUGH     YEAR ENDED    YEAR ENDED
                             JUNE 30, 2010   YEAR ENDED     YEAR ENDED      YEAR ENDED       DEC. 31,      MAY 31,       MAY 31,
                              (UNAUDITED)   DEC. 31, 2009  DEC. 31, 2008   DEC. 31, 2007     2006(a)       2006(a)       2005(a)
                             _____________  _____________  _____________   _____________  ____________   ___________   ___________
Net asset value, beginning
     of period                  $   13.37      $   11.55      $   15.75       $   16.77    $   16.55      $   17.24    $   16.13
                                _________      _________      _________       _________    _________      _________    _________
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)         0.19           0.38           0.45            0.44         0.24(b)        0.43         0.41
Net realized and unrealized
     gain (loss)                    (0.57)          1.82          (4.20)          (0.99)        2.10(b)        1.00         1.99
                                _________      _________      _________       _________    _________      _________    _________
Total from investment
     operations                     (0.38)          2.20          (3.75)          (0.55)        2.34           1.43         2.40
                                _________      _________      _________       _________    _________      _________    _________

DISTRIBUTIONS PAID TO
     SHAREHOLDERS FROM:
Net investment income               (0.19)         (0.38)         (0.45)          (0.47)       (0.63)         (0.42)       (0.37)
Net realized gains                      -              -              -               -        (1.49)         (1.70)       (0.92)
                                _________      _________      _________       _________    _________      _________    _________
Total distributions to
     shareholders                   (0.19)         (0.38)         (0.45)          (0.47)       (2.12)         (2.12)       (1.29)
                                _________      _________      _________       _________    _________      _________    _________

Common Shares offering
     costs charged
     to paid-in capital                 -              -              -               -            -              -        (0.00)(c)
                                _________      _________      _________       _________    _________      _________    _________

Net asset value, end of
     period                     $   12.80      $   13.37      $   11.55       $   15.75    $   16.77      $   16.55    $   17.24
                                =========      =========      =========       =========    =========      =========    =========

TOTAL RETURN, BASED
     ON NET ASSET VALUE           (2.88)%(e)      19.58%(e)    (24.17)%(e)      (3.42)%(e)    14.70%(e)(i)   10.26%(d)    16.05%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
     (in 000's)                 $ 147,666      $ 153,618      $ 115,403       $ 180,153    $ 451,642      $ 536,258    $ 558,705
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to
     average net assets             0.84%(f)       0.80%          0.84%           0.85%        0.94%(f)       0.93%        0.93%
Ratio of net expenses to
     average net assets             0.70%(f)       0.70%          0.70%           0.70%        0.93%(f)(h)    0.93%        0.93%
Ratio of net investment
     income (loss)
     to average net assets          2.90%(f)       3.30%          3.20%           2.37%        2.36%(f)       2.51%        2.45%
Portfolio turnover rate (g)           31%           101%           109%              5%          28%            58%          57%


(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line Dividend Fund. See Reorganization History below.
(b)  Per share amounts have been calculated using the average share method.
(c)  Amount represents less than $0.01 per share.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(f)  Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(h) The annualized expense ratio is capped at 0.70%. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.
(i) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line Dividend Fund. See Reorganization History below.

REORGANIZATION HISTORY:
First Trust Value Line(R) Dividend Fund (the "Predeccessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predeccessor FVD Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, December 15, 2006 and FVD began trading on the AMEX on Monday, December 18, 2006 (effective November 6, 2008, FVD began trading on NYSE Arca), under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund survive for financial reporting purposes.


                    See Notes to Financial Statements          Page 99





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                    FOR THE                                               FOR THE PERIOD
                                                SIX MONTHS ENDED      FOR THE            FOR THE        FEBRUARY 8, 2007(a)
                                                  JUNE 30, 2010      YEAR ENDED         YEAR ENDED           THROUGH
                                                   (UNAUDITED)    DECEMBER 31, 2009  DECEMBER 31, 2008   DECEMBER 31, 2007
                                                _________________ _________________  _________________ _____________________
Net asset value, beginning of period             $    17.63        $    12.05         $    21.19        $    20.00
                                                 __________        __________         __________        __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.04              0.05               0.01             (0.01)
Net realized and unrealized gain (loss)               (0.82)             5.58              (9.14)             1.20
                                                 __________        __________         __________        __________
Total from investment operations                      (0.78)             5.63              (9.13)             1.19
                                                 __________        __________         __________        __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.05)            (0.05)             (0.01)                -
Return of capital                                         -             (0.00)(e)          (0.00)(e)             -
                                                 __________        __________         __________        __________
Total distributions                                   (0.05)            (0.05)             (0.01)                -
                                                 __________        __________         __________        __________

Net asset value, end of period                   $    16.80        $    17.63         $    12.05        $    21.19
                                                 ==========        ==========         ==========        ==========

TOTAL RETURN (b)                                    (4.45)%            46.74%           (43.09)%             5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   15,118        $   10,579         $    7,232        $    2,119
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.97%(c)          1.28%              1.86%             2.61%(c)
Ratio of net expenses to average net assets           0.60%(c)          0.60%              0.60%             0.60%(c)
Ratio of net investment income (loss)
     to average net assets                            0.46%(c)          0.48%              0.03%           (0.04)%(c)
Portfolio turnover rate (d)                              6%               43%                67%               27%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

                                                    FOR THE                                                   FOR THE PERIOD
                                                SIX MONTHS ENDED         FOR THE            FOR THE         FEBRUARY 8, 2007(a)
                                                  JUNE 30, 2010        YEAR ENDED         YEAR ENDED              THROUGH
                                                   (UNAUDITED)     DECEMBER 31, 2009   DECEMBER 31, 2008     DECEMBER 31, 2007
                                                ________________   _________________   _________________   _____________________
Net asset value, beginning of period             $    16.09         $    11.19          $    30.86         $    20.00
                                                 __________         __________          __________         __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.01)             (0.02)              (0.04)             (0.04)
Net realized and unrealized gain (loss)               (2.75)              4.92              (19.63)             10.90
                                                 __________         __________          __________         __________
Total from investment operations                      (2.76)              4.90              (19.67)             10.86
                                                 __________         __________          __________         __________

Net asset value, end of period                   $    13.33         $    16.09          $    11.19         $    30.86
                                                 ==========         ==========          ==========         ==========


TOTAL RETURN (b)                                   (17.15)%             43.79%            (63.74)%             54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   31,989         $   43,449          $   23,504         $   50,913
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.80%(c)           0.81%               0.83%              1.00%(c)
Ratio of net expenses to average net assets           0.60%(c)           0.60%               0.60%              0.60%(c)
Ratio of net investment income (loss)
     to average net assets                          (0.06)%(c)         (0.12)%             (0.21)%            (0.33)%(c)
Portfolio turnover rate (d)                             13%                40%                 32%                 4%


(a)  Inception date.
(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e)  Amount represents less than $0.01 per share.


Page 100            See Notes to Financial Statements





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND

                                                   FOR THE                                                  FOR THE PERIOD
                                                SIX MONTHS ENDED       FOR THE             FOR THE          MAY 8, 2007 (a)
                                                 JUNE 30, 2010        YEAR ENDED          YEAR ENDED            THROUGH
                                                  (UNAUDITED)      DECEMBER 31, 2009   DECEMBER 31, 2008   DECEMBER 31, 2007
                                                ________________   _________________   _________________   ___________________
Net asset value, beginning of period             $    11.72          $     9.43         $    15.81          $    20.00
                                                 __________          __________         __________          __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.17                0.25               0.31                0.32 (b)
Net realized and unrealized gain (loss)                0.47                2.31              (6.38)              (4.13)(b)
                                                 __________          __________         __________          __________
Total from investment operations                       0.64                2.56              (6.07)              (3.81)
                                                 __________          __________         __________          __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.10)              (0.25)             (0.31)              (0.38)
Return of capital                                         -               (0.02)                 -                   -
                                                 __________          __________         __________          __________

Total distributions                                   (0.10)              (0.27)             (0.31)              (0.38)
                                                 __________          __________         __________          __________

Net asset value, end of period                   $    12.26          $    11.72         $     9.43          $    15.81
                                                 ==========          ==========         ==========          ==========


TOTAL RETURN (c)                                      5.46%              28.00%           (38.87)%            (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   56,377          $   21,087         $    5,187          $    1,581
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.76%(d)            1.95%               5.30%              8.41%(d)
Ratio of net expenses to average net assets           0.50%(d)            0.50%               0.50%              0.50%(d)
Ratio of net investment income (loss)
      to average net assets                           3.64%(d)            3.39%               3.40%              2.73%(d)
Portfolio turnover rate (e)                              4%                 13%                 20%                25%


FIRST TRUST ISE WATER INDEX FUND

                                                     FOR THE                                             FOR THE PERIOD
                                                 SIX MONTHS ENDED      FOR THE           FOR THE         MAY 8, 2007 (a)
                                                   JUNE 30, 2010      YEAR ENDED        YEAR ENDED          THROUGH
                                                    (UNAUDITED)    DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                                 ________________  _________________ __________________ __________________
Net asset value, beginning of period             $    18.66        $    15.69        $    22.38          $    20.00
                                                 __________        __________        __________          __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.08(b)           0.19              0.12                0.04
Net realized and unrealized gain (loss)               (1.13)             2.97             (6.69)               2.38
                                                 __________        __________        __________          __________
Total from investment operations                      (1.05)             3.16             (6.57)               2.42
                                                 __________        __________        __________          __________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.09)            (0.19)            (0.12)              (0.04)
                                                 __________        __________        __________          __________

Net asset value, end of period                   $    17.52        $    18.66        $    15.69          $    22.38
                                                 ==========        ==========        ==========          ==========


TOTAL RETURN (c)                                    (5.60)%            20.29%          (29.40)%              12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   38,539        $   37,314        $   32,157          $   12,310
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.71%(d)          0.72%             0.77%               1.68%(d)
Ratio of net expenses to average net assets           0.60%(d)          0.60%             0.60%               0.60%(d)
Ratio of net investment income (loss)
     to average net assets                            0.83%(d)          1.20%             0.76%               0.46%(d)
Portfolio turnover rate (e)                             23%               44%               45%                  3%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements          Page 101





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

                                                    FOR THE                                               FOR THE PERIOD
                                                SIX MONTHS ENDED      FOR THE            FOR THE          MAY 8, 2007 (a)
                                                 JUNE 30, 2010       YEAR ENDED         YEAR ENDED           THROUGH
                                                  (UNAUDITED)     DECEMBER 31, 2009  DECEMBER 31, 2008   DECEMBER 31, 2007
                                                ________________  _________________  _________________ _____________________
Net asset value, beginning of period             $    17.52       $    11.80         $    22.31        $    20.00
                                                 __________       __________         __________        __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.04(b)          0.07               0.14              0.03
Net realized and unrealized gain (loss)               (2.31)            5.72             (10.51)             2.30
                                                 __________       __________         __________        __________
Total from investment operations                      (2.27)            5.79             (10.37)             2.33
                                                 __________       __________         __________        __________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.04)           (0.07)             (0.14)            (0.02)
Return of capital                                         -            (0.00)(f)              -                 -
                                                 __________       __________         __________        __________

Total distributions                                   (0.04)           (0.07)             (0.14)            (0.02)
                                                 __________       __________         __________        __________

Net asset value, end of period                   $    15.21       $    17.52         $    11.80        $    22.31
                                                 ==========       ==========         ==========        ==========


TOTAL RETURN (c)                                   (12.93)%           49.21%           (46.57)%            11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $  385,505       $  464,339         $   37,179        $   11,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.67%(d)         0.72%              0.77%             2.36%(d)
Ratio of net expenses to average net assets           0.60%(d)         0.60%              0.60%             0.60%(d)
Ratio of net investment income (loss)
     to average net assets                            0.45%(d)         0.53%              0.77%             0.32%(d)
Portfolio turnover rate (e)                             51%              71%               116%                5%


FIRST TRUST ISE CHINDIA INDEX FUND

                                                    FOR THE                                             FOR THE PERIOD
                                                SIX MONTHS ENDED      FOR THE            FOR THE        MAY 8, 2007 (a)
                                                 JUNE 30, 2010       YEAR ENDED         YEAR ENDED         THROUGH
                                                  (UNAUDITED)     DECEMBER 31, 2009  DECEMBER 31, 2008 DECEMBER 31, 2007
                                                _________________ _________________  _________________ ___________________
Net asset value, beginning of period             $    21.28        $    11.78         $    27.73       $    20.00
                                                 __________        __________         __________       __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.11              0.09               0.17             0.02
Net realized and unrealized gain (loss)               (0.69)             9.50             (15.92)            7.73
                                                 __________        __________         __________       __________
Total from investment operations                      (0.58)             9.59             (15.75)            7.75
                                                 __________        __________         __________       __________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.12)            (0.09)             (0.20)           (0.02)
Return of capital                                         -             (0.00)(f)          (0.00)(f)            -
                                                 __________        __________         __________       __________
Total distributions                                   (0.12)            (0.09)             (0.20)           (0.02)
                                                 __________        __________         __________       __________

Net asset value, end of period                   $    20.58        $    21.28         $    11.78       $    27.73
                                                 ==========        ==========         ==========       ==========


TOTAL RETURN (c)                                    (2.73)%            81.58%           (56.98)%           38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $  126,572        $  120,240         $   35,937       $  104,004
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.67%(d)          0.73%              0.73%            0.82%(d)
Ratio of net expenses to average net assets           0.60%(d)          0.60%              0.60%            0.60%(d)
Ratio of net investment income (loss)
     to average net assets                            0.98%(d)          0.58%              0.90%            0.17%(d)
Portfolio turnover rate (e)                             13%               47%                39%               2%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 102            See Notes to Financial Statements





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

                                             FOR THE
                                           SIX MONTHS      FOR THE        FOR THE        FOR THE         FOR THE       FOR THE
                                              ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
                                         JUNE 30, 2010   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                           (UNAUDITED)      2009           2008           2007 (a)        2006 (a)      2005 (a)
                                         _____________  _____________  ____________   _____________  _____________  ______________
Net asset value, beginning of period      $     10.44    $      9.26    $     17.91    $     15.89    $      17.16    $     18.05
                                          ___________    ___________    ___________    ___________     ___________    ___________

INCOME FROM INVESTMENT
     OPERATIONS:
Net investment income (loss)                    (0.01)         (0.01)         (0.02)          1.02           (0.07)         (0.08)
Net realized and unrealized gain (loss)         (0.08)          1.19          (8.63)          2.06            0.68           2.00
                                          ___________    ___________    ___________    ___________     ___________    ___________
Total from investment operations                (0.09)          1.18          (8.65)          3.08            0.61           1.92
                                          ___________    ___________    ___________    ___________     ___________    ___________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gains                                  -              -              -          (1.06)          (1.88)         (2.81)
                                          ___________    ___________    ___________    ___________     ___________    ___________

Net asset value, end of period            $     10.35    $     10.44    $      9.26    $     17.91     $     15.89    $     17.16
                                          ===========    ===========    ===========    ===========     ===========    ===========

TOTAL RETURN, BASED ON
     NET ASSET VALUE                          (0.86)%(c)      12.74%(c)    (48.30)%(c)      19.91%(c)(f)     4.59%(b)      11.86%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    55,275    $    60,433    $    75,825    $   204,913     $   277,902    $   300,049
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
     net assets                                 0.89%(g)       0.85%          0.86%          0.89%           0.97%          0.95%
Ratio of net expenses to average
     net assets                                 0.70%(g)       0.70%          0.70%          0.83%(e)        0.97%          0.95%
Ratio of net investment income (loss)
     to average net assets                    (0.24)%(g)     (0.08)%        (0.11)%        (0.21)%         (0.40)%        (0.43)%
Portfolio turnover rate (d)                      115%           235%           251%           111%            234%           240%


(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Reorganization History below.
(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) The annualized expense ratio is capped at 0.70%. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.
(f) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.
(g)  Annualized.


REORGANIZATION HISTORY:
First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predeccessor FVL Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.


                    See Notes to Financial Statements          Page 103





FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

                                                                    FOR THE            FOR THE PERIOD
                                                                SIX MONTHS ENDED      JUNE 29, 2009(a)
                                                                  JUNE 30, 2010           THROUGH
                                                                   (UNAUDITED)        DECEMBER 31, 2009
                                                                _________________    ___________________
Net asset value, beginning of period                             $    22.41           $    20.00
                                                                 __________           __________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.13                 0.16
Net realized and unrealized gain (loss)                                0.18                 2.40
                                                                 __________           __________
Total from investment operations                                       0.31                 2.56
                                                                 __________           __________


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.14)               (0.15)
                                                                 __________           __________


Net asset value, end of period                                   $    22.58           $    22.41
                                                                 ==========           ==========

TOTAL RETURN (b)                                                      1.40%               12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $    9,031           $    5,604
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         1.23%(c)             2.67%(c)
Ratio of net expenses to average net assets                           0.60%(c)             0.60%(c)
Ratio of net investment income (loss) to average net assets           1.42%(c)             1.92%(c)
Portfolio turnover rate (d)                                             15%                  15%


(a)  Inception date.
(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 104            See Notes to Financial Statements





-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                             1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission
("SEC") under the Investment Company Act of 1940, as amended (the "1940
Act").

The Trust currently consists of eighteen exchange-traded funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund -  (NYSE Arca, Inc. ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund -  (NYSE Arca, Inc. ticker "FDL")
First Trust US IPO Index Fund -  (NYSE Arca, Inc. ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund -  (NASDAQ ticker "QQEW")
First Trust NASDAQ-100-Technology Sector Index(SM) Fund -  (NASDAQ ticker "QTEC")
First Trust NYSE Arca Biotechnology Index Fund -  (NYSE Arca, Inc. ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund -  (NYSE Arca, Inc. ticker "FDN")
First Trust Strategic Value Index Fund(1) -  (NYSE Arca, Inc. ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund -  (NYSE Arca, Inc. ticker "FVI")
First Trust Value Line(R) Dividend Index Fund -  (NYSE Arca, Inc. ticker "FVD")
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund -  (NASDAQ ticker "QCLN")
First Trust S&P REIT Index Fund -  (NYSE Arca, Inc. ticker "FRI")
First Trust ISE Water Index Fund -  (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund -  (NYSE Arca, Inc. ticker "FCG")
First Trust ISE Chindia Index Fund -  (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund -  (NYSE Arca, Inc. ticker "FVL")
First Trust NASDAQ(R) ABA Community Bank Index Fund -  (NASDAQ ticker "QABA")

(1) Formerly First Trust DB Strategic Value Index Fund.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, and the First Trust NASDAQ(R) ABA Community Bank Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund                  Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                         IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               NASDAQ-100 Technology Sector Index(SM)
First Trust NYSE Arca Biotechnology Index Fund                        NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                         Dow Jones Internet Composite Index(SM)
First Trust Strategic Value Index Fund                                Credit Suisse U.S. Value Index, Powered by Holt(TM)(2)
First Trust Value Line(R) Equity Allocation Index Fund                Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                         Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                                       S&P United States REIT Index
First Trust ISE Water Index Fund                                      ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                         ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                    ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                    Value Line(R) 100 Index
First Trust NASDAQ(R) ABA Community Bank Index Fund                   NASDAQ OMX(R) ABA Community Bank Index(SM)

(2) Effective June 18, 2010, the Fund's underlying index was changed from the Deutsche Bank CROCI(R) US+ Index(TM).

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                   2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION
Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ(R) or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

  - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
  - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
         o  Quoted prices for similar securities in active markets.
         o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
         o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
         o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
  - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of June 30, 2010, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS
Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended December 31, 2009 was as follows:

                                                                                        Distributions          Distributions
                                                              Distributions paid        paid                   paid
                                                              from Ordinary             from Capital           from Return
                                                              Income                    Gains                  of Capital
                                                              __________________        ______________         _____________
First Trust Dow Jones Select MicroCap Index(SM) Fund          $        95,349           $         -            $     3,442
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          1,912,571                     -                      -
First Trust US IPO Index Fund                                         177,486                     -                      -
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   81,000                     -                      -
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                47,396                     -                  4,284
First Trust NYSE Arca Biotechnology Index Fund                              -                     -                      -
First Trust Dow Jones Internet Index(SM) Fund                               -                     -                      -
First Trust DB Strategic Value Index Fund                             615,441                     -                      -
First Trust Value Line(R) Equity Allocation Index Fund                 70,920                     -                      -
First Trust Value Line(R) Dividend Index Fund                       4,139,046                     -                      -
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund             31,380                     -                      -
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 -                     -                      -
First Trust S&P REIT Index Fund                                       251,687                     -                 22,048
First Trust ISE Water Index Fund                                      394,615                     -                      -
First Trust ISE-Revere Natural Gas Index Fund                         942,177                     -                 15,658
First Trust ISE Chindia Index Fund                                    393,226                     -                    149
First Trust Value Line(R) 100 Exchange-Traded Fund                          -                     -                      -
First Trust NASDAQ(R) ABA Community Bank Index Fund                    37,500                     -                      -

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)


As of December 31, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                               Accumulated
                                                              Undistributed          Net Unrealized            Capital and
                                                                 Ordinary             Appreciation                Other
                                                                  Income             (Depreciation)            Gain (Loss)
                                                              _____________         ________________         ______________
First Trust Dow Jones Select MicroCap Index(SM) Fund          $          -          $     (275,692)          $  (6,631,735)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          23,132               2,877,992             (32,249,623)
First Trust US IPO Index Fund                                      147,960                 199,143              (4,932,700)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 3,474               3,574,592              (6,924,836)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  -               8,354,935              (4,069,666)
First Trust NYSE Arca Biotechnology Index Fund                           -              (1,663,621)             (7,848,713)
First Trust Dow Jones Internet Index(SM) Fund                            -               8,970,432              (7,610,392)
First Trust DB Strategic Value Index Fund                           13,083               3,993,803             (23,870,864)
First Trust Value Line(R) Equity Allocation Index Fund               1,603               1,133,394              (5,026,846)
First Trust Value Line(R) Dividend Index Fund                       81,266               9,832,062             (46,160,757)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           1,638                 482,148              (1,259,513)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              -              (3,960,578)            (13,863,414)
First Trust S&P REIT Index Fund                                          -                 884,913                (210,390)
First Trust ISE Water Index Fund                                     3,849              (2,846,576)             (7,964,314)
First Trust ISE-Revere Natural Gas Index Fund                            -              40,266,804             (40,342,505)
First Trust ISE Chindia Index Fund                                       -               6,009,501             (23,059,021)
First Trust Value Line(R) 100 Exchange-Traded Fund                       -               7,736,028             (84,087,862)
First Trust NASDAQ(R) ABA Community Bank Index Fund                  3,748                 349,648                 (35,562)


D. INCOME TAXES
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008, and 2009 remain open to federal and state audit. As of June 30, 2010, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At December 31, 2009 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                             Capital Loss  Capital Loss  Capital Loss  Capital Loss    Capital Loss     Total
                                             Available     Available     Available     Available       Available        Capital Loss
                                             Through 2013  Through 2014  Through 2015  Through 2016    Through 2017     Available
                                             ___________   ____________  ____________  ____________    ____________     ____________
First Trust Dow Jones Select MicroCap
     Index(SM) Fund                          $        -    $ 1,604,481   $   910,503   $   902,807     $  3,213,944     $ 6,631,735
First Trust Morningstar(R) Dividend
     Leaders(SM) Index Fund                      52,755        202,279       198,670    14,962,284       16,833,635      32,249,623
First Trust US IPO Index Fund                         -        303,759       740,683     2,682,788        1,134,862       4,862,092
First Trust NASDAQ-100 Equal Weighted
     Index(SM) Fund                                   -         15,480       271,083     1,957,170        4,681,103       6,924,836
First Trust NASDAQ-100-Technology
     Sector Index(SM) Fund                            -         95,862       535,229     1,421,664        2,016,911       4,069,666
First Trust NYSE Arca Biotechnology
     Index Fund                                       -              -             -     2,061,136        5,787,577       7,848,713
First Trust Dow Jones Internet Index(SM)
     Fund                                             -              -             -     6,446,426        1,163,966       7,610,392
First Trust DB Strategic Value Index Fund             -         45,432       831,336    11,401,861       11,336,270      23,614,899
First Trust Value Line(R) Equity Allocation
     Index Fund                                       -              -     1,439,101     1,168,041        2,419,704       5,026,846
First Trust Value Line(R) Dividend Index Fund         -              -     4,488,019    21,855,796       19,636,444      45,980,259
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                   -              -         7,779       143,597        1,051,894       1,203,270
First Trust NASDAQ(R) Clean Edge(R) Green
     Energy Index Fund                                -              -       141,332     4,246,707        7,483,633      11,871,672
(continued on next page)


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NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                                             Capital Loss  Capital Loss  Capital Loss  Capital Loss    Capital Loss     Total
                                             Available     Available     Available     Available       Available        Capital Loss
                                             Through 2013  Through 2014  Through 2015  Through 2016    Through 2017     Available
                                             ____________  ____________  ____________  ____________    ____________     ____________
First Trust S&P REIT Index Fund              $        -    $        -    $     10,162  $     14,326    $    185,902     $  210,390
First Trust ISE Water Index Fund                      -             -             592       318,246       5,768,328      6,087,166
First Trust ISE-Revere Natural Gas
     Index Fund                                       -             -           5,274     7,264,703      32,569,413     39,839,390
First Trust ISE Chindia Index Fund                    -             -               -    11,116,593      11,686,955     22,803,548
First Trust Value Line(R) 100
     Exchange-Traded Fund                             -             -       6,804,100    47,805,834      29,477,928     84,087,862
First Trust NASDAQ(R) ABA Community
     Bank Index Fund                                  -             -               -             -           4,787          4,787

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended December 31, 2009, the following Funds incurred and elected to defer net capital losses as follows:

                                                                         Post-October Losses
                                                                         ___________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                     $          -
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                          -
First Trust US IPO Index Fund                                                  70,608
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                -
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             -
First Trust NYSE Arca Biotechnology Index Fund                                      -
First Trust Dow Jones Internet Index(SM) Fund                                       -
First Trust DB Strategic Value Index Fund                                     255,965
First Trust Value Line(R) Equity Allocation Index Fund                              -
First Trust Value Line(R) Dividend Index Fund                                 180,498
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                     56,243
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 1,991,742
First Trust S&P REIT Index Fund                                                     -
First Trust ISE Water Index Fund                                            1,877,148
First Trust ISE-Revere Natural Gas Index Fund                                 503,115
First Trust ISE Chindia Index Fund                                            255,473
First Trust Value Line(R) 100 Exchange-Traded Fund                                  -
First Trust NASDAQ(R) ABA Community Bank Index Fund                            30,775


E. EXPENSES
Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                              LICENSOR
First Trust Dow Jones Select MicroCap Index(SM) Fund              Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        Morningstar, Inc.
First Trust US IPO Index Fund                                     IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund              The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund           The NASDAQ Stock Market, Inc.
First Trust NYSE Arca Biotechnology Index Fund                    NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                     Dow Jones & Company, Inc.
First Trust Strategic Value Index Fund                            Credit Suisse Securities (USA) LLC and Credit Suisse Group AG
First Trust Value Line(R) Equity Allocation Index Fund            Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                     Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund        The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund       The NASDAQ Stock Market, Inc. / Clean Edge, Inc.
First Trust S&P REIT Index Fund                                   Standard & Poor's
First Trust ISE Water Index Fund                                  International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                     International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund                Value Line Publishing, Inc.(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund               The NASDAQ Stock Market, Inc.

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NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


          3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND
                           OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger
Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
                                                               ________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           0.30%
First Trust US IPO Index Fund                                        0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index(SM) Fund                        0.40%
First Trust Strategic Value Index Fund                               0.50%
First Trust Value Line(R) Equity Allocation Index Fund               0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust ISE Water Index Fund                                     0.40%
First Trust ISE-Revere Natural Gas Index Fund                        0.40%
First Trust ISE Chindia Index Fund                                   0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap").

                                                                  Expense Cap
                                                               ________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           0.45%
First Trust US IPO Index Fund                                        0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index(SM) Fund                        0.60%
First Trust Strategic Value Index Fund                               0.65%
First Trust Value Line(R) Equity Allocation Index Fund               0.70%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust ISE Water Index Fund                                     0.60%
First Trust ISE-Revere Natural Gas Index Fund                        0.60%
First Trust ISE Chindia Index Fund                                   0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.60%

Except for the First Trust NASDAQ(R)ABA Community Bank Index Fund, which has an Expense Cap termination date of June 30, 2011, each Fund's Expense Cap will be in effect until the Expense Cap termination date of May 15, 2011. The Expense Reimbursement, Fee Waiver and Recovery Agreement allows First Trust to recover from the Funds any fees waived or expenses

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

reimbursed during the three year period after the date of the waiver or reimbursement to the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable Expense Cap in place during the fiscal year that the fee was waived or the expense reimbursed. First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the Expense Cap exceeds the actual expense ratio in place during the fiscal year that the fee was waived or the expense reimbursed. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2010 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                               Expenses Borne by Advisor Subject to Recovery
                                                                      ______________________________________________________________
                                                                        Period        Year         Year       Six Months
                                          Advisory      Expense         Ended         Ended        Ended        Ended
                                             Fee         Reim-         December      December     December       June
                                           Waivers     bursement       31, 2007      31, 2008     31, 2009     30, 2010      Total
                                           _______     _________      ___________   __________   __________   __________   _________
First Trust Dow Jones Select MicroCap
    Index(SM) Fund                         $ 50,024    $     -        $ 81,270      $ 68,793     $ 48,917     $ 50,024     $249,004
First Trust Morningstar(R) Dividend
    Leaders(SM) Index Fund                   71,895          -         137,344       139,071      137,066       71,895      485,376
First Trust US IPO Index Fund                21,434     20,457          64,128        80,132       67,290       41,891      253,441
First Trust NASDAQ-100 Equal Weighted
    Index(SM) Fund                           43,485          -          48,382        62,497       16,264       43,485      170,628
First Trust NASDAQ-100-Technology
    Sector Index(SM) Fund                    81,585          -          40,374        41,362       20,687       81,585      184,008
First Trust NYSE Arca Biotechnology
    Index Fund                               47,344          -          36,003        71,442       70,966       47,344      225,755
First Trust Dow Jones Internet
    Index(SM) Fund                            9,705          -          29,293        51,795       46,260        9,705      137,053
First Trust Strategic Value Index
    Fund                                     45,867          -          77,355        41,333       86,736       45,867      251,291
First Trust Value Line(R) Equity
    Allocation Index Fund                    22,472      3,761          46,025        42,356       31,276       26,233      145,890
First Trust Value Line(R) Dividend
    Index Fund                              108,102          -         259,266       198,186      125,081      108,102      690,635
First Trust NASDAQ-100 Ex-Technology
    Sector Index(SM) Fund                    29,135          -          34,214        44,692       46,747       29,135      154,788
First Trust NASDAQ(R) Clean Edge(R)
    Green Energy Index Fund                  38,534          -          51,050        96,621       74,427       38,534      260,632
First Trust S&P REIT Index Fund              55,111          -          96,984       117,085      107,158       55,111      376,338
First Trust ISE Water Index Fund             21,922          -          50,904        53,268       40,314       21,922      166,408
First Trust ISE-Revere Natural Gas
    Index Fund                              152,318          -          52,538       109,371      195,399      152,318      509,626
First Trust ISE Chindia Index Fund           49,964          -          54,458        91,365       90,414       49,964      286,201
First Trust Value Line(R) 100 Exchange
    Traded Fund                              56,260          -         131,813       221,381       97,391       56,260      506,845
First Trust NASDAQ(R) ABA Community Bank
    Index Fund                               16,167      9,203               -             -       44,294       25,370       69,664

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing, Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon
Investment Servicing (US) Inc.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                Purchases               Sales
                                                             _________________     _________________
First Trust Dow Jones Select MicroCap Index(SM) Fund          $    2,160,546        $    2,072,946
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        14,980,930            14,782,476
First Trust US IPO Index Fund                                        776,112               779,307
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund               4,364,190             4,369,441
First Trust NASDAQ-100-Technology Sector Index(SM) Fund           10,783,483            10,778,517
First Trust NYSE Arca Biotechnology Index Fund                    21,148,317            24,865,606
First Trust Dow Jones Internet Index(SM) Fund                     11,451,215            11,841,484
First Trust Strategic Value Index Fund                            60,968,457            60,918,327
First Trust Value Line(R) Equity Allocation Index Fund            10,620,154            10,609,362
First Trust Value Line(R) Dividend Index Fund                     48,225,583            48,209,091
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund           875,059               874,093
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund        4,933,380             4,938,323
First Trust S&P REIT Index Fund                                    2,043,075             1,653,715
First Trust ISE Water Index Fund                                   9,350,204             9,382,618
First Trust ISE-Revere Natural Gas Index Fund                    229,498,070           222,716,656
First Trust ISE Chindia Index Fund                                17,152,737            17,207,103
First Trust Value Line(R) 100 Exchange-Traded Fund                68,707,793            68,645,131
First Trust NASDAQ(R) ABA Community Bank Index Fund                1,205,589             1,192,564

For the six months ended June 30, 2010, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                Purchases               Sales
                                                             _________________     _________________
First Trust Dow Jones Select MicroCap Index(SM) Fund          $   48,621,039        $   13,981,878
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        14,161,184            11,428,682
First Trust US IPO Index Fund                                              -             1,077,864
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund              27,624,554            17,878,843
First Trust NASDAQ-100-Technology Sector Index(SM) Fund          153,168,912            50,510,760
First Trust NYSE Arca Biotechnology Index Fund                   145,767,025            77,752,318
First Trust Dow Jones Internet Index(SM) Fund                    168,624,290            50,782,032
First Trust Strategic Value Index Fund                            43,268,465            58,486,310
First Trust Value Line(R) Equity Allocation Index Fund             7,022,325             7,854,271
First Trust Value Line(R) Dividend Index Fund                     12,024,123            11,222,693
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund         9,302,672             3,632,890
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                -             4,701,824
First Trust S&P REIT Index Fund                                   41,167,293             5,593,873
First Trust ISE Water Index Fund                                   5,932,547             1,936,845
First Trust ISE-Revere Natural Gas Index Fund                    378,323,822           386,345,533
First Trust ISE Chindia Index Fund                                52,951,494            39,866,471
First Trust Value Line(R) 100 Exchange-Traded Fund                10,047,066            14,855,682
First Trust NASDAQ(R) ABA Community Bank Index Fund                3,762,527                     -

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NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

               5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

          Number of Securities              Creation
           in a Creation Unit            Transaction Fee
       --------------------------      -------------------
                  1-100                        $500
                101-200                      $1,000
                201-300                      $1,500
                301-400                      $2,000
                401-500                      $2,500
                501-600                      $3,000
                601-700                      $3,500


The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

            Number of Securities             Redemption
             in a Creation Unit            Transaction Fee
         --------------------------      -------------------
                      1-100                      $500
                    101-200                    $1,000
                    201-300                    $1,500
                    301-400                    $2,000
                    401-500                    $2,500
                    501-600                    $3,000
                    601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                          6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2011 (except for the First Trust NASDAQ(R) ABA Community Bank Index Fund which will not pay 12b-1 fees any time before June 30,
2011).

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NOTES TO FINANCIAL STATEMENTS (Continued)
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                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                           7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                          8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that besides the subsequent events that have already been disclosed there was the following subsequent event:

On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation to James A. Bowen, the President of First Trust. The transaction is expected to be completed by September 21, 2010 and is subject to normal closing conditions. The consummation of the transaction will be deemed to be "an assignment" (as defined in the 1940
Act) of the Investment Management Agreement between the Funds and First Trust, and will result in the automatic termination of the agreement. Prior to consummation of the transaction, it is anticipated that the Board of Trustees of the Funds will consider an interim investment management agreement and a new ongoing investment management agreement with First Trust, which will contain terms substantially identical to the existing Investment Management Agreement. If approved by the Board of Trustees of the Funds, the new ongoing investment management agreement will be presented for shareholder approval.


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ADDITIONAL INFORMATION
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                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2010 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF ADVISORY CONTRACT The Board of Trustees of the First Trust Exchange-Traded Fund (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following seventeen series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust Value Line(R) 100 Exchange-Traded Fund
    First Trust Value Line(R) Dividend Index Fund
    First Trust Dow Jones Select MicroCap Index(SM) Fund
    First Trust Morningstar(R) Dividend Leaders Index Fund
    First Trust US IPO Index Fund
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund
    First Trust NYSE Arca Biotechnology Index Fund
    First Trust Dow Jones Internet Index(SM) Fund
    First Trust Strategic Value Index Fund (then known as First Trust
         DB Strategic Value Index Fund)
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
    First Trust Value Line(R) Equity Allocation Index(SM) Fund
    First Trust ISE Chindia Index Fund
    First Trust ISE Water Index Fund
    First Trust ISE-Revere Natural Gas Index Fund
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
    First Trust S&P REIT Index Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2011, for each Fund (other than First Trust Value Line(R) 100 Exchange-Traded Fund, for which the one-year period ends March 21, 2011) at a meeting held on March 21-22, 2010. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

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ADDITIONAL INFORMATION (Continued)
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                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2009. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through May 15, 2011. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and
(ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. With respect to the First Trust DB Strategic Value Index Fund, the Board noted that the index provider had notified the Advisor of termination of the license agreement for the Fund, and considered efforts being made by the Advisor to find a suitable replacement index. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board, noting that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009 except for First Trust Value Line Dividend Index Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

                          LICENSING INFORMATION

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. "Dow Jones(R)", "Dow Jones Internet Composite Index(SM)", "Dow Jones Select MicroCap Index(SM)" and "Dow Jones Indexes" are service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to CME and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in such Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund. IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R) -100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A PATENT WITH RESPECT TO THE IPOX(R) INDEX METHODOLOGY HAS BEEN ISSUED (U.S. PAT. NO. 7,698,197).

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in anyway as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), Clean Edge(R) or their affiliates (NASDAQ OMX and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The
Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY
WITH RESPECT TO THE FUND.

The NYSE Arca Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities (USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.
THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE,
AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR
IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND, SUCH PRODUCT(S) OR IN SECURITIES GENERALLY, THE RESULTS TO BE OBTAINED
FROM THE USE OF THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM), THE FIGURE AT WHICH THE SAID INDEX STANDS AT ANY PARTICULAR TIME ON ANY

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ADDITIONAL INFORMATION (Continued)
-------------------------------------------------------------------------

                    First Trust Exchange-Traded Fund
                        June 30, 2010 (Unaudited)

PARTICULAR DAY OR OTHERWISE. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE OR [THE CALCULATION AGENT] HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CREDIT SUISSE AND FIRST TRUST.

"Value Line(R)", "Value Line(R) Equity Allocation Index(TM)", "Value Line(R) Dividend Index(TM)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index(TM), the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index(TM) and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index(TM), are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such Funds.

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RISK CONSIDERATIONS (Unaudited)
-------------------------------------------------------------------------

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT 1-800-621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

RISK CONSIDERATIONS:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.


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RISK CONSIDERATIONS (Unaudited) (Continued)
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The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust
NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans;
and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.


Page 120





-------------------------------------------------------------------------
RISK CONSIDERATIONS (Unaudited) (Continued)
-------------------------------------------------------------------------

With the exception of First Trust Strategic Value Index Fund and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Water Index Fund and the First Trust Value Line(R) 100 Exchange-Traded Fund, involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First
Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.


  NOT FDIC INSURED          NOT BANK GUARANTEED          MAY LOSE VALUE


                                                                 Page 121






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


[LOGO OMMITTED]      FIRST TRUST



FIRST TRUST EXCHANGE-TRADED FUND


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

BOARD ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



                              [INSIDE BACK COVER]

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of
Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The registrant's principal executive and principal financial
officers, or persons performing     similar functions, have concluded
that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  12. EXHIBITS.

(a)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded Fund

By (Signature and Title)*    /s/ James A. Bowen
                             ---------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date:    August 19, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             ---------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date:    August 19, 2010



By (Signature and Title)*    /s/ Mark R. Bradley
                             ---------------------------
                             Mark R. Bradley, Treasurer, Controller, Chief
                             Financial Officer and Chief Accounting Officer
                             (principal financial officer)

Date:    August 19, 2010





* Print the name and title of each signing officer under his or her signature.